As filed with the SEC on _________________.	Registration No. 333-85115

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 15

_________________

PRUCO LIFE
VARIABLE UNIVERSAL ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 286-7754

(Address and telephone number of principal executive offices)

_________________

Thomas C. Castano

Assistant Secretary

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Proctor LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

_________________

It is proposed that this filing will become effective (check appropriate space):

 immediately upon filing pursuant to paragraph (b) of Rule 485

[x] on May 1, 2006 pursuant to paragraph (b) of Rule 485
               date

 60 days after filing pursuant to paragraph (a)(1) of Rule 485

 pursuant to paragraph (a)(1) of Rule 485
                 date

[x] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2006

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

PRUSELECTSM III

Variable Life Insurance Contracts

This prospectus describes an individual flexible premium variable universal life insurance contract, the PruSelectSM III Variable Life Insurance Contracts (the “Contract”), offered by Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”), a stock life insurance company. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). The Contracts may be owned individually or by a corporation, trust, association or similar entity. The Contracts are available on a multiple life basis where the insureds share a common employment or business relationship. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes.

You may choose to invest your Contract’s premiums and its earnings in one or more of 38 available variable investment options of the Pruco Life Variable Universal Account (the “Account”):

Conservative Balanced Portfolio	Stock Index Portfolio	SP LSV International Value Portfolio
Diversified Bond Portfolio	Value Portfolio	SP Mid Cap Growth Portfolio
Equity Portfolio	SP Aggressive Growth Asset Allocation Portfolio	SP PIMCO High Yield Portfolio
Flexible Managed Portfolio	SP Balanced Asset Allocation Portfolio	SP PIMCO Total Return Portfolio
Global Portfolio	SP Conservative Asset Allocation Portfolio	SP Small Cap Growth Portfolio
High Yield Bond Portfolio	SP Davis Value Portfolio	SP Small Cap Value Portfolio
Jennison Portfolio	SP Growth Asset Allocation Portfolio	SP T. Rowe Price -
Money Market Portfolio	SP Large Cap Value Portfolio	Large Cap Growth Portfolio

AIM V.I. Technology Fund	Janus Balanced Portfolio
AIM V.I. Utilities Fund	Janus International Growth Portfolio
American Century VP Income & Growth Fund	Janus Large Cap Growth Portfolio
American Century VP Value Fund	Janus Mid Cap Growth Portfolio
Dreyfus Mid-Cap Stock Portfolio	MFS Emerging Growth Series
Dreyfus Developing Leaders Portfolio	Oppenheimer MidCap Fund/VA
Franklin Small-Mid Cap Growth Securities Fund	T. Rowe Price International Stock Portfolio
Goldman Sachs Structured Small Cap Equity Fund

For a complete list of the 38 available variable investment options, their investment objectives, and their investment advisers, see The Funds.

If your Contract includes the Rider to Add a Fixed Interest Rate Investment Option, you may also choose to invest your Contract's premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate. See The Fixed Rate Option.

Please Read this Prospectus. Please read this prospectus before purchasing a PruSelectSM III variable universal life insurance Contract and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in PruSelectSM III is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

                Pruco Life Insurance Company

                213 Washington Street

                Newark, New Jersey 07102-2992

Telephone: (800) 286-7754

PruSelect is a service mark of Prudential.

PROSPECTUS CONTENTS

Page

SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	2

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	2
Brief Description of the Contract	2
Target Term Rider Summary	3
Types of Death Benefit Available Under the Contract	3
The Contract Fund	3
Premium Payments	4
Allocation of Premium Payments	4
Investment Choices	4
Transfers Among Investment Options	4
Increasing or Decreasing Basic Insurance Amount	5
Access to Contract Values	5
Contract Loans	5
Canceling the Contract (“Free-Look”)	5

SUMMARY OF CONTRACT RISKS	6
Contract Values are not Guaranteed	6
Increase in Charges	6
Contract Lapse	6
Risks of Using the Contract as a Short-Term Savings Vehicle	6
Risks of Taking Withdrawals	6
Limitations on Transfers	7
Limitations on Surrender of the Contract	7
Risks of Taking a Contract Loan	7
Tax Consequences of Buying this Contract	7
Replacement of the Contract	8

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	8
Risks Associated with the Variable Investment Options	8
Learn More about the Variable Investment Options	9

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	9
Pruco Life Insurance Company	9
The Pruco Life Variable Universal Account	9
The Funds	9
Service Fees Payable to Pruco Life	15
Voting Rights	15
Substitution of Variable Investment Options	15
The Fixed Rate Option	15

CHARGES AND EXPENSES	16
Sales Load Charges	16
Taxes Attributable to Premiums	16
Cost of Insurance	17
Monthly Deductions from the Contract Fund	17
Daily Deduction from the Variable Investment Options	18
Return of Sales Charges	18
Transaction Charges	18
Allocated Charges	18
Reduction of Charges	18
Portfolio Charges	18
Charges for Optional Rider Coverage	19

PERSONS HAVING RIGHTS UNDER THE CONTRACT	19
Contract Owner	19
Beneficiary	19

OTHER GENERAL CONTRACT PROVISIONS	19
Assignment	19
Incontestability	19
Misstatement of Age or Sex	19
Settlement Options	20
Suicide Exclusion	20
Option to Exchange Insured	20

RIDERS	20
Rider to Add a Fixed Interest Rate Investment Option	20
Target Term Rider	20

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	21

PREMIUMS	22
Minimum Initial Premium	22
Allocation of Premiums	22
Transfers/Restrictions on Transfers	23
Dollar Cost Averaging	24
Auto-Rebalancing	24

DEATH BENEFITS	25
Contract Date	25
When Proceeds Are Paid	25
Death Claim Settlement Options	25
Types of Death Benefit	25
Changing the Type of Death Benefit	26
Increases in Basic Insurance Amount	27
Decreases in Basic Insurance Amount	28

CONTRACT VALUES	28
Surrender of a Contract	28
How a Contract's Surrender Value Will Vary	29
Loans	29
Withdrawals	30

LAPSE AND REINSTATEMENT	31

TAXES	31
Tax Treatment of Contract Benefits	31

DISTRIBUTION AND COMPENSATION	33

LEGAL PROCEEDINGS	35

ILLUSTRATIONS OF SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS	35

ADDITIONAL INFORMATION	37

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	38

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                                                       39

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer amounts between investment options.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)(1)	Deducted from premium payments.	15% of premium payment.
Taxes Attributable to Premiums(2)	Deducted from premium payments.	7.5% of premium payment.
Transfer fee	Each transfer exceeding 12 in any Contract year.	$25
Withdrawal fee	Upon withdrawal.	Lesser of $25 and 2% of withdrawal amount.
Insurance Amount Change fee	Upon change in basic insurance amount or Target Term Rider coverage.	$25 per change.

(1)	This charge is deducted from premium payments for the first 10 years of each coverage segment and will be reduced in years 11 and later for each coverage segment.
(2)

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business tax, or any other type of charge (or component thereof) measured by or based upon the amount of premium received by Pruco Life. In Oregon this is called a premium based administrative charge.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance(“COI”) for the basic insurance amount.

Minimum and Maximum Charges

_____________

Initial COI for a representative Contract owner, male age 45 in the Select Preferred underwriting class, no riders.

	Monthly	From $.09 to $83.34 per $1,000 of net amount at risk.(1)(2) _____________ $0.29 per $1,000 of net amount at risk.(3)

-----------------------------------------------------------------------------------------------------------------------------------
                      Periodic Contract and Optional Rider Charges Other Than The Funds' Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                   Charge                              When Charge is Deducted                        Amount Deducted
--------------------------------------------- ------------------------------------------ ------------------------------------------

   Cost of Insurance("COI") for the basic
             insurance amount.
                                                                                           From $.09 to $83.34 per $1,000 of net
        Minimum and Maximum Charges                                                                amount at risk.(1)(2)
                                                               Monthly                                 _____________
               _____________
                                                                                             $0.29 per $1,000 of net amount at
       Initial COI for a representative                                                                  risk.(3)
      Contract owner, male age 45 in the
    Select Preferred underwriting class, no
                    riders.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

  Cost of Insurance("COI") for Target Term
              Rider coverage.

        Minimum and Maximum Charges                                                      From $.09 to $83.34 per $1,000 of Target
                                                                                              Term Rider death benefit.(1)(2)
               _____________                                   Monthly                                 _____________

       Initial COI for a representative                                                    $0.29 per $1,000 of Target Term Rider
      Contract owner, male age 45 in the                                                             death benefit.(3)
     Select Preferred underwriting class.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

      Mortality and Expense Risk fees                           Daily                     Effective annual rate of 0.5% of assets
                                                                                              in variable investment options.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

     Additional Mortality fees for risk
 associated with certain health conditions,                    Monthly                    From $0.10 to $2.08 per $1,000 of basic
occupations, avocations, or aviation risks.                                                        insurance amount.(4)
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

          Net interest on loans(5)                            Annually                            1% for standard loans.

                                                                                                0.25% for preferred loans.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

       Fee for basic insurance amount                          Monthly                    $10 per Contract plus $0.05 per $1,000
                                                                                                of basic insurance amount.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

   Fee for an increase to basic insurance                      Monthly                         $0.05 per $1,000 of increase.
                  amount.
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

 Fee for a Target Term Rider or an increase                    Monthly                    $0.05 per $1,000 of Target Term Rider.
         to the Target Term Rider.
--------------------------------------------- ------------------------------------------ ------------------------------------------

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.
(4)	The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.
(5)

The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 5% and an effective annual interest credit equal to 4%. Preferred loans are charged a lower effective annual interest rate. See Loans.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	1.16%

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

PruSelectSM III is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest net premiums in one or more of the 38 available variable investment options, or in the fixed rate option if your Contract includes the Rider to Add a Fixed Interest Rate Investment Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. If you select the fixed rate option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%. Transfers into and out of the fixed rate option are subject to strict limits.

The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments. The Contracts may be owned individually or by a corporation, trust, association, or similar entity. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes. Some features and/or riders described in this prospectus may not be available in some states.

Target Term Rider Summary

This Contract may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. The Target Term Rider provides for a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the initial amount of the Target Term Rider coverage.

A Contract with a Target Term Rider will offer higher cash values than an all-base Contract with the same initial death benefit and premium payments if we do not change our current charges. The cash values will be higher because the current sales expense charge attributable to the Target Term Rider is lower than the charge attributable to the Target Premium under the base policy. We currently assess lower Cost of Insurance (“COI”) charges per $1,000 of insurance for the Target Term Rider than the Cost of Insurance charge per $1,000 for the basic insurance amount during the first ten years, but the COI charge per $1,000 for the Target Term Rider will be greater thereafter.

There are various factors to consider regarding a Target Term Rider. Pruco Life pays significantly lower commissions on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments. This may provide a financial incentive for your Pruco Life representative to promote the sale of a Contract without a Target Term Rider. However, not all Contract benefits and guarantees are available on Contracts issued with a Target Term Rider. For additional information, see RIDERS.

Types of Death Benefit Available Under the Contract

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund (described below) may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Type B (variable) Contract, your death benefit will vary with investment experience. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is generally equal to the basic insurance amount plus the total premiums paid into the Contract, less withdrawals, accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract owner. With any type of death benefit, the death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s death benefit type after issue. See Types of Death Benefit and Changing the Type of Death Benefit.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES.

Premium Payments

Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. See PREMIUMS and LAPSE AND REINSTATEMENT.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the later of the Contract date and the end of the valuation period in which the initial premium is received, we deduct the charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) from the initial premium. Then the first monthly deductions are made, and the remainder of the initial premium and any other net premium received in Good Order at the Payment Office (the address on your bill) during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation.

The charge for sales expenses and the charge for taxes attributable to premiums will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of 38 available variable investment options. You may also invest in the fixed rate option. See The Funds and The Fixed Rate Option. You may transfer money among your investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.

We may add or remove variable investment options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

We may charge an administrative transaction fee of up to $25 for each transfer made exceeding 12 in any Contract year. No transaction fee is currently charged in connection with a transfer, but we reserve the right to charge such a fee.

While you also may transfer amounts from the fixed rate option, certain restrictions may apply.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other Contract owners.

Restrictions will be applied uniformly and will not be waived.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Increasing or Decreasing Basic Insurance Amount

Subject to conditions determined by us, after the issue of the Contract you may increase the amount of insurance by increasing the basic insurance amount of the Contract. When you do this, you create an additional coverage segment. Each coverage segment will be subject to its own monthly deductions. See Increases in Basic Insurance Amount.

Subject to certain limitations, you also have the option of decreasing the basic insurance amount of your Contract after the issue of the Contract. See Decreases in Basic Insurance Amount.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of the coverage segment amount to the total of all coverage segment amounts in effect just before the change.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is decreased, or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

No administrative processing charge is currently being made in connection with either an increase or a decrease in basic insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25. See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its surrender value (the Contract Fund minus any Contract debt) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office. The surrender value of a Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. If the Contract is fully surrendered within the first four Contract years and it is not in default, you may be entitled to a return of sales charges. See CHARGES AND EXPENSES. Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

If you surrender the Contract while it is in-force, you may be eligible to receive an Additional Amount upon full surrender of the Contract for its surrender value. This option is not available in Florida. See Surrender of a Contract.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The loan value at any time is equal to 90% of the cash value attributable to the variable investment options. If your Contract has the Rider to Add a Fixed Interest Rate Investment Option, in states where it is approved, the loan value at any time is equal to the sum of (a) 99% of the cash value attributable to the variable investment options and (b) the balance of the cash value. A Contract in default has no loan value. The minimum loan amount you may borrow is generally $200. See Loans.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law). In general, you will receive a refund of all premium payments made. However, if applicable law permits a market value free-look, you will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law). A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Increase in Charges

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that we may make under the Contract. The "current charge," in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund. If the Contract Fund is zero or less, the Contract is in default. Your Contract will also be in default if at any time the Contract debt equals or exceeds the Contract Fund. Should either event occur, we will notify you of the required payment to prevent your Contract from terminating. See Loans. Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the funds you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s cash surrender value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal. There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount, and if the death benefit was increased to meet the definition of life insurance, a reduction in Target Term Rider coverage amount may be required. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your

Contract through withdrawals may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. We may charge up to $25 for each transfer made exceeding 12 in any Contract year.

Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations on Surrender of the Contract

You may surrender your Contract at any time for its cash surrender value while the insured is living. The surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if, at any time, the Contract debt equals or exceeds the Contract Fund. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

Tax Consequences of Buying this Contract

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider removed). The addition of a rider or an increase in the basic insurance amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a reduction in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of 38 available variable investment options. You may also invest in the fixed rate option. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The separate account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940. Each variable investment option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains, and losses of one variable investment option have no effect on the investment performance of any other variable investment option.

We do not promise that the variable investment options will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the variable investment options you choose. You bear the investment risk that the variable investment options may not meet their investment objectives. It is possible to lose your entire investment in the variable investment options. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Funds.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Universal Account

Pruco Life has established a separate account, the Pruco Life Variable Universal Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 38 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options using that Fund. There is no assurance that the investment objectives of the variable investment options will be met.

Listed below are the variable investment options in which the Account invests, their investment objectives, investment advisers and investment subadvisers:

The Prudential Series Fund (the “Series Fund”):

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Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. The Portfolio may invest in foreign securities.

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Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

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Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

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Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

•	Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

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High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high-yield/high-risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

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Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

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Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high- quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

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Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

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Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that we believe are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

•	SP Aggressive Growth Asset Allocation Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in domestic equity portfolios and international equity portfolios.

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SP Balanced Asset Allocation Portfolio: The investment objective is to provide a balance between current income and growth of capital. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

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SP Conservative Asset Allocation Portfolio: The investment objective is to provide current income with low to moderate capital appreciation. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

•	SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

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SP Growth Asset Allocation Portfolio: The investment objective is long-term growth of capital with consideration also given to current income. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

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SP Large Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stock of companies with a total market capitalization of $5 billion or more.

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SP LSV International Value Portfolio: The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in the equity securities of companies in developed countries outside the United States that are represented in the MSCI EAFE Index.

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SP Mid Cap Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities of companies with medium market capitalizations equaling or exceeding $250 million, but not exceeding the Russell MidcapTM Growth Index range at the time of investment. The Portfolio may invest in foreign securities (including emerging markets securities).

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SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 80% of its investable assets in a diversified portfolio of high yield/high risk debt securities rated below high grade, but rated at least CCC by Moody’s Investor Service, Inc. or Standard & Poor’s Ratings Group (“S&P”), or, if unrated, determined by Pacific Investment Management Company (“PIMCO”) to be of comparable quality, subject to a maximum of 5% of its total assets invested in securities rated CCC. The Portfolio may invest up to 15% of its assets in non - U.S. denominated securities.

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SP PIMCO Total Return Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

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SP Small Cap Growth Portfolio: The investment objective is long-term capital growth. The Portfolio normally invests at least 80% of its investable assets in common stocks of small-capitalization companies - those which have market capitalizations no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11- month period, plus the most recent data during the current month.

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SP Small Cap Value Portfolio (formerly SP Goldman Sachs Small Cap Value Portfolio): The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in equity securities of small capitalization companies with market capitalizations that do not exceed the greater of: $4 billion, or the highest month end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities.

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SP T. Rowe Price Large Cap Growth Portfolio (formerly SP AllianceBernstein Large Cap Growth Portfolio): The investment objective is long-term growth of capital. The Portfolio invests at least 80% of its investable assets in common stocks of large cap companies. The Portfolio may invest up to 15% of its total assets in foreign securities.

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the Value Portfolio. Jennison also serves as a subadviser for approximately 50% of the assets of the Equity Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio. PIM serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (“QMA”), an indirect, wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Calamos Advisors LLC (“Calamos”) serves as the subadviser for the SP Mid Cap Growth Portfolio. Calamos, a registered investment advisor, is a wholly-owned subsidiary of Calamos Holdings LLC. Calamos is located at 2020 Calamos Court, Naperville, Illinois 60563-12787.

Davis Advisers (“Davis”) serves as the subadviser for the SP Davis Value Portfolio. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Dreman Value Management LLC (“Dreman”) serves as a subadviser for approximately 30% of the assets of the SP Large Cap Value Portfolio. Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311.

Eagle Asset Management (“Eagle”) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Eagle is located at 880 Carillon Parkway, St. Petersburg, Florida 33733.

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as a subadviser for a portion of the assets of the SP Small Cap Value Portfolio. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM is located at 32 Old Slip, 23rd Floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”) serves as the subadviser for approximately 20% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser. Hotchkis and Wiley is located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect, wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036.

LSV Asset Management (“LSV”) serves as the subadviser for the SP LSV International Value Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Neuberger Berman Management, Inc. (“Neuberger Berman”) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). Neuberger Berman is located at 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (“PIMCO”) serves as the subadviser for the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management, Inc. (“SaBAM”) serves as the subadviser for approximately 50% of the assets of the Equity Portfolio and serves as a subadviser for a portion of the assets of the SP Small Cap Value Portfolio. SaBAM is a wholly-owned subsidiary of Legg Mason, Inc. SaBAM is located at 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

William Blair & Company LLC (“William Blair”) serves as the subadviser for the SP William Blair International Growth Portfolio and serves as a subadviser for approximately 25% of the assets of the Global Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

The SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio, each invests only in shares of other underlying Fund portfolios, which are managed by the subadvisers of those portfolios.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each subadviser out of the fee that PI receives from the Series Fund.

AIM Variable Insurance Funds:

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AIM V.I. Technology Fund. The investment objective is capital growth. The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services, and service-related companies in information technology.

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AIM V.I. Utilities Fund. The investment objective is capital growth and current income. The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in utilities-related industries. These include, but are not limited to, companies that produce, generate, transmit, or distribute natural gas or electricity, as well as companies that provide telecommunications services, including local, long distance and wireless.

A I M Advisors, Inc. ("AIM") is the investment adviser for this Fund. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

American Century Variable Portfolios, Inc.:

•	American Century VP Income & Growth Fund. The investment objective is capital growth with income as a secondary objective. The Fund seeks to achieve its objective by investing in common stocks.

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American Century VP Value Fund. The investment objective is long-term capital growth with income as a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this Fund. ACIM is located at American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Dreyfus Investment Portfolios:

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Mid-Cap Stock Portfolio. The investment objective is to achieve investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index. The portfolio normally invests at least 80% of its assets in mid-size companies.

Dreyfus Variable Investment Fund:

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Developing Leaders Portfolio. The investment objective is capital growth. The Portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: those characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.

The Dreyfus Corporation (“Dreyfus”) is the investment adviser for each of the above-mentioned Portfolios. Dreyfus is located at 200 Park Avenue, New York, New York 10166.

Franklin Templeton Variable Insurance Products Trust:

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Franklin Small-Mid Cap Growth Securities Fund - Class 2. The investment objective is long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in small capitalization (small cap) and mid capitalization (mid cap) companies. For this Fund small cap companies are those with market capitalization values not exceeding $1.5 billion or the highest market capitalization value in the Russell 2000® Index, whichever is greater, at the time of purchase and mid cap companies are companies with market capitalization values not exceeding $8.5 billion, at the time of purchase.

Franklin Advisers, Inc. (“Advisers”) is the investment adviser for this Fund. Franklin Advisers, Inc. is located at One Franklin Parkway, San Mateo, California 94403.

Goldman Sachs Variable Insurance Trust (VIT):

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Structured Small Cap Equity Fund (formerly CORESM Small Cap Equity Fund). The investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes (measured at the time of purchase), in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis), within the range of the market capitalization of companies constituting the Russell 2000® Index at the time of investment.

Goldman Sachs Asset Management, L.P. (“GSAM”) is the investment adviser for the Structured Small Cap Equity Fund. GSAM is located at 32 Old Slip, 32nd Floor, New York, New York 10005.

Janus Aspen Series:

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Balanced Portfolio - Service Shares. The investment objective is long-term capital growth, consistent with preservation of capital, and balanced by current income. The Portfolio normally invests 50-60% of its assets in securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

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International Growth Portfolio - Service Shares. The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets.

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Large Cap Growth Portfolio - Institutional Shares. The investment objective is long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalizations fall within the range of companies in the Russell 1000 Index at the time of purchase.

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Mid Cap Growth Portfolio - Service Shares. The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies whose market capitalizations fall, at the time of purchase, in the 12-month average of the capitalization ranges of the Russell Midcap Growth Index.

Janus Capital Management LLC (“Janus Capital”) is the investment adviser and is responsible for the day-to-day management of the Portfolio and other business affairs of the Portfolio. Janus Capital is located at 151 Detroit Street, Denver, Colorado 80206.

MFS® Variable Insurance TrustSM:

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Emerging Growth Series. The investment objective is long-term growth of capital. The Series invests at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of those securities, of emerging growth companies.

Massachusetts Financial Services Company (“MFS”) is the investment adviser to this MFS Series. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Oppenheimer Variable Account Funds:

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MidCap Fund/VA - Service Shares (formerly Aggressive Growth Fund/VA Service Shares). The investment objective is capital appreciation by investing in “growth type” companies. The Fund invests primarily is stocks of mid-cap companies.

OppenheimerFunds, Inc. is the investment manager for this Fund. OppenheimerFunds, Inc. is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

T. Rowe Price International Series, Inc.:

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International Stock Portfolio. The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its net assets in common stocks of established, non-U.S. companies.

T. Rowe Price International, Inc. is the investment manager for this Portfolio. T. Rowe Price International, Inc. is located at 100 East Pratt Street, 10th Floor, Baltimore, Maryland 21202.

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1) changes in state insurance law;
(2) changes in federal income tax law;
(3) changes in the investment management of any variable investment option; or
(4) differences between voting instructions given by variable life insurance and variable annuity Contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

Pruco Life has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Pruco Life provides administrative and support services to the portfolios for which it receives an annual fee that, as of May 1, 2006, ranges from 0.05% to 0.40% of the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as investment options.

Voting Rights

We are the legal owner of the shares of the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more variable investment options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract owner voting instructions, we will advise Contract owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the variable investment options. We may also cease to allow investments in any existing variable investment options. We do this only if events such as investment policy changes or tax law changes make a variable investment option unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

If your Contract includes the Rider to Add a Fixed Interest Rate Investment Option, you may choose to invest, initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 3%. Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers into and out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1.

Sales Load Charges

We may charge up to 15% of premiums paid for sales expenses for each coverage segment. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. A portion of the sales load may be returned to you if the Contract is surrendered during the first four Contract years. See Return of Sales Charges.

The amount used to determine the charge for sales expenses is called the “segment allocation amount” in your Contract. It may also be referred to as the Target Premium. Target Premiums vary by the age, sex (except where unisex rates apply), smoking status, and rating class of the insured and will drop to zero after 10 years. Each coverage segment has its own Target Premium. Target Premiums for each coverage segment are shown in the Segment Table located in your Contract Data pages.

For the first 10 years of each coverage segment we charge up to 15% of premiums received each year up to the Target Premium and up to 2% on any excess. In years 11 and later of each coverage segment, we charge up to 2% of premiums received. Currently, for Contracts issued on September 30, 2002 and later, for each coverage segment, we charge 7½% of premiums received up to the Target Premium and 1½% of any excess for the first four years of the coverage segment, 1% of premiums received up to the Target Premium and ½% of any excess for the next three years of the coverage segment and 0% of premiums received in all subsequent years of the coverage segment. For Contracts with a Contract date prior to September 30, 2002, for each coverage segment, we currently charge 13½% of premiums received up to the Target Premium and 2% of any excess for the first seven years (10 years, for Contracts dated prior to June 29, 2001) of the coverage segment and 2% of premiums received in all subsequent years of the coverage segment. For information on determining the sales expense charge if there are two or more coverage segments in effect, see Increases in Basic Insurance Amount.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

Taxes Attributable to Premiums

We may charge up to 7.5% for taxes attributable to premiums (in Oregon this is called a premium based administrative charge). For these purposes, "taxes attributable to premiums" includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and generally covers our state and local premium taxes. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances). The rate applies uniformly to all Contract owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in Pruco Life’s federal income taxes resulting from a change in the Internal Revenue Code. It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct, monthly, a cost of insurance ("COI") charge proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables us to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, charges, and simplified underwriting. For example, if we are using simplified underwriting, which would cause a healthy individual to pay more than a substantially similar policy using a different underwriting method, we will notify you that the COI rates are higher for healthy individuals under this underwriting method than a similar policy using a different underwriting method. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.00 to $83.34 per $1,000 of net amount at risk. For additional information regarding COI charges where there are two or more coverage segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s] or you may select up to two variable investment options from which we deduct your Contract’s monthly charges. See Allocated Charges.

(a)

We deduct an administrative charge based on the basic insurance amount. This charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. We may charge up to $10 per Contract plus $0.05 per $1000 of basic insurance amount each month. For Contracts dated on and after September 30, 2002, we currently charge $10 plus $0.05 per $1,000 of basic insurance amount per month for the first 15 years, and $10 per month thereafter. For Contracts issued prior to September 30, 2002, we charge $10 per month in all years.

For example, a Contract issued on or after September 30, 2002, with a basic insurance amount of $100,000, we currently charge $10 plus $5 for a total of $15 per month for the first 15 years, and $10 per month thereafter.

(b)	Currently, there is no administrative processing charge being made in connection with an increase in basic insurance amount. However, we reserve the right to charge such a fee of up to $25.
(c)	If you add a Target Term Rider to your basic Contract, we may charge up to $0.05 per $1000 of TTR coverage amount each month.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Taxes Attributable to Premiums. We periodically review the question of a charge to the Account for Pruco Life’s federal income taxes. We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the variable investment options in an amount equivalent to an effective annual rate of up to 0.5%. Currently, we charge 0.2%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Return of Sales Charges

If the Contract is fully surrendered within the first four Contract years and it is not in default, we will return 50% of any sales charges deducted from premiums paid within 24 months prior to the date we receive the surrender request at a Service Office.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract year.
(b)	We currently charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(c)	We may charge a transaction fee of up to $25 for any change in basic insurance amount.

(d)	We may charge a transaction fee of up to $25 for any change in the Target Term Rider coverage amount for Contracts with this rider.

Allocated Charges

You may select up to two variable investment options from which we deduct your Contract's monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. Allocations must be designated in whole percentages and total 100%. For example, 33% can be selected but 331/3% cannot. The fixed rate option is not available as one of your allocation options. See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected variable investment options to cover the monthly charges, the selected variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from your other variable investment options and the fixed rate option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from all your variable investment options and the fixed rate option.

Reduction of Charges

We may reduce the sales charges and/or other charges on certain multiple life sales, where it is expected that the amount or nature of such multiple sales will result in savings of sales, administrative or other costs. We determine the eligibility and the amount of such reductions, by considering the following factors:

(1)	the number of individuals;
(2)	the total amount of premium payments we expect to receive from these Contracts;
(3)	the nature of the association between these individuals, and the expected persistency of the individual Contracts;
(4)	the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that costs will be reduced; and
(5)	any other circumstances that we expect to be relevant in our determination of reducing costs.

Some of the reductions in charges for these sales may be contractually guaranteed. We may withdraw or modify other reductions on a uniform basis. Our reductions in charges for these Contracts will not be unfairly discriminatory to the interests of any Contract owners.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.

Charges for Optional Rider Coverage

Target Term Rider - We may deduct a monthly charge for the administration of this rider, which provides a flexible term insurance benefit to attained age 100 on the life of the insured. We currently deduct a Cost of Insurance (“COI”) charge for this rider, which ranges from $0.00 to $83.34 per $1,000 of rider death benefit, which is generally lower than the COI charge per $1,000 deducted for the basic insurance amount during the first 10 years, but the COI charge per $1,000 for the Target Term Rider will be greater thereafter. The COI charge is based on rider coverage duration, issue age, sex, and underwriting class of the insured. We currently do not deduct the monthly charge for the administration of this rider.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract owner is the insured. There are circumstances when the Contract owner is not the insured. There may also be more than one Contract owner. If the Contract owner is not the insured or there is more than one Contract owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date we receive your request.

While the insured is living, the Contract owner is entitled to any Contract benefit and value. Only the Contract owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date we receive your request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and we will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

Option to Exchange Insured

We will permit a Contract owner to exchange a contract for a new contract on the life of a new insured. Upon the exchange, the original contract ends and the cash value (not including any Additional Amount or return of sales charges) is moved to the new contract without subjecting it to new sales charges and the portion of the charge for taxes attributable to premiums for state and local premium taxes. See CHARGES AND EXPENSES. We will, however, report this as a taxable surrender of your original Contract, which means that you will be subject to income tax to the extent of any gain in the Contract and that we will withhold applicable federal income taxes. Also, the cash value moved to the new Contract will be considered new premium, which may cause your Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

RIDERS

Contract owners may be able to obtain extra benefits, which may involve an extra charge. These optional insurance benefits will be described in what is known as a “rider” to the Contract. Charges applicable to riders will be deducted from the Contract Fund on each Monthly date.

Rider to Add a Fixed Interest Rate Investment Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

The fixed rate option is not available on all Contracts. Currently, the Rider to Add a Fixed Interest Rate Investment Option is available to you if your basic insurance amount and Target Term Rider coverage amount on all Contracts you own total $200 million or less. We define the rules for allowing the fixed rate option and we apply them in a non-discriminatory way. We may change these limits in the future. If your Contract includes the Rider to Add a Fixed Interest Rate Investment Option, you may choose to invest, either initially or by transfer, a portion to the fixed rate option with our consent. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, we guarantee that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 3%. We are not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers into and out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds are Paid.

Target Term Rider

The Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. If you elect to have the Target Term Rider, you specify the amount of Target Term Rider coverage you desire. This amount is called the rider coverage amount and is the maximum death benefit payable under the rider. The minimum Target Term Rider coverage amount is $5,000 and requires a minimum basic insurance amount of $5,000 for the base

Contract. However, the basic insurance amount and the Target Term Rider coverage amount, combined, must be equal to a minimum total insurance amount of $100,000. After issue, while the rider is in-force, you may increase the rider coverage amount, subject to a minimum increase amount of $5,000 and underwriting requirements we determine. You may also decrease your rider coverage amount after issue, subject to a minimum amount of $5,000 per decrease. However, we will not reduce the Target Term Rider coverage amount below $5,000, unless you request to discontinue your Target Term Rider Coverage.

The Target Term Rider death benefit fluctuates as the base Contract's death benefit changes under certain circumstances described below. When the Contract Fund has not grown to the point where the base Contract's death benefit is increased to satisfy the Internal Revenue Code’s definition of life insurance, the rider death benefit equals the rider coverage amount. However, if the Contract Fund has grown to the point where the base Contract’s death benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the rider’s death benefit will decrease (or increase) dollar for dollar as the base Contract’s death benefit increases (or decreases). The rider death benefit will never increase beyond the rider coverage amount. It is possible, however, for the Contract Fund and, consequently, the base Contract’s death benefit to grow to the point where the rider death benefit is reduced to zero. If you have a Type A death benefit and you take a withdrawal, the Target Term Rider coverage amount may require a reduction, if the death benefit was increased to meet the definition of life insurance.

You should consider the following factors when purchasing a Contract with a Target Term Rider:

•

A Contract with a Target Term Rider will offer a higher cash value than an all base Contract with the same initial death benefit and premium payments, if we continue to deduct current charges. The cash values are higher because: (1) the Target Premium is lower for a Contract with a Target Term Rider than for an all base Contract with the same death benefit and this results in lower current sales expense charges, (2) the monthly administrative charge is also lower for a Contract with a Target Term Rider than for an all base Contract with the same death benefit because we currently do not deduct the monthly administrative charge for the Target Term Rider, and (3) the current Cost of Insurance charge per $1,000 for the Target Term Rider is generally lower than the Cost of Insurance charge per $1,000 for the basic insurance amount for the first 10 years; however, it becomes greater thereafter.

The factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract's cash value and death benefit. It is important that you ask your Pruco Life representative to provide illustrations based on different combinations of basic insurance amount and rider coverage amount. You and your Pruco Life representative can then discuss how these combinations may address your objectives.

Pruco Life pays significantly lower commissions on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments. This may provide a financial incentive for your Pruco Life representative to promote the sale of a Contract without a Target Term Rider.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds between the ages of 20 and 75 for fully underwritten Contracts and between the ages of 20 and 64 for simplified and guaranteed issue Contracts. In its discretion, we may issue the Contract on insureds of other ages.

We offer the Contract on a fully underwritten, simplified issue, and guaranteed issue basis. Fully underwritten Contracts require individualized evidence of the insured's insurability and rating class. Simplified issue Contracts reflect underwriting risk factors related to the issue of the Contract as one of several Contracts requiring some medical underwriting of the proposed insureds. Conversely, guaranteed issue Contracts are issued with minimal underwriting but may only be issued in certain circumstances on associated individuals, such as employees of a company who meet criteria established by us.

The minimum face amount we offer may depend on whether the Contract is issued on a fully underwritten, simplified issue or guaranteed issue basis. Currently, the minimum total face amount (basic insurance amount plus any Target Term Rider coverage amount combined) that can be applied for is $100,000 for fully underwritten and simplified issue underwritten Contracts. Contracts underwritten on a guaranteed issue basis may have a lower minimum total face amount. If the Target Term Rider is added to the Contract, neither the basic insurance amount nor the rider coverage amount can be less than $5,000. See RIDERS. We may change the minimum basic insurance amounts of the Contracts we will issue. Furthermore, the Contract owner may establish a schedule under which the basic insurance amount increases on designated Contract anniversaries. See Increases in Basic Insurance Amount.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Non smoker rates provide more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. The minimum initial premium is equal to 9% of the Target Premium. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance. See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at the Payment Office.

We can bill you for the amount you select, annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if the Contract Fund is greater than zero and more than any Contract debt. When you apply for the Contract, you and your Pruco Life representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract date and the end of the valuation period in which the initial premium is received, we deduct the charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) from the initial premium. Then the first monthly deductions are made, and the remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation. The transfer from the Money Market investment option on the tenth day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for sales expenses and the charge for taxes attributable to premiums will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a variable investment options to the next. Such determinations are made when the net asset values of the portfolios of the variable investment options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33?% cannot. Of course, the total allocation to all selected investment options must equal 100%. The percentage of premium that is allocated to the fixed rate option, if available, can not exceed 25%. Pruco Life may change this limit in the future.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract year among investment options. We may charge up to $25 for each transfer made exceeding 12 in any Contract year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract year or the 20 transfers per calendar year.

Transfers among variable investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. For transfers into the fixed rate option, the amount being transferred in may not cause the fixed rate option to exceed 25% of the Contract Fund. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-

advisers to manage the variable investment options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the fixed rate option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract owners.

In addition, Contract owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract owners.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging (“DCA”). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed rate option. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the Monthly date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period immediately following that date. The fixed rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any death benefit, surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Service Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the surrender value attributable to the fixed rate option for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum amount. In addition to the settlement options described in your Contract, the beneficiary may choose the payment of death claim proceeds, by way of Prudential's retained asset settlement option (the "Alliance Account"). Upon verification of a death claim, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; (2) a guide that explains how the Alliance Account works; and (3) checks and a checkbook, that the beneficiary can use to access the available amount of death claim proceeds. Any Pruco Life representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from three types of death benefit at issue. A Contract with a Type A (fixed) death benefit has a death benefit, which will generally equal the basic insurance amount. Favorable investment results and additional premium payments will generally increase the surrender value and decrease the net amount at risk and result in lower charges. This type of death benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Surrender Value Will Vary.

A Contract with a Type B (variable) death benefit has a death benefit, which will generally equal the basic insurance amount plus the Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's death benefit and surrender value. However, the increase in the surrender value for a Type B (variable) Contract may be less than the increase in surrender value for a Type A (fixed) Contract because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default there have been no withdrawals, and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Surrender Value Will Vary.

A Contract with a Type C (return of premium) death benefit has a death benefit, which will generally equal the basic insurance amount plus the total premiums paid into the Contract less withdrawals, both accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract owner to the date of death. Within limits, this death benefit type allows the beneficiary, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured. Favorable investment performance and payment of additional premiums will generally increase the Contract's surrender value. However, the increase in the surrender value for Type C (return of premium) Contract may be less than the increase in surrender value for a Type A (fixed) Contract because a Type C Contract has a greater cost of insurance charge due to a greater net amount at risk. The increase in surrender value for a Type C (return of premium) Contract may be more or less than the increase in surrender value for a Type B (variable) Contract depending on earnings, the Type C interest rate you chose, and the amount of any withdrawals. If you take a withdrawal, it is possible for a Type C Contract’s death benefit to fall below the basic insurance amount. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Surrender Value Will Vary.

Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount and a reduction in the Target Term Rider death benefit. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. For Type B (variable) Contracts and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals.

The way in which the surrender value and death benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of death benefit any time after issue and subject to our approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. In addition, the sum of the basic insurance amount and the Target Term Rider amount must equal or exceed the minimum allowable total face amount of your Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. We may deduct a transaction charge of up to $25 for any change in the basic insurance amount, although we do not currently do so.

If you are changing your Contract’s type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type A (fixed) to a Type C (return of premium) death benefit, we will change the basic insurance amount by subtracting the total premiums paid on your Contract minus total withdrawals on the date the change takes effect.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type C (return of premium) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (1) is larger than (2), we will increase the basic insurance amount by that difference. If (2) is larger than (1), we will reduce the basic insurance amount by that difference.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) chosen by the Contract owner on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals to this Contract both accumulated with interest at the rate(s) chosen by the Contract owner as of the date the change takes effect. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes to and from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Basic Insurance Amount
FROM	TO
Type A $300,000	Type B $250,000	Type C $260,000
Type B $250,000	Type A $300,000	Type C $260,000
Type C $260,000	Type A $300,000	Type B $250,000

To request a change, fill out an application for change, which can be obtained from your Pruco Life representative or a Service Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract Data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the death benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

Increases in Basic Insurance Amount

After your first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract, thus, creating an additional coverage segment. The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract Data pages;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default; and
(5)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in basic insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25.

Furthermore, you may establish a schedule under which the basic insurance amount increases on designated Contract anniversaries. The schedule of increases must meet the following conditions:

(1)	The amount of each scheduled increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract Data pages.
(2)	The amount of each scheduled increase cannot exceed:
(a)

20% of the underwritten death benefit (at issue, the underwritten death benefit is equal to the face amount on the Contract date) for increases scheduled to take place at attained ages up to and including 65; or

(b)	10% of the underwritten death benefit for increases scheduled to take place at attained ages from 66 up to and including 70.
(3)	Increases cannot be scheduled to take place after attained age 70.
(4)

The total face amount including scheduled increases can never exceed four times the underwritten death benefit for fully underwritten Contracts or 2 times the underwritten death benefit for Contracts issued on a simplified issue or guaranteed issue basis.

These are our current guidelines. We reserve the right to change these conditions.

For sales load purposes, the Target Premium (referred to as “segment allocation amount” in your Contract) is calculated separately for each coverage segment. When premiums are paid, each premium payment is allocated to each coverage segment based on the proportion of its Target Premium to the total of all Target Premiums currently in effect. For Contracts with a Contract date prior to September 30, 2002, the sales load charge for each coverage segment is equal to 13½% of the allocated premium paid in each Contract year up to the Target Premium and 2% on any excess. Currently, for Contracts issued on September 30, 2002 and later, for each coverage segment, we charge 7½% of premiums received up to the Target Premium and 1½% of any excess for the first four years of the coverage segment, 1% of premiums received up to the Target Premium and ½% of any excess for the next three years of the coverage segment and 0% of premiums received in all subsequent years of the coverage segment. See CHARGES AND EXPENSES.

The maximum COI rates for a coverage segment representing an increase in basic insurance amount are based upon 1980 CSO Mortality Tables, the age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), underwriting class, smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole Contract (the death benefit minus the Contract Fund) is allocated to each coverage segment based on the proportion of its basic insurance amount to the total of all coverage segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the insured's attained age for the initial coverage segment.

If you elect to increase the basic insurance amount of your Contract, you will receive a "free-look" right that will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to the purchaser of a new Contract, except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

Decreases in Basic Insurance Amount

You have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the basic insurance amount shown under Contract Limitations in your Contract Data pages;
(2)	the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. Currently, no transaction charge is being made in connection with a decrease in the basic insurance amount. However, we reserve the right to charge such a fee in an amount of up to $25.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of each coverage segment amount to the total of all coverage segment amounts before the decrease.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as “life insurance” for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in basic insurance amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its surrender value while the insured is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s cash surrender value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to Pruco Life by sending them in Good Order to our Customer Value Service Center in Minneapolis. Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

How a Contract's Surrender Value Will Vary

The surrender value will be determined as of the end of the valuation period in which a surrender request is received in Good Order at a Service Office. If the Contract is fully surrendered within the first four Contract years, you may be entitled to a return of sales charges. The Contract's surrender value on any date will be the Contract Fund less any Contract debt, plus any return of sales charges, plus any Additional Amount upon surrender. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the variable investment option[s];
(2)	interest credited on any amounts allocated to the fixed rate option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the variable investment options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T5 in this prospectus illustrate approximately what the surrender values would be for representative Contracts paying certain premium amounts and assuming hypothetical uniform investment results in the Fund portfolios. All five of the tables assume maximum charges will be used throughout the lifetime of the insureds. See ILLUSTRATIONS OF SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS.

If you surrender the Contract while it is in-force, you may be eligible to receive an Additional Amount upon full surrender of the Contract for its surrender value. The Additional Amount will be equal to the Contract’s net cash value as of the date of surrender multiplied by an Additional Amount Factor. The Additional Amount Factor depends on your age at issue and when you purchased your Contract. These factors range from 0.0000 to 0.1100. This option is not available in Florida.

To be eligible for the Additional Amount, the following conditions must be met:

1)	the Contract must not be in default;
2)	the Contract must be issued prior to age 81;
3)	you must ask for the surrender in a signed written request;
4)

the Contract must not have been sold, or assigned (except to us as security for a loan); Contracts which are the subject of a split-dollar arrangement and are not absolutely assigned will not be considered to be assigned for the purposes of this condition; and

5)	the surrender must not be the subject of an exchange pursuant to Section 1035 of the United States Internal Revenue Code.

The Additional Amount will not be available for Contracts that are in default at the end of the grace period and the premium required to bring the Contract out of default has not been paid.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to 90% of the cash value attributable to the variable investment options. If your Contract has the Rider to Add a Fixed Interest Rate Investment Option, the loan value at any time is equal to the sum of (a) 99% of the cash value attributable to the variable investment options and (b) the balance of the cash value. You may borrow from the Contract Fund value provided the Contract is not in default. A Contract in default has no loan value. The minimum loan amount you may borrow is $200.

Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 5% for standard loans.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. On the tenth Contract anniversary and each Contract anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available. Preferred loans are charged interest at an effective annual rate of 4.25%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the variable investment options and/or the fixed rate option, as applicable. Unless you ask us to take the loan amount from specific variable investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net interest rate spread of a standard loan is 1% and the net interest rate spread of a preferred loan is 0.25%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly date, the Contract debt equals or exceeds the Contract Fund, the Contract will go into default. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash value and thus keep the Contract in-force. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract debt does not equal or exceed the Contract Fund. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.

Any Contract debt will directly reduce a Contract's cash value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date. We will use the investment option you designate or the investment allocation for future premium payments as of the loan payment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's net cash value without surrendering the Contract, subject to the following restrictions: (a) your Contract’s net cash value after the withdrawal may not be less than or equal to zero, and; (b) the withdrawal amount must be at least $500.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount and Target Term Rider coverage amount. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages. Furthermore, the sum of the basic insurance amount and the Target Term Rider must equal or exceed the minimum allowable total face amount of your Contract. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in basic insurance amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the net cash value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. You may not direct a withdrawal to come from the fixed rate option.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly date. If the Contract Fund is zero or less, the Contract is in default. If the Contract debt ever grows to be equal to or more than the Contract Fund, the Contract will be in default. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1)	renewed evidence of insurability is provided on the insured;
(2)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and
(3)

any Contract debt with interest to date is restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the Monthly date that coincides with or next follows the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes

•	we may refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•

If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•

Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate. Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•

The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider removed). The addition of a rider or an increase in the basic insurance amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•

If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its variable life insurance products of $95,241,637 in 2005, $114,496,331 in 2004, and $116,853,430 in 2003. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $15,018,502 in 2005, $10,572,253 in 2004, and $12,087,173 in 2003. Prusec offers the Contract on a continuous basis.

On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.

Wachovia Securities is a national retail brokerage organization providing securities brokerage and financial advisory services to individuals and businesses. Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including individual life insurance, mutual funds, and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus, plus the premium for any riders other than the Target Term Rider. The Commissionable Target Premium will vary by issue age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract owner, with the exception of the Target Term Rider.

Pruco Life pays significantly lower compensation on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments because the Target Term Rider is not used in the determination of the Commissionable Target Premium.

Broker-dealers will receive compensation of up to 31.5% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, 8% on premiums received in years two through four, and 3% in years five through seven up to the Commissionable Target Premium in each Contract year. Moreover, broker-dealers will receive compensation of up to 4.25% on premiums received in year one, 2.7% on premiums received in years two through seven, and 0.07% on premiums received in years eight and beyond to the extent that premiums in any year exceed the Commissionable Target Premium. Broker-dealers will also receive compensation in years five through 10 of up to 0.20% of the Contract Fund net of Contract debt, 0.10% in years 11 through 20, and 0.05% in years 21 and beyond.

If the basic insurance amount is increased, broker-dealers will receive compensation of up to 31.5% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase, 8% of premiums received in years two through four, and 3% in years five through seven up to the Commissionable Target Premium for the increase. Moreover, broker-dealers will receive compensation of up to 4.25% on premiums received in year one, 2.7% on premiums received in years two through seven, and 0.07% on premiums received in years eight and beyond following the effective date of the increase to the extent that premiums in any year exceed the Commissionable Target Premium.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

Pruco Life is subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. In our insurance operations, we are subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In our annuity operations, we are subject to litigation involving class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The following is such a pending proceeding:

Stewart v. Prudential, et al. is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against Pruco Life and Prudential. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. In February 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Pruco Life plans to appeal the verdict.

Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life’s financial position.

ILLUSTRATIONS OF SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (pages T1 through T5) show how a Contract’s death benefit and surrender values change with the investment experience of the Account. They are “hypothetical” because they are based, in part, upon several assumptions, which are described below. All five tables assume the following:

•	a Contract bought by a 45 year old male, Select Preferred, with no extra risks or substandard ratings, issued on a Guaranteed Issue basis.

•	a given premium amount is paid on each Contract anniversary for seven years and no loans are taken.

•	maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made since issue.

•	the Contract Fund has been invested in equal amounts in each of the 38 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed rate option.

The first table (page T1) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $600,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

The second table (page T2) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $5,000 basic insurance amount and a $595,000 Target Term Rider has been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

The third table (page T3) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $600,000 basic insurance amount and no riders have been added to the Contract, and (3) a Guideline Premium Test has been elected for definition of life insurance testing.

The fourth table (page T4) assumes: (1) a Type B (variable) Contract has been purchased, (2) a $600,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

The fifth table (page T5) assumes: (1) a Type C (return of premium) Contract has been purchased with premiums accumulating at 6%, (2) a $600,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and surrender values would be different from those shown if investment returns averaged 0%, 6%, and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the surrender value payable in each of the years shown for the three different assumed investment returns. The death benefits and surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 38 portfolios of 0.80%, and the daily deduction from the Contract Fund of 0.50% per year. Assuming maximum charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -1.30%, 4.70%, and 10.70%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.80% and will depend on which variable investment options are selected.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. We strongly recommend periodic Contract reviews with your Pruco Life representative. Reviews are an excellent way to monitor the performance of the Contract against your expectations and to identify adjustments that may be necessary to meet your needs.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 45 year old man using maximum charges, may be useful for a 45 year old man, but would be inaccurate if made for insureds of other issue ages, sex, or rating class. Your Pruco Life representative can provide you with a hypothetical illustration using current charges for your own issue age, sex, and rating class.

ILLUSTRATIONS

PRUSELECT III LIFE INSURANCE CONTRACT
CASH VALUE ACCUMULATION TEST
TYPE A (FIXED) DEATH BENEFIT
MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
$600,000 BASIC INSURANCE AMOUNT
ASSUME PAYMENT OF $32,838 ANNUAL PREMIUMS FOR SEVEN YEARS
USING MAXIMUM CONTRACTUAL CHARGES

		Death Benefit (1)					Cash Surrender Value (1)
		Assuming Hypothetical Gross (and Net) Annual Investment Return of					Assuming Hypothetical Gross (and Net) Annual Investment Return of
End of Policy Year	Premiums Accumulated at 4% Interest Per Year	0% Gross (-1.30% Net)		6% Gross (4.70% Net)		12% Gross (10.70% Net)	0% Gross (-1.30% Net)		6% Gross (4.70% Net)		12% Gross (10.70% Net)

1	$34,152	$600,000		$600,000		$600,000	$25,139		$26,589		$28,040
2	$69,669	$600,000		$600,000		$600,000	$49,907		$54,241		$58,753
3	$106,607	$600,000		$600,000		$600,000	$71,846		$80,551		$89,978
4	$145,023	$600,000		$600,000		$600,000	$93,421		$108,042		$124,515
5	$184,976	$600,000		$600,000		$600,000	$109,709		$131,851		$157,818
6	$226,526	$600,000		$600,000		$600,000	$130,556		$161,894		$200,161
7	$269,739	$600,000		$600,000		$617,708	$151,030		$193,313		$247,083
8	$280,528	$600,000		$600,000		$657,648	$145,850		$199,376		$270,637
9	$291,749	$600,000		$600,000		$696,501	$140,425		$205,510		$296,383
10	$303,419	$600,000		$600,000		$739,847	$134,718		$211,700		$324,494
15	$369,156	$600,000		$600,000		$1,005,862	$100,444		$242,875		$508,011
20	$449,135	$600,000		$600,000		$1,361,898	$49,991		$271,634		$787,224
25	$546,441	$0	(2)	$600,000		$1,851,862	$0	(2)	$290,829		$1,202,508
30	$664,829	$0		$600,000		$2,514,427	$0		$285,267		$1,808,940
35	$808,867	$0		$600,000		$3,506,909	$0		$212,648		$2,656,749
40	$984,110	$0		$0	(2)	$4,633,386	$0		$0	(2)	$3,861,155
45	$1,197,320	$0		$0		$6,345,387	$0		$0		$5,566,129
50	$1,456,723	$0		$0		$8,775,479	$0		$0		$8,050,899
55	$1,772,326	$0		$0		$12,238,453	$0		$0		$11,998,483

(1) Assumes no Contract loan has been made.
(2) Based on a gross return of 0%, the contract would go into default in policy year 24, unless an additional premium payment was made.
Based on a gross return of 6%, the contract would go into default in policy year 40, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T1

PRUSELECT III LIFE INSURANCE CONTRACT
CASH VALUE ACCUMULATION TEST
TYPE A (FIXED) DEATH BENEFIT
MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
$600,000 TARGET COVERAGE AMOUNT($5,000 BASIC INSURANCE AMOUNT, $595,000 TARGET TERM RIDER)
ASSUME PAYMENT OF $32,838 ANNUAL PREMIUMS FOR SEVEN YEARS
USING MAXIMUM CONTRACTUAL CHARGES

		Death Benefit (1)				Cash Surrender Value (1)
		Assuming Hypothetical Gross (and Net) Annual Investment Return of				Assuming Hypothetical Gross (and Net) Annual Investment Return of
End of Policy Year	Premiums Accumulated at 4% Interest Per Year	0% Gross (-1.30% Net)		6% Gross (4.70% Net)	12% Gross (10.70% Net)	0% Gross (-1.30% Net)		6% Gross (4.70% Net)	12% Gross (10.70% Net)

1	$34,152	$600,000		$600,000	$600,000	$27,215		$28,920	$30,626
2	$69,669	$600,000		$600,000	$600,000	$54,021		$59,131	$64,448
3	$106,607	$600,000		$600,000	$600,000	$80,081		$90,359	$101,486
4	$145,023	$600,000		$600,000	$600,000	$105,744		$123,025	$142,491
5	$184,976	$600,000		$600,000	$600,000	$130,325		$156,519	$187,228
6	$226,526	$600,000		$600,000	$612,985	$155,209		$192,310	$237,591
7	$269,739	$600,000		$600,000	$732,261	$179,701		$229,795	$292,904
8	$280,528	$600,000		$600,000	$779,836	$174,322		$237,808	$320,920
9	$291,749	$600,000		$600,000	$826,126	$168,718		$246,022	$351,543
10	$303,419	$600,000		$600,000	$877,753	$162,852		$254,432	$384,980
15	$369,156	$600,000		$600,000	$1,194,474	$128,155		$299,408	$603,270
20	$449,135	$600,000		$603,528	$1,618,248	$78,175		$348,860	$935,403
25	$546,441	$0	(2)	$618,364	$2,201,302	$0	(2)	$401,535	$1,429,417
30	$664,829	$0		$632,910	$2,989,666	$0		$455,331	$2,150,839
35	$808,867	$0		$665,466	$4,170,456	$0		$504,141	$3,159,436
40	$984,110	$0		$662,894	$5,510,732	$0		$552,411	$4,592,277
45	$1,197,320	$0		$684,561	$7,547,528	$0		$600,492	$6,620,638
50	$1,456,723	$0		$714,018	$10,438,600	$0		$655,062	$9,576,697
55	$1,772,326	$0		$751,203	$14,558,442	$0		$736,473	$14,272,983

(1) Assumes no Contract loan has been made.
(2) Based on a gross return of 0%, the contract would go into default in policy year 25, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T2

PRUSELECT III LIFE INSURANCE CONTRACT
GUIDELINE PREMIUM TEST
TYPE A (FIXED) DEATH BENEFIT
MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
$600,000 BASIC INSURANCE AMOUNT
ASSUME PAYMENT OF $32,838 ANNUAL PREMIUMS FOR SEVEN YEARS (3)
USING MAXIMUM CONTRACTUAL CHARGES

		Death Benefit (1)					Cash Surrender Value (1)
		Assuming Hypothetical Gross (and Net) Annual Investment Return of					Assuming Hypothetical Gross (and Net) Annual Investment Return of
End of Policy Year	Premiums Accumulated at 4% Interest Per Year	0% Gross (-1.30% Net)		6% Gross (4.70% Net)		12% Gross (10.70% Net)	0% Gross (-1.30% Net)		6% Gross (4.70% Net)		12% Gross (10.70% Net)

1	$34,152	$600,000		$600,000		$600,000	$25,139		$26,589		$28,040
2	$69,669	$600,000		$600,000		$600,000	$49,907		$54,241		$58,753
3	$106,607	$600,000		$600,000		$600,000	$71,846		$80,551		$89,978
4	$145,023	$600,000		$600,000		$600,000	$93,421		$108,042		$124,515
5	$155,364	$600,000		$600,000		$600,000	$87,826		$108,638		$133,275
6	$161,578	$600,000		$600,000		$600,000	$83,599		$110,682		$144,535
7	$168,041	$600,000		$600,000		$600,000	$79,163		$112,598		$156,840
8	$174,763	$600,000		$600,000		$600,000	$74,480		$114,347		$170,289
9	$181,753	$600,000		$600,000		$600,000	$69,506		$115,881		$184,992
10	$189,024	$600,000		$600,000		$600,000	$64,197		$117,157		$201,081
15	$229,976	$600,000		$600,000		$600,000	$30,990		$117,802		$308,646
20	$279,801	$0	(2)	$600,000		$600,000	$0	(2)	$100,777		$487,836
25	$340,421	$0		$600,000		$914,863	$0		$44,360		$788,675
30	$414,174	$0		$0	(2)	$1,367,305	$0		$0	(2)	$1,277,855
35	$503,906	$0		$0		$2,188,495	$0		$0		$2,084,281
40	$613,078	$0		$0		$3,535,526	$0		$0		$3,367,168
45	$745,904	$0		$0		$5,628,455	$0		$0		$5,360,433
50	$907,506	$0		$0		$8,703,233	$0		$0		$8,617,063
55	$1,104,120	$0		$0		$14,321,949	$0		$0		$14,321,949

(1) Assumes no Contract loan has been made.
(2) Based on a gross return of 0%, the contract would go into default in policy year 19, unless an additional premium payment was made.
Based on a gross return of 6%, the contract would go into default in policy year 28, unless an additional premium payment was made.
(3) The Guideline Premium Test limits the premium payable in policy year 5 to $4,365, and zero in years 6 and 7.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T3

PRUSELECT III LIFE INSURANCE CONTRACT
CASH VALUE ACCUMULATION TEST
TYPE B (VARIABLE) DEATH BENEFIT
MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
$600,000 BASIC INSURANCE AMOUNT
ASSUME PAYMENT OF $32,838 ANNUAL PREMIUMS FOR SEVEN YEARS
USING MAXIMUM CONTRACTUAL CHARGES

		Death Benefit (1)					Cash Surrender Value (1)
		Assuming Hypothetical Gross (and Net) Annual Investment Return of					Assuming Hypothetical Gross (and Net) Annual Investment Return of
End of Policy Year	Premiums Accumulated at 4% Interest Per Year	0% Gross (-1.30% Net)		6% Gross (4.70% Net)		12% Gross (10.70% Net)	0% Gross (-1.30% Net)		6% Gross (4.70% Net)		12% Gross (10.70% Net)

1	$34,152	$622,594		$624,038		$625,485	$25,056		$26,501		$27,947
2	$69,669	$644,728		$649,035		$653,519	$49,653		$53,961		$58,445
3	$106,607	$666,396		$675,023		$684,364	$71,322		$79,949		$89,290
4	$145,023	$687,587		$702,031		$718,302	$92,513		$106,957		$123,228
5	$184,976	$708,289		$730,088		$755,644	$108,289		$130,088		$155,644
6	$226,526	$728,479		$759,212		$796,724	$128,479		$159,212		$196,724
7	$269,739	$748,128		$789,419		$841,902	$148,128		$189,419		$241,902
8	$280,528	$742,083		$794,068		$863,402	$142,083		$194,068		$263,402
9	$291,749	$735,748		$798,557		$886,812	$135,748		$198,557		$286,812
10	$303,419	$729,086		$802,834		$912,292	$129,086		$202,834		$312,292
15	$369,156	$689,477		$818,999		$1,077,542	$89,477		$218,999		$477,542
20	$449,135	$633,736		$817,958		$1,327,820	$33,736		$217,958		$727,820
25	$546,441	$0	(2)	$780,216		$1,702,245	$0	(2)	$180,216		$1,102,245
30	$664,829	$0		$672,288		$2,299,809	$0		$72,288		$1,654,539
35	$808,867	$0		$0	(2)	$3,207,200	$0		$0	(2)	$2,429,697
40	$984,110	$0		$0		$4,237,106	$0		$0		$3,530,922
45	$1,197,320	$0		$0		$5,802,402	$0		$0		$5,089,826
50	$1,456,723	$0		$0		$8,024,275	$0		$0		$7,361,720
55	$1,772,326	$0		$0		$10,677,910	$0		$0		$10,077,910

(1) Assumes no Contract loan has been made.
(2) Based on a gross return of 0%, the contract would go into default in policy year 23, unless an additional premium payment was made.
Based on a gross return of 6%, the contract would go into default in policy year 32, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T4

PRUSELECT III LIFE INSURANCE CONTRACT
CASH VALUE ACCUMULATION TEST
TYPE C (RETURN OF PREMIUM AT 6%) DEATH BENEFIT
MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
$600,000 BASIC INSURANCE AMOUNT
ASSUME PAYMENT OF $32,838 ANNUAL PREMIUMS FOR SEVEN YEARS
USING MAXIMUM CONTRACTUAL CHARGES

		Death Benefit (1)					Cash Surrender Value (1)
		Assuming Hypothetical Gross (and Net) Annual Investment Return of					Assuming Hypothetical Gross (and Net) Annual Investment Return of
End of Policy Year	Premiums Accumulated at 4% Interest Per Year	0% Gross (-1.30% Net)		6% Gross (4.70% Net)		12% Gross (10.70% Net)	0% Gross (-1.30% Net)		6% Gross (4.70% Net)		12% Gross (10.70% Net)

1	$34,152	$634,808		$634,808		$634,808	$25,023		$26,470		$27,917
2	$69,669	$671,705		$671,705		$671,705	$49,535		$53,850		$58,343
3	$106,607	$710,816		$710,816		$710,816	$71,049		$79,698		$89,066
4	$145,023	$752,273		$752,273		$752,273	$91,993		$106,486		$122,822
5	$184,976	$796,218		$796,218		$796,218	$107,402		$129,295		$154,988
6	$226,526	$842,799		$842,799		$842,799	$127,070		$157,968		$195,738
7	$269,739	$892,175		$892,175		$892,175	$145,997		$187,556		$240,497
8	$280,528	$909,706		$909,706		$909,706	$139,022		$191,423		$261,521
9	$291,749	$928,288		$928,288		$928,288	$131,505		$194,923		$284,399
10	$303,419	$947,985		$947,985		$947,985	$123,354		$197,956		$309,293
15	$369,156	$1,065,683		$1,065,683		$1,065,683	$68,973		$201,483		$471,262
20	$449,135	$0	(2)	$1,223,189		$1,249,270	$0	(2)	$163,347		$722,122
25	$546,441	$0		$1,433,967		$1,698,319	$0		$16,328		$1,102,805
30	$664,829	$0		$0	(2)	$2,305,607	$0		$0	(2)	$1,658,710
35	$808,867	$0		$0		$3,215,343	$0		$0		$2,435,866
40	$984,110	$0		$0		$4,247,874	$0		$0		$3,539,895
45	$1,197,320	$0		$0		$5,817,156	$0		$0		$5,102,769
50	$1,456,723	$0		$0		$8,044,687	$0		$0		$7,380,447
55	$1,772,326	$0		$0		$11,219,023	$0		$0		$10,999,043

(1) Assumes no Contract loan has been made.
(2) Based on a gross return of 0%, the contract would go into default in policy year 19, unless an additional premium payment was made.
Based on a gross return of 6%, the contract would go into default in policy year 26, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T5

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

Additional Amount - An amount equal to the Contract’s net cash value multiplied by an Additional Amount Factor, which may be payable if you surrender the Contract while it is in-force and the conditions described in Surrender of a Contract are met.

attained age - The insured's age on the Contract date plus the number of years since then. For any coverage segment effective after the Contract date, the insured's attained age is the issue age of that segment plus the length of time since its effective date.

basic insurance amount - The amount of life insurance as shown in the Contract, not including riders.

cash value - The same as the “Contract Fund.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date - The date the Contract is effective, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year - A year that starts on the Contract date or on a Contract anniversary. For any coverage segment representing an increase, “Contract year” is a year that starts on the effective date of the increase.

coverage segment - The basic insurance amount at issue is the first coverage segment. For each increase in basic insurance amount, a new coverage segment is created for the amount of the increase.

death benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

fixed rate option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 3%.

Funds - Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Monthly date - The Contract date and the same date in each subsequent month.

net cash value - The Contract Fund minus any Contract debt.

Pruco Life Insurance Company - Pruco Life, us, we, our. The company offering the Contract.

segment allocation amount - The amount used to determine the charge for sales expenses. It may also be referred to as the “Target Premium.” See CHARGES AND EXPENSES.

separate account - Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Pruco Life Variable Universal Account (the “Account”). The separate account is set apart from all of the general assets of Pruco Life Insurance Company.

surrender value - The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt plus any return of sales charges plus any Additional Amount upon surrender.

Target Premium - The same as “segment allocation amount.” See CHARGES AND EXPENSES.

Target Term Rider - A Rider that provides a flexible term insurance benefit to attained age 100 on the life of the insured.

valuation period - The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

variable investment options - The portfolios of the mutual funds available under this Contract, whose shares are held in the separate account.

you - The owner of the Contract.

To Learn More About PruSelectSM III

To learn more about the PruSelectSM III variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2006, or view it online at www.prudential.com. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

Page

GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Additional Amounts Available Upon Surrender	6
Reports to Contract Owners	8

UNDERWRITING PROCEDURES	8

ADDITIONAL INFORMATION ABOUT CHARGES	8
Charges for Increases in Basic Insurance Amount	8

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	8

SERVICE FEES PAYABLE TO PRUCO LIFE	8

DISTRIBUTION AND COMPENSATION	8

EXPERTS	9

PERFORMANCE DATA	9
Average Annual Total Return	9
Non-Standard Total Return	9
Money Market Subaccount Yield	10

FINANCIAL STATEMENTS	10

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-85115. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruSelectSM III SAI, material incorporated by reference, and other information about Pruco Life. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-286-7754 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

Investment Company Act of 1940: Registration No. 811-5826

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Universal Account

Pruco Life Insurance Company

PRUSELECTSM III

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus. Please review the PRUSELECTSM III prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-286-7754. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2006.

TABLE OF CONTENTS

Page

GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Additional Amounts Available Upon Surrender	6
Reports to Contract Owners	8

UNDERWRITING PROCEDURES	8

ADDITIONAL INFORMATION ABOUT CHARGES	8
Charges for Increases in Basic Insurance Amount	8

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	8

SERVICE FEES PAYABLE TO PRUCO LIFE	8

DISTRIBUTION AND COMPENSATION	8

EXPERTS	9

PERFORMANCE DATA	9
Average Annual Total Return	9
Non-Standard Total Return	9
Money Market Subaccount Yield	10

FINANCIAL STATEMENTS	10

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Principle Executive Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $510,368,375 in 2005, $426,034,442 in 2004 and $382,298,796 in 2003.

Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks. Pruco Life pays no fees or other compensation to Prudential under this agreement.

Our individual life reinsurance treaties provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis, with Pruco Life retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential. Prudential the reinsures some portion of this business with various reinsurers.

Pruco Life and Prudential entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $3,722,833 in 2005, $4,078,758 in 2004 and $3,729,173 in 2003 from Pruco Life and Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Pruco Life and Prudential pay for remittance processing is shown below.

Remittance Processing Fees
Total # of remittances per month	Less than 4,500,000	4,500,001 to 5,600,000	Greater than 5,600,000
Power Encode and single item payments	$0.10	$0.10	$0.09
Multiple item payments	$0.12	$0.10	$0.10
Unprocessable payments	$0.09	$0.09	$0.09
Express mail payments	$0.41	$0.41	$0.41
Cash payments	$1.28	$1.28	$1.28

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s issue age. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the basic insurance amount.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are three types of death benefit available under the Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit and; (3) Type C, a return of premium death benefit. A Type B (variable) death benefit varies with investment performance while Type A (fixed) and Type C (return of premium) death benefits do not, unless they must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount, before the reduction of any Contract debt. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the basic insurance amount; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges and any Additional Amount, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

Type A (Fixed) Death Benefit

------------------------------------------- -----------------------------------------------------------------------------------
                    IF                                                             THEN
------------------------------------------- -----------------------------------------------------------------------------------
                        and the Contract      the attained age    the Contract Fund multiplied by the   and the Death Benefit
 the insured is age          Fund is            factor is**              attained age factor is                   is
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         40                 $ 25,000                3.57                         89,250                        $250,000
         40                 $ 75,000                3.57                        267,750                        $267,750*
         40                 $100,000                3.57                        357,000                        $357,000*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         60                 $ 75,000                1.92                        144,000                        $250,000
         60                 $125,000                1.92                        240,000                        $250,000
         60                 $150,000                1.92                        288,000                        $288,000*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         80                 $150,000                1.26                        189,000                        $250,000
         80                 $200,000                1.26                        252,000                        $252,000*
         80                 $225,000                1.26                        283,500                        $283,500*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
-------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $288,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, before the reduction of any Contract debt, but will also vary immediately after it is issued, with the investment results of the selected variable investment options. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type B (variable) Contract will always be the greater of:

(1)	the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges and any Additional Amount, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

Type B (Variable) Death Benefit

-------------------------------------------- ---------------------------------------------------------------------------------
                    IF                                                             THEN
-------------------------------------------- ---------------------------------------------------------------------------------
                         and the Contract      the attained age      the Contract Fund multiplied by        and the Death
 the insured is age          Fund is             factor is**           the attained age factor is            Benefit is
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         40                  $25,000                 3.57                         89,250                      $275,000
         40                  $75,000                 3.57                        267,750                      $325,000
         40                  $100,000                3.57                        357,000                      $357,000*
---------------------- --------------------- --------------------- ------------------------------------ ----------------------
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         60                  $ 75,000                1.92                        144,000                      $325,000
         60                  $125,000                1.92                        240,000                      $375,000
         60                  $150,000                1.92                        288,000                      $400,000
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         80                  $150,000                1.26                        189,000                      $400,000
         80                  $200,000                1.26                        252,000                      $450,000
         80                  $225,000                1.26                        283,500                      $475,000
---------------------- --------------------- --------------------- ------------------------------------ ----------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

Under the Type C (return of premium) Contract, while the Contract is in-force, the death benefit will vary by the amount of premiums paid, less any withdrawals. Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals are greater than total premiums paid. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type C (return of premium) Contract will always be the greater of:

(1)

the basic insurance amount plus the total premiums paid into the Contract less any withdrawals, accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract owner to the date of death; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges and any Additional Amount, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals plus interest is greater than total premiums paid plus interest.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

Type C (Return of Premium) Death Benefit

  ----------------------------------------------------------------------------------------------------------------------------------------
                                 IF                                                                 THEN
  ----------------------------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------------------------------
                                        and the premiums paid less                         the Contract Fund
         the         and the Contract       any withdrawals is       the attained age      multiplied by the
       insured           Fund is                                       factor is**       attained age factor is  and the Death Benefit is
       is age
  ----------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------

        40               $25,000                 $15,000                  3.57                   89,250                 $265,000
        40               $75,000                 $60,000                  3.57                  267,750                 $310,000
        40               $100,000                $80,000                  3.57                  357,000                 $357,000*
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------

        60               $75,000                $ 60,000                  1.92                  144,000                 $310,000
        60               $125,000               $100,000                  1.92                  240,000                 $350,000
        60               $150,000               $125,000                  1.92                  288,000                 $375,000
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------

        80               $150,000               $125,000                  1.26                  189,000                 $375,000
        80               $200,000               $150,000                  1.26                  252,000                 $400,000
        80               $225,000               $175,000                  1.26                  283,500                 $425,000
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------
----------------------------------------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
----------------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the premiums paid with interest less any withdrawals equals $80,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

Additional Amounts Available Upon Surrender

The three tables below, Table A, Table B, and Table C, apply to Contracts that meet the above stated qualifications and reflect the Additional Amount Factors that will apply to a Contract’s net cash value to determine the Contract’s cash surrender value. The Additional Amount Factors that will apply to the net cash value are determined by the Contract date, the age of the insured at the time the Contract was issued, and the Contract year of your surrender. Contracts with no Target Term Rider will use the factors shown in the appropriate “Base Factor” column below. Contracts with a Target Term Rider have an adjusted Additional Amount Factor, which will be a weighted blend based on the amount of the basic insurance amount and the amount of the term rider coverage on the Contract date. For example, if the Contract is dated June 29, 2001, the insured is age 50 at the time the Contract was issued, the basic insurance amount is $500,000 on the Contract date and the amount of the term rider coverage is $500,000 on the Contract date, then the weighted factor for Contract year 1 would be 0.0950.

Table A

(Contracts dated September 30, 2002 and later)

------------- ----------------------------- ----------------------------- ---------------------------- -----------------------------

  Contract       Issue Age 50 and Below           Issue Age 51-60               Issue Age 61-70           Issue Age 71 and Above
    Year
------------- ----------------------------- ----------------------------- ---------------------------- -----------------------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
              Base Factor    TTR Factor     Base Factor    TTR Factor     Base Factor   TTR Factor     Base Factor    TTR Factor
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     1           0.0525         0.0525         0.0425         0.0425         0.0350        0.0350         0.0200         0.0200
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     2           0.0540         0.0540         0.0440         0.0440         0.0360        0.0360         0.0200         0.0200
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     3           0.0550         0.0550         0.0450         0.0450         0.0360        0.0360         0.0200         0.0200
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     4           0.0500         0.0500         0.0400         0.0400         0.0325        0.0325         0.0150         0.0150
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     5           0.0450         0.0450         0.0380         0.0380         0.0250        0.0250         0.0100         0.0100
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     6           0.0360         0.0360         0.0330         0.0330         0.0200        0.0200         0.0050         0.0050
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     7           0.0310         0.0310         0.0300         0.0300         0.0160        0.0160         0.0000         0.0000
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     8           0.0250         0.0250         0.0250         0.0250         0.0120        0.0120         0.0000         0.0000
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     9           0.0200         0.0200         0.0200         0.0200         0.0080        0.0080         0.0000         0.0000
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     10          0.0150         0.0150         0.0150         0.0150         0.0040        0.0040         0.0000         0.0000
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     11          0.0100         0.0100         0.0100         0.0100         0.0000        0.0000         0.0000         0.0000
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     12          0.0050         0.0050         0.0050         0.0050         0.0000        0.0000         0.0000         0.0000
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
      13+        0.0000         0.0000         0.0000         0.0000         0.0000        0.0000         0.0000         0.0000
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------

TABLE B

(Contracts dated June 29, 2001 through September 29, 2002)

------------- ----------------------------- ----------------------------- ---------------------------- -----------------------------

  Contract       Issue Age 50 and Below           Issue Age 51-60               Issue Age 61-70           Issue Age 71 and Above
    Year
------------- -----------------------------
-------------                -------------- -------------- -------------- ------------- -------------- -------------- --------------
              Base Factor    TTR Factor     Base Factor    TTR Factor     Base Factor   TTR Factor     Base Factor    TTR Factor
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
-------------                --------------                --------------               --------------                --------------
     1           0.1100         0.0800         0.1100         0.0700         0.1000        0.0625         0.0725         0.0525
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     2           0.1000         0.0750         0.0900         0.0675         0.0800        0.0575         0.0650         0.0500
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     3           0.0900         0.0700         0.0800         0.0625         0.0700        0.0550         0.0600         0.0450
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     4           0.0800         0.0650         0.0700         0.0575         0.0600        0.0500         0.0525         0.0425
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     5           0.1000         0.0700         0.0900         0.0625         0.0775        0.0550         0.0650         0.0450
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     6           0.0800         0.0600         0.0500         0.0525         0.0450        0.0475         0.0525         0.0400
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     7           0.0400         0.0450         0.0300         0.0400         0.0200        0.0350         0.0250         0.0300
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     8           0.0200         0.0300         0.0100         0.0250         0.0100        0.0225         0.0125         0.0200
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     9           0.0000         0.0200         0.0000         0.0175         0.0000        0.0150         0.0000         0.0125
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     10          0.0000         0.0100         0.0000         0.0075         0.0000        0.0075         0.0000         0.0050
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     11          0.0000         0.0000         0.0000         0.0000         0.0000        0.0000         0.0000         0.0000
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------

TABLE C

(Contracts dated prior to June 29, 2001)

------------- ----------------------------- ----------------------------- ---------------------------- -----------------------------

  Contract       Issue Age 50 and Below           Issue Age 51-60               Issue Age 61-70           Issue Age 71 and Above
    Year
------------- -----------------------------
-------------                -------------- -------------- -------------- ------------- -------------- -------------- --------------
              Base Factor    TTR Factor     Base Factor    TTR Factor     Base Factor   TTR Factor     Base Factor    TTR Factor
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
-------------                --------------                --------------               --------------                --------------
     1           0.0200         0.0480         0.0050         0.0420         0.0050        0.0375         0.0000         0.0315
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     2           0.0150         0.0450         0.0050         0.0405         0.0050        0.0345         0.0000         0.0300
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     3           0.0100         0.0420         0.0050         0.0375         0.0050        0.0330         0.0000         0.0270
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     4           0.0050         0.0390         0.0050         0.0345         0.0050        0.0300         0.0000         0.0255
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     5           0.0100         0.0420         0.0050         0.0300         0.0050        0.0180         0.0000         0.0120
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     6           0.0070         0.0360         0.0000         0.0180         0.0000        0.0120         0.0000         0.0060
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     7           0.0050         0.0270         0.0000         0.0090         0.0000        0.0060         0.0000         0.0030
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     8           0.0000         0.0180         0.0000         0.0000         0.0000        0.0000         0.0000         0.0000
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     9           0.0000         0.0120         0.0000         0.0000         0.0000        0.0000         0.0000         0.0000
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     10          0.0000         0.0060         0.0000         0.0000         0.0000        0.0000         0.0000         0.0000
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------
     11          0.0000         0.0000         0.0000         0.0000         0.0000        0.0000         0.0000         0.0000
------------- -------------- -------------- -------------- -------------- ------------- -------------- -------------- --------------

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

Once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your basic insurance amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. No transaction charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each coverage segment is equal to 7½% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 1½% of allocated premiums paid in excess of this amount for the first four Contract years of the coverage segment, 1% of premiums received up to the Target Premium and ½% of any excess for the next three Contract years of the coverage segment, and 0% thereafter.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the basic insurance amount of the Contract.

SERVICE FEES PAYABLE TO PRUCO LIFE

Pruco Life has entered into agreements with the investment adviser or distributor of many of the underlying Funds. Under the Terms of these agreements, Pruco Life provides administrative and support services to the portfolios for which it receives an annual fee that, as of May 1, 2006, ranges from 0.05% to 0.35% of the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as investment options.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the

Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life and Subsidiaries as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 and the financial statements of the Pruco Life Variable Universal Account as of December 31, 2005 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if PruSelectSM III had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with PruSelectSM III are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2005

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio

ASSETS
Investment in the portfolios, at value	$158,650,146	$91,954,170	$74,885,307	$4,257,132	$49,125,581

Net Assets	$158,650,146	$91,954,170	$74,885,307	$4,257,132	$49,125,581

NET ASSETS, representing:
Accumulation units	$158,650,146	$91,954,170	$74,885,307	$4,257,132	$49,125,581

	$158,650,146	$91,954,170	$74,885,307	$4,257,132	$49,125,581

Units outstanding	112,502,114	45,623,554	44,549,096	3,345,352	22,180,516

Portfolio shares held	15,865,015	8,389,979	3,039,176	251,604	3,255,506
Portfolio net asset value per share	$10.00	$10.96	$24.64	$16.92	$15.09
Investment in portfolio shares, at cost	$158,650,146	$93,569,736	$63,968,384	$3,822,855	$46,826,178

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio

INVESTMENT INCOME
Dividend income	$3,886,310	$4,923,725	$694,113	$72,995	$1,437,990

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	590,344	451,899	266,267	28,923	319,089

NET EXPENSES	590,344	451,899	266,267	28,923	319,089

NET INVESTMENT INCOME (LOSS)	3,295,966	4,471,826	427,846	44,072	1,118,901

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	667,019	0	0	618,199
Realized gain (loss) on shares redeemed	0	123,445	1,078,836	20,324	231,637
Net change in unrealized gain (loss) on investments	0	(2,687,657)	6,039,622	81,052	(335,495)

NET GAIN (LOSS) ON INVESTMENTS	0	(1,897,193)	7,118,458	101,376	514,341

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,295,966	$2,574,633	$7,546,304	$145,448	$1,633,242

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)

Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$9,284,901	$208,637,275	$14,569,789	$3,440,044	$17,159,800	$69,208,990	$46,418,929	$25,327,987

$9,284,901	$208,637,275	$14,569,789	$3,440,044	$17,159,800	$69,208,990	$46,418,929	$25,327,987

$9,284,901	$208,637,275	$14,569,789	$3,440,044	$17,159,800	$69,208,990	$46,418,929	$25,327,987

$9,284,901	$208,637,275	$14,569,789	$3,440,044	$17,159,800	$69,208,990	$46,418,929	$25,327,987

6,876,987	128,179,403	6,521,346	378,012	14,792,848	25,075,993	48,383,715	7,320,883

1,775,316	6,642,384	634,849	75,672	905,053	6,070,964	2,235,979	1,184,658
$5.23	$31.41	$22.95	$45.46	$18.96	$11.40	$20.76	$21.38
$9,484,559	$197,220,962	$11,512,855	$1,759,564	$13,950,788	$73,699,229	$37,679,904	$18,307,577

SUBACCOUNTS (Continued)

Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$609,936	$3,087,115	$189,853	$103	$87,502	$3,296,727	$43,122	$148,491

24,561	874,347	72,167	16,783	52,620	432,671	125,939	143,565

24,561	874,347	72,167	16,783	52,620	432,671	125,939	143,565

585,375	2,212,768	117,686	(16,680)	34,882	2,864,056	(82,817)	4,926

0	4,925,036	0	219,910	0	0	0	1,394,371
(29,143)	1,506,585	914,704	234,469	341,566	(372,801)	488,888	137,134
(278,407)	(541,784)	1,388,825	831,486	2,022,275	(1,053,506)	5,272,981	34,815

(307,550)	5,889,837	2,303,529	1,285,865	2,363,841	(1,426,307)	5,761,869	1,566,320

$277,825	$8,102,605	$2,421,215	$1,269,185	$2,398,723	$1,437,749	$5,679,052	$1,571,246

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2005

	SUBACCOUNTS

	T. Rowe Price International Stock Portfolio	AIM V.I. Premier Equity Fund	Janus Aspen Large Cap Growth Portfolio – Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund

ASSETS
Investment in the portfolios, at value	$7,877,220	$2,149,067	$5,587,564	$3,843,585	$11,077,562

Net Assets	$7,877,220	$2,149,067	$5,587,564	$3,843,585	$11,077,562

NET ASSETS, representing:
Accumulation units	$7,877,220	$2,149,067	$5,587,564	$3,843,585	$11,077,562

	$7,877,220	$2,149,067	$5,587,564	$3,843,585	$11,077,562

Units outstanding	7,623,831	2,956,092	7,562,485	5,485,360	6,834,380

Portfolio shares held	514,515	96,284	267,860	200,919	1,350,922
Portfolio net asset value per share	$15.31	$22.32	$20.86	$19.13	$8.20
Investment in portfolio shares, at cost	$6,027,583	$2,084,106	$5,293,626	$3,839,589	$9,875,194

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS

	T. Rowe Price International Stock Portfolio	AIM V.I. Premier Equity Fund	Janus Aspen Large Cap Growth Portfolio – Institutional Shares	MFS Emerging Growth Series	American Century VP Value Fund

INVESTMENT INCOME
Dividend income	$115,590	$17,959	$18,728	$0	$91,475

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	30,656	14,105	32,010	16,486	61,183

NET EXPENSES	30,656	14,105	32,010	16,486	61,183

NET INVESTMENT INCOME (LOSS)	84,934	3,854	(13,282)	(16,486)	30,292

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	25,128	0	0	0	1,058,397
Realized gain (loss) on shares redeemed	135,587	8,734	37,918	(258,722)	116,959
Net change in unrealized gain (loss) on investments	822,937	94,605	163,212	526,266	(725,343)

NET GAIN (LOSS) ON INVESTMENTS	983,652	103,339	201,130	267,544	450,013

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,068,586	$107,193	$187,848	$251,058	$480,305

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)

Franklin Small- Mid Cap Growth Securities Fund	American Century VP Income & Growth Fund	Prudential SP T.Rowe Price Large Cap Growth Portfolio	Prudential SP Davis Value Portfolio	Dreyfus Variable Investment MidCap Stock Portfolio	Dreyfus Variable Investment Developing Leaders Portfolio	Prudential SP Small Cap Value Portfolio	Goldman Sachs CORE Small Cap Equity Fund

$7,043,000	$1,322,438	$9,170,237	$34,152,990	$3,439,399	$4,376,703	$29,146,807	$2,417,376

$7,043,000	$1,322,438	$9,170,237	$34,152,990	$3,439,399	$4,376,703	$29,146,807	$2,417,376

$7,043,000	$1,322,438	$9,170,237	$34,152,990	$3,439,399	$4,376,703	$29,146,807	$2,417,376

$7,043,000	$1,322,438	$9,170,237	$34,152,990	$3,439,399	$4,376,703	$29,146,807	$2,417,376

8,854,866	1,232,238	9,205,742	26,836,137	2,546,552	6,876,311	19,661,573	1,559,034

345,923	176,090	1,189,395	3,197,845	179,603	99,561	2,042,523	173,537
$20.36	$7.51	$7.71	$10.68	$19.15	$43.96	$14.27	$13.93
$5,892,033	$1,125,184	$7,638,463	$29,605,636	$2,882,472	$3,603,951	$25,330,843	$2,134,067

SUBACCOUNTS (Continued)

Franklin Small- Mid Cap Growth Securities Fund	American Century VP Income & Growth Fund	Prudential SP T.Rowe Price Large Cap Growth Portfolio	Prudential SP Davis Value Portfolio	Dreyfus Variable Investment MidCap Stock Portfolio	Dreyfus Variable Investment Developing Leaders Portfolio	Prudential SP Small Cap Value Portfolio	Goldman Sachs CORE Small Cap Equity Fund

$0	$68,906	$0	$253,048	$707	$0	$124,931	$5,145

27,949	5,747	20,665	79,643	5,823	7,752	67,786	4,308

27,949	5,747	20,665	79,643	5,823	7,752	67,786	4,308

(27,949)	63,159	(20,665)	173,405	(5,116)	(7,752)	57,145	837

0	0	0	2,755,364	9,416	0	2,748,572	190,488
546,233	363,795	190,584	514,633	30,246	84,288	524,336	50,402
(199,470)	(310,769)	1,161,193	(674,265)	273,183	146,061	(2,098,925)	(117,382)

346,763	53,026	1,351,777	2,595,732	312,845	230,349	1,173,983	123,508

$318,814	$116,185	$1,331,112	$2,769,137	$307,729	$222,597	$1,231,128	$124,345

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2005

	SUBACCOUNTS

	AIM V.I. Utilities Series	AIM V.I. Technology Fund	Prudential SP Small Cap Growth Portfolio	Janus Aspen Mid-Cap Growth Portfolio – Service Shares	Janus Aspen Balanced Portfolio – Service Shares

ASSETS
Investment in the portfolios, at value	$617,506	$545,592	$5,517,877	$1,364,253	$22,771,802

Net Assets	$617,506	$545,592	$5,517,877	$1,364,253	$22,771,802

NET ASSETS, representing:
Accumulation units	$617,506	$545,592	$5,517,877	$1,364,253	$22,771,802

	$617,506	$545,592	$5,517,877	$1,364,253	$22,771,802

Units outstanding	707,776	1,936,715	5,892,432	2,285,066	19,794,338

Portfolio shares held	34,633	42,994	833,516	48,020	855,761
Portfolio net asset value per share	$17.83	$12.69	$6.62	$28.41	$26.61
Investment in portfolio shares, at cost	$583,568	$480,950	$5,040,088	$1,056,941	$20,001,688

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS

	AIM V.I. Utilities Series	AIM V.I. Technology Fund	Prudential SP Small Cap Growth Portfolio	Janus Aspen Mid-Cap Growth Portfolio – Service Shares	Janus Aspen Balanced Portfolio – Service Shares

INVESTMENT INCOME
Dividend income	$14,014	$0	$0	$0	$455,087

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	629	1,005	12,367	6,140	42,964

NET EXPENSES	629	1,005	12,367	6,140	42,964

NET INVESTMENT INCOME (LOSS)	13,385	(1,005)	(12,367)	(6,140)	412,123

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	1,510	29,400	39,628	658,492	77,385
Net change in unrealized gain (loss) on investments	32,408	(8,824)	121,345	(358,731)	1,080,265

NET GAIN (LOSS) ON INVESTMENTS	33,918	20,576	160,973	299,761	1,157,650

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,303	$19,571	$148,606	$293,621	$1,569,773

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)

Oppenheimer Aggressive Growth Fund/VA	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Large Cap Growth Portfolio – Service Shares	Prudential SP Large Cap Value Portfolio	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio

$1,348,055	$43,674,846	$8,696,757	$1,929,295	$10,689,052	$2,910,284	$2,986,227	$14,151,994

$1,348,055	$43,674,846	$8,696,757	$1,929,295	$10,689,052	$2,910,284	$2,986,227	$14,151,994

$1,348,055	$43,674,846	$8,696,757	$1,929,295	$10,689,052	$2,910,284	$2,986,227	$14,151,994

$1,348,055	$43,674,846	$8,696,757	$1,929,295	$10,689,052	$2,910,284	$2,986,227	$14,151,994

2,066,935	32,938,377	6,202,786	2,099,433	8,468,277	2,671,882	2,655,701	16,521,636

27,585	3,896,061	848,464	93,564	898,240	381,927	370,041	1,962,829
$48.87	$11.21	$10.25	$20.62	$11.90	$7.62	$8.07	$7.21
$997,604	$44,129,121	$8,593,634	$1,693,371	$9,123,223	$2,556,451	$2,416,897	$11,744,967

SUBACCOUNTS (Continued)

Oppenheimer Aggressive Growth Fund/VA	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Large Cap Growth Portfolio- Service Shares	Prudential SP Large Cap Value Portfolio	Prudential SP AIM Core Equity Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio

$0	$2,017,488	$503,032	$2,199	$66,018	$21,702	$0	$0

2,392	105,309	20,516	4,172	23,390	7,054	6,482	29,529

2,392	105,309	20,516	4,172	23,390	7,054	6,482	29,529

(2,392)	1,912,179	482,516	(1,973)	42,628	14,648	(6,482)	(29,529)

0	711,958	92,983	0	197,294	0	0	0
21,650	17,101	44,961	25,747	270,973	34,979	25,681	217,127

137,730	(1,744,299)	(317,766)	43,172	84,576	72,892	343,928	980,076

159,380	(1,015,240)	(179,822)	68,919	552,843	107,871	369,609	1,197,203

$156,988	$896,939	$302,694	$66,946	$595,471	$122,519	$363,127	$1,167,674

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS December 31, 2005

	SUBACCOUNTS

	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio

ASSETS
Investment in the portfolios, at value	$16,696,935	$7,613,853	$30,116,140	$43,776,640	$14,089,292

Net Assets	$16,696,935	$7,613,853	$30,116,140	$43,776,640	$14,089,292

NET ASSETS, representing:
Accumulation units	$16,696,935	$7,613,853	$30,116,140	$43,776,640	$14,089,292

	$16,696,935	$7,613,853	$30,116,140	$43,776,640	$14,089,292

Units outstanding	13,419,551	5,789,516	24,000,767	34,936,466	11,372,377

Portfolio shares held	2,121,593	674,987	2,757,888	4,279,241	1,483,083
Portfolio net asset value per share	$7.87	$11.28	$10.92	$10.23	$9.50
Investment in portfolio shares, at cost	$13,738,397	$6,904,414	$26,540,616	$37,813,187	$12,193,926

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS

	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio

INVESTMENT INCOME
Dividend income	$15	$84,161	$209,768	$196,852	$15,586

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	34,786	20,295	63,915	87,196	27,305

NET EXPENSES	34,786	20,295	63,915	87,196	27,305

NET INVESTMENT INCOME (LOSS)	(34,771)	63,866	145,853	109,656	(11,719)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	1,640,413	205,698	745,238	1,134,575	351,101
Realized gain (loss) on shares redeemed	149,335	59,456	300,217	362,929	142,706
Net change in unrealized gain (loss) on investments	820,518	51,539	668,310	1,783,162	728,747

NET GAIN (LOSS) ON INVESTMENTS	2,610,266	316,693	1,713,765	3,280,666	1,222,554

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,575,495	$380,559	$1,859,618	$3,390,322	$1,210,835

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)

Janus Aspen International Growth Portfolio – Service Shares	Prudential SP William Blair International Growth Portfolio	Prudential SP LSV International Value Portfolio	M Financial Turner Core Growth Fund	M Financial Frontier Capital Appreciation Fund	M Financial Brandes International Equity Fund	M Financial Business Opportunity Value Fund	ProFund VP Asia 30 Fund

$5,615,741	$7,257,382	$13,283,627	$611,000	$557,663	$1,100,999	$279,223	$315

$5,615,741	$7,257,382	$13,283,627	$611,000	$557,663	$1,100,999	$279,223	$315

$5,615,741	$7,257,382	$13,283,627	$611,000	$557,663	$1,100,999	$279,223	$315

$5,615,741	$7,257,382	$13,283,627	$611,000	$557,663	$1,100,999	$279,223	$315

5,290,831	5,436,112	11,301,150	46,615	42,867	76,567	20,269	158

159,674	961,243	1,462,955	36,807	24,299	62,842	23,153	7
$35.17	$7.55	$9.08	$16.60	$22.95	$17.52	$12.06	$44.47
$3,762,452	$5,774,350	$11,040,819	$531,241	$518,129	$1,022,088	$265,236	$299

SUBACCOUNTS (Continued)

Janus Aspen International Growth Portfolio – Service Shares	Prudential SP William Blair International Growth Portfolio	Prudential SP LSV International Value Portfolio	M Financial Turner Core Growth Fund	M Financial Frontier Capital Appreciation Fund	M Financial Brandes International Equity Fund	M Financial Business Opportunity Value Fund	ProFund VP Asia 30 Fund

$61,332	$30,212	$45,068	$2,432	$0	$14,716	$1,689	$61

11,537	16,496	29,758	0	0	0	0	13

11,537	16,496	29,758	0	0	0	0	13

49,795	13,716	15,310	2,432	0	14,716	1,689	48

0	223,428	942,415	0	42,321	56,675	22,098	0
775,362	99,293	334,611	3,084	3,885	4,887	4,076	501

827,262	619,684	228,626	61,091	14,334	28,424	(8,181)	16

1,602,624	942,405	1,505,652	64,175	60,540	89,986	17,993	517

$1,652,419	$956,121	$1,520,962	$66,607	$60,540	$104,702	$19,682	$565

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2005

	SUBACCOUNTS

	ProFund VP Banks Fund		ProFund VP Basic Materials Fund	ProFund VP Bear Fund	ProFund VP Biotechnology Fund	ProFund VP UltraBull Fund

ASSETS
Investment in the portfolios, at value	$1		$637,063	$8,974	$17,570	$13

Net Assets	$1		$637,063	$8,974	$17,570	$13

NET ASSETS, representing:
Accumulation units	$1		$637,063	$8,974	$17,570	$13

	$1		$637,063	$8,974	$17,570	$13

Units outstanding	1		418,226	13,423	9,917	7

Portfolio shares held	0	*	18,439	318	809	1
Portfolio net asset value per share	$30.26		$34.55	$28.22	$21.73	$20.65
Investment in portfolio shares, at cost	$1		$634,879	$8,978	$17,827	$13

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS

	ProFund VP Banks Fund	ProFund VP Basic Materials Fund	ProFund VP Bear Fund	ProFund VP Biotechnology Fund	ProFund VP UltraBull Fund

INVESTMENT INCOME
Dividend income	$0	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	3	92	43	46	123

NET EXPENSES	3	92	43	46	123

NET INVESTMENT INCOME (LOSS)	(3)	(92)	(43)	(46)	(123)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	3	0	1,408	3
Realized gain (loss) on shares redeemed	(551)	(1,094)	1,132	3,356	20,163
Net change in unrealized gain (loss) on investments	0	2,144	(4)	(355)	(491)

NET GAIN (LOSS) ON INVESTMENTS	(551)	1,053	1,128	4,409	19,675

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(554)	$961	$1,085	$4,363	$19,552

*	Represents less than one share

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)

ProFund VP Consumer Services Fund		ProFund VP Consumer Goods Fund	ProFund VP Oil & Gas Fund		ProFund VP Europe 30 Fund	ProFund VP Financials Fund	ProFund VP Health Care Fund	ProFund VP Industrials Fund		ProFund VP Internet Fund

$6		$27	$4		$29,168	$669,249	$25,016	$1		$2,729

$6		$27	$4		$29,168	$669,249	$25,016	$1		$2,729

$6		$27	$4		$29,168	$669,249	$25,016	$1		$2,729

$6		$27	$4		$29,168	$669,249	$25,016	$1		$2,729

5		22	2		17,257	469,543	20,217	1		1,466

0	*	1	0	*	1,043	19,209	893	0	*	47
$28.59		$29.75	$47.02		$27.96	$34.84	$28.01	$33.54		$58.35
$6		$27	$4		$29,254	$672,899	$24,644	$1		$2,694

SUBACCOUNTS (Continued)

ProFund VP Consumer Services Fund	ProFund VP Consumer Goods Fund	ProFund VP Oil & Gas Fund	ProFund VP Europe 30 Fund	ProFund VP Financials Fund	ProFund VP Health Care Fund	ProFund VP Industrials Fund	ProFund VP Internet Fund

$0	$0	$0	$87	$332	$0	$0	$0

42	42	73	110	221	108	1	8

42	42	73	110	221	108	1	8

(42)	(42)	(73)	(23)	111	(108)	(1)	(8)

0	0	395	6,316	0	0	0	0
5,852	5,518	11,122	(7,551)	6,747	3,112	(688)	462

0	0	0	(586)	(3,897)	(18)	0	(223)

5,852	5,518	11,517	(1,821)	2,850	3,094	(688)	239

$5,810	$5,476	$11,444	$(1,844)	$2,961	$2,986	$(689)	$231

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2005

	SUBACCOUNTS

	ProFund VP Japan Fund	ProFund VP Mid Cap Growth Fund	ProFund VP Mid- Cap Value Fund	ProFund VP Money Market Fund	ProFund VP OTC Fund

ASSETS
Investment in the portfolios, at value	$65,814	$9,262	$19,993	$1,495,813	$71,102

Net Assets	$65,814	$9,262	$19,993	$1,495,813	$71,102

NET ASSETS, representing:
Accumulation units	$65,814	$9,262	$19,993	$1,495,813	$71,102

	$65,814	$9,262	$19,993	$1,495,813	$71,102

Units outstanding	31,276	6,049	11,757	1,479,289	46,711

Portfolio shares held	1,681	266	576	1,495,813	4,737
Portfolio net asset value per share	$39.15	$34.84	$34.73	$1.00	$15.01
Investment in portfolio shares, at cost	$63,207	$9,333	$19,403	$1,495,813	$69,561

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS

	ProFund VP Japan Fund	ProFund VP Mid Cap Growth Fund	ProFund VP Mid- Cap Value Fund	ProFund VP Money Market Fund	ProFund VP OTC Fund

INVESTMENT INCOME

Dividend income	$0	$0	$0	$30,018	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	40	41	79	4,111	55

NET EXPENSES	40	41	79	4,111	55

NET INVESTMENT INCOME (LOSS)	(40)	(41)	(79)	25,907	(55)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	289	1,832	0	567
Realized gain (loss) on shares redeemed	4,377	458	906	0	(13)
Net change in unrealized gain (loss) on investments	2,607	(1,833)	(794)	0	1,067

NET GAIN (LOSS) ON INVESTMENTS	6,984	(1,086)	1,944	0	1,621

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,944	$(1,127)	$1,865	$25,907	$1,566

*	Represents less than one share

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)

ProFund VP Pharmaceuticals Fund	ProFund VP Precious Metals Fund	ProFund VP Real Estate Fund	ProFund VP Rising Rates Opportunity Fund	ProFund VP Semiconductor Fund		ProFund VP Short OTC Fund	ProFund VP Short Small-Cap Fund	ProFund VP Small-Cap Fund

$56	$44,912	$30,679	$1,665	$1		$17,601	$223,392	$9

$56	$44,912	$30,679	$1,665	$1		$17,601	$223,392	$9

$56	$44,912	$30,679	$1,665	$1		$17,601	$223,392	$9

$56	$44,912	$30,679	$1,665	$1		$17,601	$223,392	$9

63	24,811	17,562	2,281	1		31,176	365,857	5

2	1,091	586	87	0	*	948	13,441	0	*
$22.56	$41.15	$52.36	$19.13	$22.18		$18.56	$16.62	$32.95
$53	$45,468	$31,676	$1,754	$1		$17,134	$222,935	$9

SUBACCOUNTS (Continued)

ProFund VP Pharmaceuticals Fund	ProFund VP Precious Metals Fund	ProFund VP Real Estate Fund	ProFund VP Rising Rates Opportunity Fund	ProFund VP Semiconductor Fund	ProFund VP Short OTC Fund	ProFund VP Short Small-Cap Fund	ProFund VP Small-Cap Fund

$0	$0	$1,957	$0	$0	$0	$0	$0

11	52	129	48	6	2,365	23	27

11	52	129	48	6	2,365	23	27

(11)	(52)	1,828	(48)	(6)	(2,365)	(23)	(27)

0	0	0	0	0	0	0	0
205	6,837	(2,120)	(5,581)	1,048	(120,409)	3,105	2,017
3	(556)	(1,071)	748	0	218,177	457	(145)

208	6,281	(3,191)	(4,833)	1,048	97,768	3,562	1,872

$197	$6,229	$(1,363)	$(4,881)	$1,042	$95,403	$3,539	$1,845

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS December 31, 2005

	SUBACCOUNTS

	ProFund VP Small Cap-Growth Fund	ProFund VP Small- Cap Value Fund	ProFund VP Technology Fund	ProFund VP Telecommunications Fund	ProFund VP U.S. Government Plus Fund

ASSETS
Investment in the portfolios, at value	$6,308	$1	$2,342	$56	$145,186

Net Assets	$6,308	$1	$2,342	$56	$145,186

NET ASSETS, representing:
Accumulation units	$6,308	$1	$2,342	$56	$145,186

	$6,308	$1	$2,342	$56	$145,186

Units outstanding	3,748	1	1,648	52	121,197

Portfolio shares held	163	0*	157	4	4,433
Portfolio net asset value per share	$38.80	$32.88	$14.91	$13.48	$32.75
Investment in portfolio shares, at cost	$6,417	$1	$2,426	$59	$145,451

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS

	ProFund VP Small Cap-Growth Fund	ProFund VP Small- Cap Value Fund	ProFund VP Technology Fund	ProFund VP Telecommunications Fund	ProFund VP U.S. Government Plus Fund

INVESTMENT INCOME
Dividend income	$0	$0	$9	$2,693	$412

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	25	19	2	30	45

NET EXPENSES	25	19	2	30	45

NET INVESTMENT INCOME (LOSS)	(25)	(19)	7	2,663	367

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	59	88	4,079	0
Realized gain (loss) on shares redeemed	(208)	598	506	(4,388)	7,308
Net change in unrealized gain (loss) on investments	(709)	(1,199)	(84)	79	(401)

NET GAIN (LOSS) ON INVESTMENTS	(917)	(542)	510	(230)	6,907

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(942)	$(561)	$517	$2,433	$7,274

*	Represents less than one share

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)

ProFund VP UltraMid-Cap Fund	ProFund VP UltraOTC Fund	ProFund VP UltraSmall-Cap Fund	ProFund VP Bull Fund	ProFund VP Utilities Fund	AST Cohen & Steers Real Estate Portfolio	AST Global Allocation Porfolio	AST DeAm Large- Cap Value Portfolio

$2,609	$68,113	$9	$82,212	$308	$13,364	$2,888	$6,083

$2,609	$68,113	$9	$82,212	$308	$13,364	$2,888	$6,083

$2,609	$68,113	$9	$82,212	$308	$13,364	$2,888	$6,083

$2,609	$68,113	$9	$82,212	$308	$13,364	$2,888	$6,083

1,060	33,931	4	60,459	179	1,228	276	568

69	1,630	0*	2,908	10	752	230	487
$37.93	$41.79	$21.51	$28.27	$29.64	$17.78	$12.56	$12.50
$2,590	$68,130	$9	$82,047	$309	$13,349	$2,881	$6,113

SUBACCOUNTS (Continued)

ProFund VP UltraMid-Cap Fund	ProFund VP UltraOTC Fund	ProFund VP UltraSmall-Cap Fund	ProFund VP Bull Fund	ProFund VP Utilities Fund	AST Cohen & Steers Real Estate Portfolio	AST Global Allocation Porfolio	AST DeAm Large- Cap Value Portfolio

$0	$0	$0	$27	$78	$0	$0	$0

118	62	111	126	69	1	0	0

118	62	111	126	69	1	0	0

(118)	(62)	(111)	(99)	9	(1)	0	0

1,262	3,374	4	0	124	0	0	0
29,506	(6,158)	27,815	7,108	11,389	2	0	0
(771)	(443)	(434)	(903)	(2)	15	7	(30)

29,997	(3,227)	27,385	6,205	11,511	17	7	(30)

$29,879	$(3,289)	$27,274	$6,106	$11,520	$16	$7	$(30)

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2005

	SUBACCOUNTS

	AST DeAm Small-Cap Growth Porfolio	AST DeAm Small-Cap Value Porfolio	AST Federated Aggressive Growth Portfolio	AST Small Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

ASSETS
Investment in the portfolios, at value	$5,871	$842	$1,804	$27,170	$8,971

Net Assets	$5,871	$842	$1,804	$27,170	$8,971

NET ASSETS, representing:
Accumulation units	$5,871	$842	$1,804	$27,170	$8,971

	$5,871	$842	$1,804	$27,170	$8,971

Units outstanding	547	81	163	2,559	847

Portfolio shares held	701	70	172	1,807	1,942
Portfolio net asset value per share	$8.38	$11.95	$10.46	$15.04	$4.62
Investment in portfolio shares, at cost	$5,926	$852	$1,791	$27,435	$9,059

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS

	AST DeAm Small-Cap Growth Porfolio	AST DeAm Small-Cap Value Porfolio	AST Federated Aggressive Growth Portfolio	AST Small Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

INVESTMENT INCOME
Dividend income	$0	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	1	0

NET EXPENSES	0	0	0	1	0

NET INVESTMENT INCOME (LOSS)	0	0	0	(1)	0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	0	0	(1)
Net change in unrealized gain (loss) on investments	(55)	(10)	13	(265)	(88)

NET GAIN (LOSS) ON INVESTMENTS	(55)	(10)	13	(265)	(89)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(55)	$(10)	$13	$(266)	$(89)

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)

AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger & Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST JP Morgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio

$5,332	$2,559	$3,679	$915	$143,314	$1,407	$42,383	$16,630

$5,332	$2,559	$3,679	$915	$143,314	$1,407	$42,383	$16,630

$5,332	$2,559	$3,679	$915	$143,314	$1,407	$42,383	$16,630

$5,332	$2,559	$3,679	$915	$143,314	$1,407	$42,383	$16,630

496	242	336	91	12,966	134	3,997	1,672

279	298	228	82	5,202	108	2,109	1,487
$19.08	$8.59	$16.15	$11.10	$27.55	$12.98	$20.10	$11.18
$5,368	$2,570	$3,706	$914	$141,497	$1,388	$41,726	$16,545

SUBACCOUNTS (Continued)

AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger & Berman Mid-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST JP Morgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio

$0	$0	$0	$0	$0	$0	$0	$0

0	0	0	0	10	0	3	1

0	0	0	0	10	0	3	1

0	0	0	0	(10)	0	(3)	(1)

0	0	0	0	0	0	0	0
0	1	0	0	5	1	4	1
(36)	(11)	(27)	1	1,817	19	657	85

(36)	(10)	(27)	1	1,822	20	661	85

$(36)	$(10)	$(27)	$1	$1,812	$20	$658	$85

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio

	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

OPERATIONS
Net investment income (loss)	$3,295,966	$736,324	$4,471,826	$3,545,425	$427,846	$499,598
Capital gains distributions received	0	0	667,019	0	0	0
Realized gain (loss) on shares redeemed	0	0	123,445	88,203	1,078,836	(13,499)
Net change in unrealized gain (loss) on investments	0	0	(2,687,657)	830,287	6,039,622	4,804,519

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,295,966	736,324	2,574,633	4,463,915	7,546,304	5,290,618

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	46,274,344	58,265,949	8,706,957	9,336,504	10,094,935	9,837,244
Policy loans	(1,800,212)	(195,392)	(233,046)	(216,939)	(407,875)	(217,410)
Policy loan repayments and interest	468,694	981,112	76,038	21,208	44,280	11,450
Surrenders, withdrawals and death benefits	(12,252,696)	(4,601,978)	(6,601,591)	(2,749,124)	(2,573,258)	(830,259)
Net transfers between other subaccounts or fixed rate option	(2,406,229)	(28,167,755)	597,421	(487,068)	4,150,753	(2,244,252)
Withdrawal and other charges	(9,946,209)	(11,012,706)	(4,691,219)	(4,415,917)	(5,119,456)	(4,347,337)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	20,337,692	15,269,230	(2,145,440)	1,488,664	6,189,379	2,209,436

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,633,658	16,005,554	429,193	5,952,579	13,735,683	7,500,054

NET ASSETS
Beginning of period	135,016,488	119,010,934	91,524,977	85,572,398	61,149,624	53,649,570

End of period	$158,650,146	$135,016,488	$91,954,170	$91,524,977	$74,885,307	$61,149,624

Beginning units	101,072,327	91,975,506	44,852,781	42,294,062	38,699,197	34,244,410

Units issued	83,624,290	78,888,174	8,881,825	12,508,049	17,817,137	14,318,064
Units redeemed	(72,194,503)	(69,791,353)	(8,111,052)	(9,949,330)	(11,967,238)	(9,863,277)

Ending units	112,502,114	101,072,327	45,623,554	44,852,781	44,549,096	38,699,197

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)

Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio

01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

$44,072	$20,640	$1,118,901	$870,779	$585,375	$525,899	$2,212,768	$2,268,056
0	0	618,199	360,082	0	0	4,925,036	3,136,915
20,324	446	231,637	(102,420)	(29,143)	6,776	1,506,585	(231,518)
81,052	312,727	(335,495)	2,998,237	(278,407)	192,459	(541,784)	12,879,025

145,448	333,813	1,633,242	4,126,678	277,825	725,134	8,102,605	18,052,478

352,939	365,330	686,638	1,083,251	2,301,039	1,962,437	23,296,190	24,409,640
(12,990)	(3,882)	(23,218)	(124)	(185,696)	(76,543)	(1,228,453)	(854,140)
4,664	8,111	33,339	20,946	8,317	3,244	361,322	71,782
(43,664)	(206,553)	(11,630,588)	(176,036)	(488,676)	(414,389)	(6,950,865)	(4,802,842)

165,823	270,199	1,055,092	(5,660,484)	229,627	1,020,613	(5,933,051)	1,184,952
(130,193)	(125,231)	(964,683)	(1,100,509)	(1,170,330)	(1,047,260)	(10,948,605)	(9,533,250)

336,579	307,974	(10,843,420)	(5,832,956)	694,281	1,448,102	(1,403,462)	10,476,142

482,027	641,787	(9,210,178)	(1,706,278)	972,106	2,173,236	6,699,143	28,528,620

3,775,105	3,133,318	58,335,759	60,042,037	8,312,795	6,139,559	201,938,132	173,409,512

$4,257,132	$3,775,105	$49,125,581	$58,335,759	$9,284,901	$8,312,795	$208,637,275	$201,938,132

3,029,971	2,676,625	25,514,928	27,883,017	6,416,328	5,186,442	126,516,251	113,050,073

600,267	649,853	4,802,566	5,890,484	2,525,502	2,658,289	31,567,026	40,208,296
(284,886)	(296,507)	(8,136,978)	(8,258,573)	(2,064,843)	(1,428,403)	(29,903,874)	(26,742,118)

3,345,352	3,029,971	22,180,516	25,514,928	6,876,987	6,416,328	128,179,403	126,516,251

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio

	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
	to	to	to	to	to	to
	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

OPERATIONS
Net investment income (loss)	$117,686	$127,430	$(16,680)	$66,071	$34,882	$74,786
Capital gains distributions received	0	0	219,910	86,314	0	0
Realized gain (loss) on shares redeemed	914,704	45,473	234,469	224,099	341,566	(328,576)
Net change in unrealized gain (loss) on investments	1,388,825	1,732,082	831,486	139,774	2,022,275	1,468,128

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,421,215	1,904,985	1,269,185	516,258	2,398,723	1,214,338

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,098,262	992,784	54,213	79,140	2,743,412	2,545,800
Policy loans	(16,484)	(14,037)	(1)	0	(81,930)	(71,361)
Policy loan repayments and interest	13,482	133	8	0	59,193	12,469
Surrenders, withdrawals and death benefits	(2,978,473)	(220,340)	(257,754)	0	(1,131,611)	(284,303)
Net transfers between other subaccounts or fixed rate option	187,042	657,226	155,516	(372,011)	68,064	765,969
Withdrawal and other charges	(442,213)	(362,078)	(54,841)	(51,368)	(1,217,375)	(1,049,754)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,138,384)	1,053,688	(102,859)	(344,239)	439,753	1,918,820

TOTAL INCREASE (DECREASE) IN NET ASSETS	282,831	2,958,673	1,166,326	172,019	2,838,476	3,133,158

NET ASSETS
Beginning of period	14,286,958	11,328,285	2,273,718	2,101,699	14,321,324	11,188,166

End of period	$14,569,789	$14,286,958	$3,440,044	$2,273,718	$17,159,800	$14,321,324

Beginning units	7,805,399	7,048,315	387,223	445,364	14,272,225	12,072,678

Units issued	2,059,990	1,716,734	78,905	43,283	4,345,122	4,794,387
Units redeemed	(3,344,043)	(959,650)	(88,116)	(101,424)	(3,824,499)	(2,594,840)

Ending units	6,521,346	7,805,399	378,012	387,223	14,792,848	14,272,225

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)

Prudential Government Income				Prudential Small Capitalization		T. Rowe Price International
Portfolio		Prudential Jennison Portfolio		Stock Portfolio		Stock Portfolio

01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
to	to	to	to	to	to	to	to
12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

$2,864,056	$2,403,031	$(82,817)	$56,924	$4,926	$1,199	$84,934	$38,741
0	1,189,521	0	0	1,394,371	76,967	25,128	0
(372,801)	(38,605)	488,888	73,779	137,134	132,730	135,587	71,663
(1,053,506)	(1,678,769)	5,272,981	2,927,527	34,815	3,911,210	822,937	608,969

1,437,749	1,875,178	5,679,052	3,058,230	1,571,246	4,122,106	1,068,586	719,373

0	65,828	10,177,498	10,053,375	21,737	46,290	494,248	555,411
(1,275,325)	0	(433,802)	(310,939)	0	0	(24,922)	(29,733)
33,955	0	101,427	34,324	0	0	17,913	11,397
(6,706,204)	0	(1,484,898)	(1,173,952)	0	(66,845)	(125,463)	(213,717)

(433,459)	(214,584)	594,117	1,417,482	418,962	(15)	428,013	90,601
(339,546)	(403,899)	(4,780,366)	(4,431,851)	(228,058)	(209,580)	(221,499)	(199,403)

(8,720,579)	(552,655)	4,173,976	5,588,439	212,641	(230,150)	568,290	214,556

(7,282,830)	1,322,523	9,853,028	8,646,669	1,783,887	3,891,956	1,636,876	933,929

76,491,820	75,169,297	36,565,901	27,919,232	23,544,100	19,652,144	6,240,344	5,306,415

$69,208,990	$76,491,820	$46,418,929	$36,565,901	$25,327,987	$23,544,100	$7,877,220	$6,240,344

28,242,751	28,451,880	43,861,738	36,809,502	7,256,037	7,347,420	7,022,102	6,772,107

573,498	47,136	14,674,121	16,428,064	197,894	130,692	1,639,280	1,378,581
(3,740,256)	(256,265)	(10,152,144)	(9,375,828)	(133,048)	(222,075)	(1,037,551)	(1,128,586)

25,075,993	28,242,751	48,383,715	43,861,738	7,320,883	7,256,037	7,623,831	7,022,102

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	AIM V.I. Premier Equity Fund		Janus Aspen Large Cap Growth Portfolio – Institutional Shares		MFS Emerging Growth Series

	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
	to	to	to	to	to	to
	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

OPERATIONS
Net investment income (loss)	$3,854	$(4,006)	$(13,282)	$(22,930)	$(16,486)	$(16,595)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	8,734	(33,977)	37,918	(28,421)	(258,722)	(105,452)
Net change in unrealized gain (loss) on investment	94,605	136,360	163,212	276,399	526,266	627,837

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	107,193	98,377	187,848	225,048	251,058	505,790

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	234,758	441,456	644,839	822,333	373,107	572,413
Policy loans	(5,235)	(14,432)	(16,790)	(1,468)	(17,664)	(41,854)
Policy loan repayments and interest	567	134	33,070	20,869	740	388
Surrenders, withdrawals and death benefits	(331,756)	(102,752)	(483,832)	(167,736)	(487,168)	(190,752)
Net transfers between other subaccounts or fixed rate option	106,432	(171,057)	(307,535)	(194,102)	(665,102)	(93,951)
Withdrawal and other charges	(84,296)	(105,417)	(275,122)	(283,136)	(119,457)	(162,849)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(79,530)	47,932	(405,370)	196,760	(915,544)	83,395

TOTAL INCREASE (DECREASE) IN NET ASSET	27,663	146,309	(217,522)	421,808	(664,486)	589,185

NET ASSETS
Beginning of period	2,121,404	1,975,095	5,805,086	5,383,278	4,508,071	3,918,886

End of period	$2,149,067	$2,121,404	$5,587,564	$5,805,086	$3,843,585	$4,508,071

Beginning units	3,075,106	3,026,408	8,094,772	7,778,703	6,854,795	6,795,669

Units issued	621,721	699,349	1,438,853	1,714,323	639,389	1,037,158
Units redeemed	(740,735)	(650,651)	(1,971,140)	(1,398,254)	(2,008,824)	(978,032)

Ending units	2,956,092	3,075,106	7,562,485	8,094,772	5,485,360	6,854,795

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)

American Century VP Value Fund		Franklin Small-Mid Cap Growth Securities Fund		American Century VP Income & Growth Fund		Prudential SP T.Rowe Price Large Cap Growth Portfolio

01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
to	to	to	to	to	to	to	to
12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

$30,292	$32,554	$(27,949)	$(28,564)	$63,159	$37,488	$(20,665)	$(18,015)
1,058,397	67,598	0	0	0	0	0	0
116,959	345,016	546,233	166,478	363,795	62,510	190,584	(23,051)
(725,343)	712,088	(199,470)	753,106	(310,769)	253,110	1,161,193	529,924

480,305	1,157,256	318,814	891,020	116,185	353,108	1,331,112	488,858

700,782	604,881	400,952	709,742	95,774	156,018	2,481,060	2,493,945
(24,013)	(8,233)	(30,608)	(42,262)	0	0	(102,740)	(67,972)
852	35	980	559	0	0	37,218	8,145
(456,800)	(501,877)	(2,450,188)	(251,777)	(1,238,367)	0	(1,885,662)	(232,198)

1,119,270	(732,500)	(190,404)	679,417	(759,345)	201,905	173,922	82,690
(200,941)	(182,631)	(200,630)	(218,106)	(57,272)	(56,471)	(1,123,625)	(1,052,874)

1,139,150	(820,325)	(2,469,898)	877,573	(1,959,210)	301,452	(419,827)	1,231,736

1,619,455	336,931	(2,151,084)	1,768,593	(1,843,025)	654,560	911,285	1,720,594

9,458,107	9,121,176	9,194,084	7,425,491	3,165,463	2,510,903	8,258,952	6,538,358

$11,077,562	$9,458,107	$7,043,000	$9,194,084	$1,322,438	$3,165,463	$9,170,237	$8,258,952

6,078,843	6,697,802	12,067,460	10,827,668	3,079,514	2,754,391	10,311,707	8,917,684

1,199,880	549,203	2,270,518	4,639,213	721,640	1,016,616	4,282,918	3,936,628
(444,343)	(1,168,162)	(5,483,112)	(3,399,421)	(2,568,916)	(691,493)	(5,388,883)	(2,542,605)

6,834,380	6,078,843	8,854,866	12,067,460	1,232,238	3,079,514	9,205,742	10,311,707

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	Prudential SP Davis Value Portfolio		Dreyfus Variable Investment MidCap Stock Portfolio		Dreyfus Variable Investment Developing Leaders Portfolio

	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
	to	to	to	to	to	to
	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

OPERATIONS
Net investment income (loss)	$173,405	$28,029	$(5,116)	$4,768	$(7,752)	$89
Capital gains distributions received	2,755,364	0	9,416	54,010	0	0
Realized gain (loss) on shares redeemed	514,633	384,219	30,246	82,910	84,288	105,312
Net change in unrealized gain (loss) on investments	(674,265)	2,343,434	273,183	65,067	146,061	263,940

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,769,137	2,755,682	307,729	206,755	222,597	369,341

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,629,754	7,854,708	35,868	280,927	431,779	478,652
Policy loans	(363,407)	(358,122)	0	0	0	0
Policy loan repayments and interest	158,131	23,619	0	0	0	0
Surrenders, withdrawals and death benefits	(1,498,069)	(1,442,542)	(13,190)	(5,353)	(84,319)	(18,191)
Net transfers between other subaccounts or fixed rate option	1,428,773	2,885,762	816,821	476,392	267,251	31,444
Withdrawal and other charges	(4,097,939)	(3,735,268)	(43,285)	(28,972)	(88,720)	(78,968)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,257,243	5,228,157	796,214	722,994	525,991	412,937

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,026,380	7,983,839	1,103,943	929,749	748,588	782,278

NET ASSETS
Beginning of period	27,126,610	19,142,771	2,335,456	1,405,707	3,628,115	2,845,837

End of period	$34,152,990	$27,126,610	$3,439,399	$2,335,456	$4,376,703	$3,628,115

Beginning units	23,360,351	18,726,405	1,883,994	1,295,499	6,019,470	5,247,137

Units issued	9,743,214	10,744,917	985,841	1,414,830	2,000,005	1,882,746
Units redeemed	(6,267,428)	(6,110,971)	(323,283)	(826,335)	(1,143,164)	(1,110,413)

Ending units	26,836,137	23,360,351	2,546,552	1,883,994	6,876,311	6,019,470

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)

Prudential SP Small Cap Value Portfolio		Goldman Sachs CORE Small Cap Equity Fund		AIM V.I. Utilities Series		AIM V.I. Technology Fund

01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
to	to	to	to	to	to	to	to
12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

$57,145	$(19,000)	$837	$(22)	$13,385	$71	$(1,005)	$(1,140)
2,748,572	5,327	190,488	82,674	0	0	0	0
524,336	238,624	50,402	21,060	1,510	18	29,400	2,074

(2,098,925)	3,579,336	(117,382)	154,377	32,408	1,185	(8,824)	58,817

1,231,128	3,804,287	124,345	258,089	47,303	1,274	19,571	59,751

8,418,966	7,104,585	322,549	232,294	4,652	4,939	0	33,995
(382,481)	(307,862)	(6,324)	(6,083)	0	0	0	0
144,653	17,399	0	0	0	0	0	0
(1,323,294)	(757,791)	(98,784)	0	(385)	0	(1,819)	(13,616)

1,189,455	2,173,337	121,084	168,667	558,443	2,595	(241,758)	304,994
(4,048,905)	(3,415,323)	(122,894)	(107,534)	(4,013)	(162)	(6,568)	(7,252)

3,998,394	4,814,345	215,631	287,344	558,697	7,372	(250,145)	318,121

5,229,522	8,618,632	339,976	545,433	606,000	8,646	(230,574)	377,872

23,917,285	15,298,653	2,077,400	1,531,967	11,506	2,860	776,166	398,294

$29,146,807	$23,917,285	$2,417,376	$2,077,400	$617,506	$11,506	$545,592	$776,166

16,697,840	12,811,700	1,418,263	1,214,180	15,378	4,714	2,810,465	5,303,394

7,972,358	7,920,865	322,559	305,975	726,591	10,911	981,902	2,441,437
(5,008,625)	(4,034,725)	(181,788)	(101,892)	(34,193)	(247)	(1,855,652)	(3,059,578)

19,661,573	16,697,840	1,559,034	1,418,263	707,776	15,378	1,936,715	4,685,253

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	Prudential SP Small Cap Growth Portfolio		Janus Aspen Mid Cap Growth Portfolio – Service Shares		Janus Aspen Balanced Portfolio – Service Shares

	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

OPERATIONS
Net investment income (loss)	$(12,367)	$(9,981)	$(6,140)	$(5,625)	$412,123	$382,215
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	39,628	40,073	658,492	83,677	77,385	84,196
Net change in unrealized gain (loss) on investments	121,345	(37,924)	(358,731)	462,252	1,080,265	828,602

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	148,606	(7,832)	293,621	540,304	1,569,773	1,295,013

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,723,207	1,736,509	16,785	112,940	54,990	5,511,367
Policy loans	(70,436)	(96,578)	(525)	(12,028)	0	0
Policy loan repayments and interest	36,704	3,060	450	102	0	0
Surrenders, withdrawals and death benefits	(170,676)	(266,029)	(2,112,882)	0	(16,574)	(8,143)
Net transfers between other subaccounts or fixed rate option	345,330	528,281	(252,893)	966,428	430,396	59,129
Withdrawal and other charges	(808,911)	(777,326)	(60,644)	(49,887)	(405,919)	(394,723)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,055,218	1,127,917	(2,409,709)	1,017,555	62,893	5,167,630

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,203,824	1,120,085	(2,116,088)	1,557,859	1,632,666	6,462,643

NET ASSETS
Beginning of period	4,314,053	3,193,968	3,480,341	1,922,482	21,139,136	14,676,493

End of period	$5,517,877	$4,314,053	$1,364,253	$3,480,341	$22,771,802	$21,139,136

Beginning units	4,798,680	3,542,398	6,517,859	4,328,842	19,744,023	14,816,060

Units issued	2,676,875	2,957,908	1,805,349	4,073,118	972,099	6,088,458
Units redeemed	(1,583,123)	(1,701,626)	(6,038,142)	(1,884,101)	(921,784)	(1,160,495)

Ending units	5,892,432	4,798,680	2,285,066	6,517,859	19,794,338	19,744,023

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)

Oppenheimer Aggressive Growth Fund/VA		Prudential SP PIMCO Total Return Portfolio		Prudential SP PIMCO High Yield Portfolio		Janus Aspen Large Cap Growth Portfolio – Service Shares

01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

$(2,392)	$(1,834)	$1,912,179	$612,716	$482,516	$426,382	$(1,973)	$(3,288)
0	0	711,958	626,208	92,983	62,163	0	0
21,650	19,539	17,101	234,189	44,961	267,891	25,747	21,655
137,730	144,785	(1,744,299)	347,512	(317,766)	(143,289)	43,172	49,916

156,988	162,490	896,939	1,820,625	302,694	613,147	66,946	68,283

268,026	217,929	7,718,287	7,783,050	2,028,448	1,671,345	627,229	723,428
0	0	(279,402)	(244,734)	(101,617)	(26,688)	(28,354)	(19,828)
0	0	44,517	20,301	40,993	1,137	4,158	2,151
(46,061)	(8,653)	(5,740,990)	(1,722,942)	(265,999)	(256,433)	(98,781)	(53,257)

3,240	80,830	3,886,075	1,859,796	1,237,465	(1,489,921)	72,276	141,992
(43,812)	(35,600)	(3,354,955)	(3,090,074)	(935,566)	(743,309)	(291,353)	(335,132)

181,393	254,506	2,273,532	4,605,397	2,003,724	(843,869)	285,175	459,354

338,381	416,996	3,170,471	6,426,022	2,306,418	(230,722)	352,121	527,637

1,009,674	592,678	40,504,375	34,078,353	6,390,339	6,621,061	1,577,174	1,049,537

$1,348,055	$1,009,674	$43,674,846	$40,504,375	$8,696,757	$6,390,339	$1,929,295	$1,577,174

1,730,227	1,210,560	30,947,725	27,143,918	4,685,253	5,303,394	1,780,789	1,231,779

516,579	754,030	10,945,720	12,906,784	2,824,752	2,441,437	904,341	1,215,200
(179,871)	(234,363)	(8,955,068)	(9,102,977)	(1,307,219)	(3,059,578)	(585,697)	(666,190)

2,066,935	1,730,227	32,938,377	30,947,725	6,202,786	4,685,253	2,099,433	1,780,789

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	Prudential SP Large Cap Value Portfolio		Prudential SP AIM Core Equity Portfolio		Prudential SP Strategic Partners Focused Growth Portfolio

	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

OPERATIONS
Net investment income (loss)	$42,628	$26,562	$14,648	$2,971	$(6,482)	$(4,266)
Capital gains distributions received	197,294	0	0	0	0	0
Realized gain (loss) on shares redeemed	270,973	79,890	34,979	32,031	25,681	38,430
Net change in unrealized gain (loss) on investments	84,576	925,271	72,892	110,124	343,928	123,281

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	595,471	1,031,723	122,519	145,126	363,127	157,445

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,255,986	2,506,442	813,119	679,961	842,843	698,312
Policy loans	(91,598)	(40,003)	(25,482)	(14,009)	(16,706)	(10,383)
Policy loan repayments and interest	19,432	2,612	2,334	1,090	732	9,347
Surrenders, withdrawals and death benefits	(662,781)	(281,344)	(148,672)	(152,007)	(66,970)	(558,119)
Net transfers between other subaccounts or fixed rate option	1,476,785	962,845	483,381	350,100	367,175	983,717
Withdrawal and other charges	(1,541,178)	(1,263,148)	(381,293)	(315,387)	(352,153)	(290,107)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,456,646	1,887,404	743,387	549,748	774,921	832,767

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,052,117	2,919,127	865,906	694,874	1,138,048	990,212

NET ASSETS
Beginning of period	7,636,935	4,717,808	2,044,378	1,349,504	1,848,179	857,967

End of period	$10,689,052	$7,636,935	$2,910,284	$2,044,378	$2,986,227	$1,848,179

Beginning units	6,476,373	4,701,667	1,960,344	1,406,463	1,917,342	988,084

Units issued	4,332,807	3,511,592	1,309,596	1,104,372	1,250,731	2,006,824
Units redeemed	(2,340,903)	(1,736,886)	(598,058)	(550,491)	(512,372)	(1,077,566)

Ending units	8,468,277	6,476,373	2,671,882	1,960,344	2,655,701	1,917,342

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)

Prudential SP Mid Cap Growth Portfolio		SP Prudential U.S. Emerging Growth Portfolio		Prudential SP Conservative Asset Allocation Portfolio		Prudential SP Balanced Asset Allocation Portfolio

01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

$(29,529)	$(16,420)	$(34,771)	$(20,589)	$63,866	$44,849	$145,853	$71,678
0	0	1,640,413	1,697	205,698	11,894	745,238	10,264
217,127	60,317	149,335	84,507	59,456	83,254	300,217	126,280

980,076	1,119,627	820,518	1,444,743	51,539	293,520	668,310	1,591,509

1,167,674	1,163,524	2,575,495	1,510,358	380,559	433,517	1,859,618	1,799,731

4,217,570	2,591,727	4,684,108	3,283,109	2,349,658	2,276,845	10,932,248	7,184,677
(273,857)	(219,852)	(237,359)	(136,092)	(54,148)	(46,924)	(404,628)	(143,155)
106,981	11,568	81,354	9,039	3,079	2,659	82,865	61,403
(588,860)	(351,418)	(516,632)	(280,930)	(259,828)	(67,371)	(641,787)	(472,809)

3,849,871	902,849	3,070,825	1,190,667	762,463	189,561	3,517,442	3,977,222
(2,036,195)	(1,197,622)	(2,306,818)	(1,586,931)	(1,280,628)	(1,091,293)	(5,531,038)	(3,697,101)

5,275,510	1,737,252	4,775,478	2,478,862	1,520,596	1,263,477	7,955,102	6,910,237

6,443,184	2,900,776	7,350,973	3,989,220	1,901,155	1,696,994	9,814,720	8,709,968

7,708,810	4,808,034	9,345,962	5,356,742	5,712,698	4,015,704	20,301,420	11,591,452

$14,151,994	$7,708,810	$16,696,935	$9,345,962	$7,613,853	$5,712,698	$30,116,140	$20,301,420

9,615,603	7,313,453	8,887,756	6,237,644	4,690,269	3,679,781	17,278,574	10,903,580

11,374,699	5,176,974	7,869,603	5,132,729	2,555,072	2,662,122	13,183,602	10,685,224
(4,468,666)	(2,874,824)	(3,337,808)	(2,482,617)	(1,455,825)	(1,651,634)	(6,461,409)	(4,310,230)

16,521,636	9,615,603	13,419,551	8,887,756	5,789,516	4,690,269	24,000,767	17,278,574

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	Prudential SP Growth Asset		Prudential SP Aggressive Growth		Janus Aspen International Growth
	Allocation Portfolio		Asset Allocation Portfolio		Portfolio – Service Shares

	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
	to	to	to	to	to	to
	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

OPERATIONS
Net investment income (loss)	$109,656	$20,817	$(11,719)	$(11,348)	$49,795	$32,266
Capital gains distributions received	1,134,575	0	351,101	0	0	0
Realized gain (loss) on shares redeemed	362,929	190,820	142,706	91,886	775,362	67,240
Net change in unrealized gain (loss) on investments	1,783,162	2,494,549	728,747	756,976	827,262	706,737

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,390,322	2,706,186	1,210,835	837,514	1,652,419	806,243

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,328,984	13,153,075	6,961,804	4,060,086	140,436	175,810
Policy loans	(586,364)	(262,187)	(210,694)	(118,273)	0	0
Policy loan repayments and interest	98,841	317,627	234,879	23,121	0	0
Surrenders, withdrawals and death benefits	(825,291)	(695,846)	(194,460)	(149,204)	(2,312,700)	(17,880)
Net transfers between other subaccounts or fixed rate option	4,473,354	5,794,931	1,474,269	2,383,442	963,902	845,267
Withdrawal and other charges	(9,405,761)	(6,088,357)	(3,212,935)	(1,871,493)	(124,997)	(90,023)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	13,083,763	12,219,243	5,052,863	4,327,679	(1,333,359)	913,174

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,474,085	14,925,429	6,263,698	5,165,193	319,060	1,719,417

NET ASSETS
Beginning of period	27,302,555	12,377,126	7,825,594	2,660,401	5,296,681	3,577,264

End of period	$43,776,640	$27,302,555	$14,089,292	$7,825,594	$5,615,741	$5,296,681

Beginning units	23,745,682	12,142,071	7,027,569	2,742,190	6,570,749	5,256,663

Units issued	21,184,897	18,868,410	7,965,650	6,720,540	1,925,804	2,569,468
Units redeemed	(9,994,113)	(7,264,799)	(3,620,842)	(2,435,161)	(3,205,722)	(1,255,382)

Ending units	34,936,466	23,745,682	11,372,377	7,027,569	5,290,831	6,570,749

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)

Prudential SP William Blair		Prudential SP LSV International Value		M Financial Turner Core Growth		M Financial Frontier Capital Appreciation
International Growth Portfolio		Portfolio		Fund		Fund

01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
to	to	to	to	to	to	to	to
12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

$13,716	$(3,923)	$15,310	$14,688	$2,432	$536	$0	$0
223,428	0	942,415	0	0	0	42,321	0
99,293	75,203	334,611	104,724	3,084	191	3,885	(363)

619,684	508,522	228,626	1,202,067	61,091	18,668	14,334	25,200

956,121	579,802	1,520,962	1,321,479	66,607	19,395	60,540	24,837

2,108,584	1,622,482	3,209,318	3,052,884	21,756	2,298	39,055	66,163
(81,781)	(36,517)	(265,644)	(170,252)	0	0	0	0
53,571	4,081	134,342	11,806	0	0	0	0

(120,784)	(154,176)	(647,986)	(551,817)	(4,762)	0	(4,910)	0

856,958	1,162,461	874,619	916,407	342,967	240,053	163,230	293,937
(997,988)	(705,518)	(1,667,361)	(1,554,124)	(34,888)	(42,426)	(47,846)	(37,343)

1,818,560	1,892,813	1,637,288	1,704,904	325,073	199,925	149,529	322,757

2,774,681	2,472,615	3,158,250	3,026,383	391,680	219,320	210,069	347,594

4,482,701	2,010,086	10,125,377	7,098,994	219,320	0	347,594	0

$7,257,382	$4,482,701	$13,283,627	$10,125,377	$611,000	$219,320	$557,663	$347,594

3,916,946	2,080,136	9,887,155	8,028,512	19,061	0	30,761	0

2,830,959	3,035,838	4,843,260	4,598,408	30,833	23,105	20,479	34,965
(1,311,793)	(1,199,028)	(3,429,265)	(2,739,765)	(3,279)	(4,044)	(8,373)	(4,204)

5,436,112	3,916,946	11,301,150	9,887,155	46,615	19,061	42,867	30,761

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	M Financial Brandes International Equity Fund		M Financial Business Opportunity Value Fund		ProFund VP Asia 30 Fund

	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
	to	to	to	to	to	to
	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

OPERATIONS
Net investment income (loss)	$14,716	$6,671	$1,689	$1,187	$48	$(11)
Capital gains distributions received	56,675	31,361	22,098	1,421	0	0
Realized gain (loss) on shares redeemed	4,887	998	4,076	439	501	(1,045)
Net change in unrealized gain (loss) on investments	28,424	50,487	(8,181)	22,168	16	(627)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	104,702	89,517	19,682	25,215	565	(1,683)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	63,946	128,535	51,612	98,693	113	(1)
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(4,974)	0	(4,848)	0	0	(141)
Net transfers between other subaccounts or fixed rate option	358,367	491,977	22,921	129,276	507	(8,533)
Withdrawal and other charges	(72,190)	(58,881)	(38,427)	(24,901)	(870)	(222)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	345,149	561,631	31,258	203,068	(250)	(8,897)

TOTAL INCREASE (DECREASE) IN NET ASSETS	449,851	651,148	50,940	228,283	315	(10,580)

NET ASSETS
Beginning of period	651,148	0	228,283	0	0	10,580

End of period	$1,100,999	$651,148	$279,223	$228,283	$315	$0

Beginning units	50,060	0	17,865	0	0	6,272

Units issued	32,341	55,136	5,756	20,233	104,007	22,266
Units redeemed	(5,834)	(5,076)	(3,352)	(2,368)	(103,849)	(28,538)

Ending units	76,567	50,060	20,269	17,865	158	0

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)

ProFund VP Banks Fund		ProFund VP Basic Materials Fund		ProFund VP Bear Fund		ProFund VP Biotechnology Fund

01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

$(3)	$(1)	$(92)	$(4)	$(43)	$(474)	$(46)	$(2)
0	0	3	17	0	0	1,408	0
(551)	(184)	(1,094)	(713)	1,132	16,057	3,356	(1,044)
0	0	2,144	40	(4)	0	(355)	98

(554)	(185)	961	(660)	1,085	15,583	4,363	(948)

0	(3)	112	(3)	0	(46)	8,507	(1)
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	(1)	0	0	0

555	188	637,459	1,592	9,700	(13,691)	205	8,015
0	0	(2,022)	(380)	(1,811)	(1,861)	(2,463)	(109)

555	185	635,549	1,209	7,888	(15,598)	6,249	7,905

1	0	636,510	549	8,973	(15)	10,612	6,957

0	0	553	4	1	16	6,958	1

$1	$0	$637,063	$553	$8,974	$1	$17,570	$6,958

0	0	371	3	1	21	4,672	1

196,754	18,830	1,039,174	257,208	925,225	9,422,433	152,159	54,240
(196,753)	(18,830)	(621,319)	(256,840)	(911,803)	(9,422,453)	(146,914)	(49,569)

1	0	418,226	371	13,423	1	9,917	4,672

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	ProFund VP UltraBull Fund		ProFund VP Consumer Services Fund		ProFund VP Consumer Goods Fund

	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

OPERATIONS
Net investment income (loss)	$(123)	$(275)	$(42)	$(2)	$(42)	$(8)
Capital gains distributions received	3	7,701	0	0	0	0
Realized gain (loss) on shares redeemed	20,163	(10,515)	5,852	(10)	5,518	(294)
Net change in unrealized gain (loss) on investments	(491)	490	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,552	(2,599)	5,810	(12)	5,476	(302)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	(341)	0	(2)	60	13
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(10,593)	0	(1)	0	0	0
Net transfers between other subaccounts or fixed rate option	(183,103)	156,482	(5,408)	78	(5,070)	819
Withdrawal and other charges	(1,361)	(5,128)	(395)	(66)	(439)	(530)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(195,057)	151,013	(5,804)	10	(5,449)	302

TOTAL INCREASE (DECREASE) IN NET ASSETS	(175,505)	148,414	6	(2)	27	0

NET ASSETS
Beginning of period	175,518	27,104	0	2	0	0

End of period	$13	$175,518	$6	$0	$27	$0

Beginning units	102,473	18,497	0	2	0	0

Units issued	4,271,275	7,883,346	460,205	30,434	418,232	68,236
Units redeemed	(4,373,741)	(7,799,370)	(460,200)	(30,436)	(418,210)	(68,236)

Ending units	7	102,473	5	0	22	0

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)

ProFund VP Oil & Gas Fund		ProFund VP Europe 30 Fund		ProFund VP Financials Fund		ProFund VP Health Care Fund

01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

$(73)	$(41)	$(23)	$(13)	$111	$(4)	$(108)	$(28)
395	0	6,316	71	0	0	0	0
11,122	3,068	(7,551)	4,457	6,747	371	3,112	41
0	0	(586)	(1,580)	(3,897)	247	(18)	(363)

11,444	3,027	(1,844)	2,935	2,961	614	2,986	(350)

0	1	1,738	(1)	22,499	0	14,104	2,969
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
(1)	0	0	(96)	0	0	0	(121)

(8,767)	(1,903)	26,276	(44,037)	630,096	18,218	(10,736)	(1,346)
(2,673)	(1,124)	(6,633)	(556)	(4,846)	(293)	(2,579)	(370)

(11,441)	(3,026)	21,381	(44,690)	647,749	17,925	789	1,132

3	1	19,537	(41,755)	650,710	18,539	3,775	782

1	0	9,631	51,386	18,539	0	21,241	20,459

$4	$1	$29,168	$9,631	$669,249	$18,539	$25,016	$21,241

1	0	6,144	37,381	13,491	0	18,154	17,855

1,015,115	784,056	1,173,253	73,078	1,114,008	39,950	781,541	104,372
(1,015,114)	(784,055)	(1,162,140)	(104,315)	(657,956)	(26,459)	(779,478)	(104,073)

2	1	17,257	6,144	469,543	13,491	20,217	18,154

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	ProFund VP Industrials Fund		ProFund VP Internet Fund		ProFund VP Japan Fund

	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

OPERATIONS
Net investment income (loss)	$(1)	$(2)	(8)	$(2)	$(40)	$(24)
Capital gains distributions received	0	0	0	0	0	689
Realized gain (loss) on shares redeemed	(688)	(180)	462	(281)	4,377	(1,319)
Net change in unrealized gain (loss) on investments	0	0	(223)	258	2,607	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(689)	(182)	231	(25)	6,944	(654)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1	0	1	1	0	2,613
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	(80)	(177)
Net transfers between other subaccounts or fixed rate option	689	208	(6,882)	9,639	61,993	(1,651)
Withdrawal and other charges	0	(26)	(209)	(27)	(3,043)	(131)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	690	182	(7,090)	9,613	58,870	654

TOTAL INCREASE (DECREASE) IN NET ASSETS	1	0	(6,859)	9,588	65,814	0

NET ASSETS
Beginning of period	0	0	9,588	0	0	0

End of period	$1	$0	2,729	$9,588	$65,814	$0

Beginning units	0	0	5,520	0	0	0

Units issued	113,623	28,855	114,563	11,656	220,235	47,371
Units redeemed	(113,622)	(28,855)	(118,617)	(6,136)	(188,959)	(47,371)

Ending units	1	0	1,466	5,520	31,276	0

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)

ProFund VP Mid-Cap Growth Fund		ProFund VP Mid-Cap Value Fund		ProFund VP Money Market Fund		ProFund VP OTC Fund

01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004

$(41)	$(45)	$(79)	$(51)	$25,907	$(2,743)	$(55)	$(120)
289	563	1,832	673	0	0	567	553
458	(1,484)	906	2,309	0	0	(13)	17,660
(1,833)	1,752	(794)	(842)	0	0	1,067	474

(1,127)	786	1,865	2,089	25,907	(2,743)	1,566	18,567

248	(1)	0	1,749	442,661	445,514	52,391	996
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
(10,662)	(1,232)	(15,110)	(1,700)	(44)	(218,639)	0	0

(7,198)	20,152	1,508	385	(125,306)	(328,685)	0	(1,400)
(2,381)	(1,466)	(5,288)	(1,835)	(125,164)	(81,493)	0	(1,019)

(19,993)	17,453	(18,890)	(1,401)	192,147	(183,303)	52,391	(1,423)

(21,120)	18,239	(17,025)	688	218,054	(186,046)	53,957	17,144

30,382	12,143	37,018	36,330	1,277,759	1,463,805	17,145	1

$9,262	$30,382	$19,993	$37,018	$1,495,813	$1,277,759	$71,102	$17,145

22,015	9,750	23,637	26,832	1,282,994	1,466,445	11,256	1

329,402	85,979	357,569	49,386	27,673,571	33,034,101	490,051	667,666
(345,368)	(73,714)	(369,449)	(52,581)	(27,477,276)	(33,217,552)	(454,596)	(656,411)

6,049	22,015	11,757	23,637	1,479,289	1,282,994	46,711	11,256

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	ProFund VP Pharmaceuticals Fund		ProFund VP Precious Metals Fund		ProFund VP Real Estate Fund

	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
	to	to	to	to	to	to
	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

OPERATIONS
Net investment income (loss)	$(11)	$(1)	$(52)	$(44)	$1,828	$1,674
Capital gains distributions received	0	0	0	0	0	214
Realized gain (loss) on shares redeemed	205	(541)	6,837	(22,560)	(2,120)	3,912
Net change in unrealized gain (loss) on investments	3	0	(556)	103	(1,071)	(125)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	197	(542)	6,229	(22,501)	(1,363)	5,675

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	111	1	0	0	11,610	2,740
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(28,416)	0	0	(68)
Net transfers between other subaccounts or fixed rate option	(102)	561	69,580	(1,442)	6,038	(115,709)
Withdrawal and other charges	(150)	(20)	(2,481)	(650)	(4,509)	(1,066)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(141)	542	38,683	(2,092)	13,139	(114,103)

TOTAL INCREASE (DECREASE) IN NET ASSETS	56	0	44,912	(24,593)	11,776	(108,428)

NET ASSETS
Beginning of period	0	0	0	24,593	18,903	127,331

End of period	$56	$0	$44,912	$0	$30,679	$18,903

Beginning units	0	0	0	15,380	11,522	98,485

Units issued	384,955	42,388	670,435	1,330,845	1,657,044	2,830,329
Units redeemed	(384,892)	(42,388)	(645,624)	(1,346,225)	(1,651,004)	(2,917,292)

Ending units	63	0	24,811	0	17,562	11,522

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)

ProFund VP Rising Fund Rates Opportunity		ProFund VP Semiconductor Fund		ProFund VP Short OTC Fund		ProFund VP Short Small-Cap Fund

01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
to	to	to	to	to	to	to	to
12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

$(48)	$(957)	$(6)	$(6)	$(2,365)	$(1,414)	$(23)	$(122)
0	0	0	0	0	0	0	0
(5,581)	104,589	1,048	232	(120,409)	(83,128)	3,105	16,208
748	(922)	0	(533)	218,177	(210,202)	457	0

(4,881)	102,710	1,042	(307)	95,403	(294,744)	3,539	16,086

17	5,148	2	0	0	(468)	0	9
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
(9,215)	(385)	0	0	(50,784)	(11,482)	(1,069)	0

(3,433)	(92,867)	(928)	(24,345)	(1,144,950)	149,791	160,046	46,002
(2,754)	(6,165)	(115)	(177)	(18,514)	(4,353)	(189)	(1,033)

(15,385)	(94,269)	(1,041)	(24,522)	(1,214,248)	133,488	158,788	44,978

(20,266)	8,441	1	(24,829)	(1,118,845)	(161,256)	162,327	61,064

21,931	13,490	0	24,829	1,136,446	1,297,702	61,065	1

$1,665	$21,931	$1	$0	$17,601	$1,136,446	$223,392	$61,065

27,603	15,090	0	15,419	2,024,127	2,049,661	96,846	1

673,382	11,911,434	29,811	37,994	1,088,651	9,486,823	1,140,692	7,900,503
(698,704)	(11,898,921)	(29,810)	(53,413)	(3,081,602)	(9,512,357)	(871,681)	(7,803,658)

2,281	27,603	1	0	31,176	2,024,127	365,857	96,846

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	ProFund VP Small-Cap Fund		ProFund VP Small Cap-Growth Fund		ProFund VP Small-Cap Value Fund

	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
	to	to	to	to	to	to
	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

OPERATIONS
Net investment income (loss)	$(27)	$(11)	$(25)	$(42)	$(19)	$(42)
Capital gains distributions received	0	131	0	701	59	426
Realized gain (loss) on shares redeemed	2,017	(36)	(208)	(677)	598	(167)
Net change in unrealized gain (loss) on investments	(145)	145	(709)	524	(1,199)	549

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,845	229	(942)	506	(561)	766

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9	(5)	572	1,865	1,259	1,071
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	(68)	(8,527)	(983)	(11,628)	(1,419)
Net transfers between other subaccounts or fixed rate option	2,470	5,480	(6,134)	13,889	(1,847)	1,600
Withdrawal and other charges	(9,444)	(507)	(2,001)	(1,163)	(658)	(1,203)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,965)	4,900	(16,090)	13,608	(12,874)	49

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,120)	5,129	(17,032)	14,114	(13,435)	815

NET ASSETS
Beginning of period	5,129	0	23,340	9,226	13,436	12,621

End of period	$9	$5,129	$6,308	$23,340	$1	$13,436

Beginning units	3,132	0	14,878	7,028	8,393	9,447

Units issued	111,426	42,260	81,102	75,173	83,300	30,582
Units redeemed	(114,553)	(39,128)	(92,232)	(67,323)	(91,692)	(31,636)

Ending units	5	3,132	3,748	14,878	1	8,393

The accompanying notes are an integral part of these financial statements.

A39

SUBACCOUNTS (Continued)

ProFund VP Technology Fund		ProFund VP Telecommunications Fund		ProFund VP U.S. Government Plus Fund		ProFund VP UltraMid-Cap Fund

01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
to	to	to	to	to	to	to	to
12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

$7	$(9)	$2,663	$80	$367	$425	$(118)	$(182)
88	0	4,079	299	0	0	1,262	3,766
506	(1,609)	(4,388)	(322)	7,308	(9,709)	29,506	(7,518)
(84)	(176)	79	(82)	(401)	8,283	(771)	286

517	(1,794)	2,433	(25)	7,274	(1,001)	29,879	(3,648)

113	1	113	0	511	5,623	0	(627)
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	(52)	0	0	0	0	0	0

1,818	(10,488)	(12,287)	10,272	27,029	26,494	(48,397)	18,065
(106)	(88)	(179)	(271)	(2,288)	(5,451)	(1,626)	(2,293)

1,825	(10,627)	(12,353)	10,001	25,252	26,666	(50,023)	15,145

2,342	(12,421)	(9,920)	9,976	32,526	25,665	(20,144)	11,497

0	12,421	9,976	0	112,660	86,995	22,753	11,256

$2,342	$0	$56	$9,976	$145,186	$112,660	$2,609	$22,753

0	8,766	8,591	0	102,264	85,207	10,872	6,851

147,131	47,928	346,143	60,023	577,716	1,304,148	1,896,256	4,929,417
(145,483)	(56,694)	(354,682)	(51,432)	(558,783)	(1,287,091)	(1,906,068)	(4,925,396)

1,648	0	52	8,591	121,197	102,264	1,060	10,872

The accompanying notes are an integral part of these financial statements.

A40

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

	ProFund VP UltraOTC Fund		ProFund VP Ultra Small- Cap Fund		ProFund VP Bull Fund

	01/01/2005	01/01/2004	01/01/2005	01/01/2004	01/01/2005	01/01/2004
	to	to	to	to	to	to
	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004

OPERATIONS
Net investment income (loss)	$(62)	$(295)	$(111)	$(234)	$(99)	$(147)
Capital gains distributions received	3,374	4,950	4	12,426	0	612
Realized gain (loss) on shares redeemed	(6,158)	(108,896)	27,815	(32,243)	7,108	4,597
Net change in unrealized gain (loss) on investments	(443)	226	(434)	(6,163)	(903)	598

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,289)	(104,015)	27,274	(26,214)	6,106	5,660

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	(1,417)	0	(858)	670	49
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(24,383)	0	(5,835)	0	(10,387)	(1,260)
Net transfers between other subaccounts or fixed rate option	(77,892)	222,282	(44,339)	(66,123)	67,010	16,747
Withdrawal and other charges	(180)	(1,337)	(219)	(2,451)	(12,452)	(2,414)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(102,455)	219,528	(50,393)	(69,432)	44,841	13,122

TOTAL INCREASE (DECREASE) IN NET ASSETS	(105,744)	115,513	(23,119)	(95,646)	50,947	18,782

NET ASSETS
Beginning of period	173,857	58,344	23,128	118,774	31,265	12,483

End of period	$68,113	$173,857	$9	$23,128	$82,212	$31,265

Beginning units	83,146	31,760	9,010	60,497	23,562	10,212

Units issued	2,159,414	6,687,341	1,990,129	5,023,331	1,110,471	738,028
Units redeemed	(2,208,629)	(6,635,955)	(1,999,135)	(5,074,818)	(1,073,574)	(724,678)

Ending units	33,931	83,146	4	9,010	60,459	23,562

**	Date subaccounts became available for investment

The accompanying notes are an integral part of these financial statements.

A41

SUBACCOUNTS (Continued)

ProFund VP Utilities Fund		AST Cohen & Steers Real Estate Portfolio	AST Global Allocation Portfolio	AST DeAm Large- Cap Value Portfolio	AST DeAm Small- Cap Growth Portfolio	AST DeAm Small- Cap Value Portfolio	AST Federated Aggressive Growth Portfolio

01/01/2005	01/01/2004	10/17/2005 **	10/17/2005 **	10/17/2005 **	10/17/2005 **	10/17/2005 **	10/17/2005 **
to	to	to	to	to	to	to	to
12/31/2005	12/31/2004	12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005

$9	$407	$(1)	$0	$0	$0	$0	$0
124	976	0	0	0	0	0	0
11,389	3,063	2	0	0	0	0	0
(2)	(220)	15	7	(30)	(55)	(10)	13

11,520	4,226	16	7	(30)	(55)	(10)	13

113	996	194	187	615	19	116	89
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	(68)	0	0	0	0	0	0

(10,198)	(14,738)	13,382	2,792	5,725	5,947	882	1,770
(1,142)	(669)	(228)	(98)	(227)	(40)	(146)	(68)

(11,227)	(14,479)	13,348	2,881	6,113	5,926	852	1,791

293	(10,253)	13,364	2,888	6,083	5,871	842	1,804

15	10,268	0	0	0	0	0	0

$308	$15	$13,364	$2,888	$6,083	$5,871	$842	$1,804

10	8,146	0	0	0	0	0	0

1,634,040	989,209	1,252	285	589	550	95	169
(1,633,871)	(997,345)	(24)	(9)	(21)	(3)	(14)	(6)

179	10	1,228	276	568	547	81	163

The accompanying notes are an integral part of these financial statements.

A42

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS

		AST Goldman Sachs Mid-Cap Growth Portfolio			AST Neuberger & Berman Mid-Cap Growth Portfolio
	AST Small Cap Value Portfolio		AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio

	10/17/2005**	10/17/2005**	10/17/2005**	10/17/2005**	10/17/2005**
	to	to	to	to	to
	12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005

OPERATIONS
Net investment income (loss)	$(1)	$0	$0	$0	$0
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	(1)	0	1	0
Net change in unrealized gain (loss) on investments	(265)	(88)	(36)	(11)	(27)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(266)	(89)	(36)	(10)	(27)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,030	2,107	264	522	324
Policy loans	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	0
Net transfers between other subaccounts or fixed rate option	26,695	7,232	5,226	2,262	3,500
Withdrawal and other charges	(289)	(279)	(122)	(215)	(118)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	27,436	9,060	5,368	2,569	3,706

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,170	8,971	5,332	2,559	3,679

NET ASSETS
Beginning of period	0	0	0	0	0

End of period	$27,170	$8,971	$5,332	$2,559	$3,679

Beginning units	0	0	0	0	0

Units issued	2,586	874	508	262	347
Units redeemed	(27)	(27)	(12)	(20)	(11)

Ending units	2,559	847	496	242	336

**	Date subaccounts became available for investment

The accompanying notes are an integral part of these financial statements.

A43

SUBACCOUNTS (Continued)

AST PIMCO Limited	AST T. Rowe Price	AST MFS	AST JP Morgan
Maturity Bond	Natural Resources	Global Equity	International Equity	AST T. Rowe Price
Portfolio	Portfolio	Portfolio	Portfolio	Global Bond Portfolio

10/17/2005**	10/17/2005**	10/17/2005**	10/17/2005**	10/17/2005**
to	to	to	to	to
12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005

$0	$(10)	$0	$(3)	$(1)
0	0	0	0	0
0	5	1	4	1
1	1,817	19	657	85

1	1,812	20	658	85

116	14,802	52	2,462	1,027
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0

826	129,499	1,456	40,080	15,994
(28)	(2,799)	(121)	(817)	(476)

914	141,502	1,387	41,725	16,545

915	143,314	1,407	42,383	16,630

0	0	0	0	0

$915	$143,314	$1,407	$42,383	$16,630

0	0	0	0	0

94	13,221	145	4,075	1,720
(3)	(255)	(11)	(78)	(48)

91	12,966	134	3,997	1,672

The accompanying notes are an integral part of these financial statements.

A44

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
December 31, 2005

Note 1:	General

The Pruco Life Variable Universal Account (the “Account”) was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company (“Pruco Life”) which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Pruselect I, Pruselect II, Pruselect III, Survivorship Variable Universal Life (“SVUL”), PruLife Custom Premier (“VULII”), PruLife Advisor Select (“PROSEL”), MPremier VUL (“MPVUL”) and PruLife Custom Premier II (“ENVUL”) contracts are invested in the Account

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are one hundred and four subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc., American Skandia Trust (collectively, the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract. Options available which invest in a corresponding portfolio of the Series Funds are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP T.Rowe Price Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small Cap Value Portfolio, Prudential SP Small Cap Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP William Blair International Growth Portfolio, Prudential SP LSV International Value Portfolio, AST Cohen & Steers Real Estate Portfolio, AST Global Allocation Portfolio, AST DeAm Large-Cap Value Portfolio, AST DeAm Small-Cap Growth Portfolio, AST DeAm Small-Cap Value Portfolio, AST Federated Aggressive Growth Portfolio, AST Small Cap Value Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Marsico Capital Growth, AST MFS Growth Portfolio, AST Neuberger & Berman Mid-Cap Growth Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST MFS Global Equity Portfolio, AST JP Morgan International Equity Portfolio and AST T. Rowe Price Global Bond Portfolio. Options available which invest in a corresponding portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, AIM V.I. Premier Equity Fund, Janus Aspen Large Cap Growth Portfolio — Institutional Shares, MFS Emerging Growth Series, American Century VP Value Fund, Franklin Small-Mid Cap Growth Securities Fund, American Century VP Income & Growth Fund, Dreyfus Variable Investment MidCap Stock Portfolio, Dreyfus Variable Investment Developing Leaders Portfolio, Goldman Sachs CORE Small Cap Equity Fund, AIM V.I. Utilities Series, AIM V.I. Technology Fund, Janus Aspen Mid Cap Growth Portfolio — Service Shares, Janus Aspen Balanced Portfolio — Service Shares, Oppenheimer Aggressive Growth Fund/VA, Janus Aspen Large Cap Growth Portfolio — Service Shares, Janus Aspen International Growth Portfolio — Service Shares, M Financial Turner Core Growth Fund, M Financial Frontier Capital Appreciation Fund, M Financial Brandes International Equity Fund, M Financial Business Opportunity Value Fund, ProFund VP Asia 30 Fund, ProFund VP Banks Fund, ProFund VP Basic Materials

A45

Note 1:	General (continued)

Fund, ProFund VP Bear Fund, ProFund VP Biotechnology Fund, ProFund VP UltraBull Fund, ProFund VP Consumer Services Fund, ProFund VP Consumer Goods Fund, ProFund VP Oil & Gas Fund, ProFund VP Europe 30 Fund, ProFund VP Financials Fund, ProFund VP Health Care Fund, ProFund VP Industrials Fund, ProFund VP Internet Fund, ProFund VP Japan Fund, ProFund VP Mid-Cap Growth Fund, ProFund VP Mid-Cap Value Fund, ProFund VP Money Market Fund, ProFund VP OTC Fund, ProFund VP Pharmaceuticals Fund, ProFund VP Precious Metals Fund, ProFund VP Real Estate Fund, ProFund VP Rising Rates Opportunity Fund, ProFund VP Semiconductor Fund, ProFund VP Short OTC Fund, ProFund VP Short Small-Cap Fund, ProFund VP Small-Cap Fund, ProFund VP Small-Cap Growth Fund, ProFund VP Small-Cap Value Fund, ProFund VP Technology Fund, ProFund VP Telecommunications Fund, ProFund VP U.S. Government Plus Fund, ProFund VP UltraMid-Cap Fund, ProFund VP UltraOTC Fund, ProFund VP UltraSmall-Cap Fund, ProFund VP Bull Fund and ProFund VP Utilities Fund.

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

The Zero Coupon Bond 2005 Portfolio was liquidated on November 15, 2005 and is no longer available to contract owners.

On April 29, 2005, the following funds were merged into an existing fund. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in the year 2005 as a transfer in.

Retired Portfolios	Existing Portfolios	Assets Moved

Prudential SP Technology Portfolio	SP Prudential U.S Emerging Growth Portfolio	$2,193,320
Prudential SP MFS Capital Opportunities Portfolio	Prudential Equity Portfolio	$2,762,341
Prudential SP AIM Aggressive Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	$3,530,985

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments — The investments in shares of the portfolios are stated at the net asset values of the respective portfolios, whose investment securities are stated at value.

Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

A46

Note 4:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2005 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$72,594,432	$(52,847,085)
Prudential Diversified Bond Portfolio	$14,130,124	$(16,727,463)
Prudential Equity Portfolio	$18,381,288	$(12,458,175)
Prudential Flexible Managed Portfolio	$793,100	$(485,444)
Prudential Conservative Balanced Portfolio	$8,785,139	$(19,947,649)
Prudential High Yield Bond Portfolio	$2,572,055	$(1,902,335)
Prudential Stock Index Portfolio	$31,290,733	$(33,568,542)
Prudential Value Portfolio	$3,262,693	$(5,473,245)
Prudential Natural Resources Portfolio	$510,023	$(629,665)
Prudential Global Portfolio	$3,497,754	$(3,110,620)
Prudential Government Income Portfolio	$321,163	$(9,474,413)
Prudential Jennison Portfolio	$8,487,253	$(4,439,216)
Prudential Small Capitalization Stock Portfolio	$589,032	$(519,956)
T. Rowe Price International Stock Portfolio	$1,444,050	$(906,416)
AIM V.I. Premier Equity Fund	$654,147	$(747,782)
Janus Aspen Large Cap Growth Portfolio – Institutional Shares	$1,027,465	$(1,464,844)
MFS Emerging Growth Series	$512,436	$(1,444,466)
American Century VP Value Fund	$2,566,312	$(1,488,345)
Franklin Small-Mid Cap Growth Securities Fund	$1,583,251	$(4,081,099)
American Century VP Income & Growth Fund	$737,236	$(2,702,194)
Prudential SP T. Rowe Price Large Cap Growth Portfolio	$2,970,817	$(3,411,308)
Prudential SP Davis Value Portfolio	$8,187,704	$(4,010,104)
Dreyfus Variable Investment MidCap Stock Portfolio	$1,184,939	$(394,549)
Dreyfus Variable Investment Developing Leaders Portfolio	$1,160,500	$(642,261)
Prudential SP Small Cap Value Portfolio	$7,157,013	$(3,226,406)
Goldman Sachs CORE Small Cap Equity Fund	$477,217	$(265,893)
AIM V.I. Utilities Series	$586,191	$(28,124)
AIM V.I. Technology Fund	$243,190	$(494,341)
Prudential SP Small Cap Growth Portfolio	$1,719,395	$(676,544)
Janus Aspen Mid Cap Growth Portfolio — Service Shares	$986,694	$(3,402,542)
Janus Aspen Balanced Portfolio — Service Shares	$1,024,938	$(1,005,009)
Oppenheimer Aggressive Growth Fund/VA	$289,464	$(110,462)
Prudential SP PIMCO Total Return Portfolio	$11,417,749	$(9,249,527)
Prudential SP PIMCO High Yield Portfolio	$2,995,498	$(1,012,289)
Janus Aspen Large Cap Growth Portfolio — Service Shares	$529,627	$(248,623)
Prudential SP Large Cap Value Portfolio	$4,101,260	$(1,668,003)
Prudential SP AIM Core Equity Portfolio	$1,066,321	$(329,986)
Prudential SP Strategic Partners Focused Growth Portfolio	$999,707	$(231,268)
Prudential SP Mid Cap Growth Portfolio	$6,934,682	$(1,688,702)
SP Prudential U.S. Emerging Growth Portfolio	$6,130,989	$(1,390,298)
Prudential SP Conservative Asset Allocation Portfolio	$2,288,426	$(788,124)
Prudential SP Balanced Asset Allocation Portfolio	$10,978,480	$(3,087,292)
Prudential SP Growth Asset Allocation Portfolio	$16,413,555	$(3,416,989)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$6,761,849	$(1,736,291)
Janus Aspen International Growth Portfolio — Service Shares	$1,631,265	$(2,976,161)
Prudential SP William Blair International Growth Portfolio	$2,513,431	$(711,366)
Prudential SP LSV International Value Portfolio	$3,861,101	$(2,253,571)
M Financial Turner Core Growth Fund	$358,811	$(33,738)
M Financial Frontier Capital Appreciation Fund	$241,484	$(91,955)
M Financial Brandes International Equity Fund	$416,633	$(71,484)
M Financial Business Opportunity Value Fund	$77,951	$(46,692)
ProFund VP Asia 30 Fund	$194,936	$(195,200)
ProFund VP Banks Fund	$255,444	$(254,892)
ProFund VP Basic Materials Fund	$1,524,601	$(889,144)
ProFund VP Bear Fund	$621,097	$(613,252)
ProFund VP Biotechnology Fund	$251,798	$(245,595)

A47

Note 4:	Purchases and Sales of Investments (continued)

	Purchases	Sales

ProFund VP UltraBull Fund	$6,792,829	$(6,988,008)
ProFund VP Consumer Services Fund	$554,015	$(559,861)
ProFund VP Consumer Goods Fund	$514,912	$(520,404)
ProFund VP Oil & Gas Fund	$2,051,024	$(2,062,538)
ProFund VP Europe 30 Fund	$1,908,635	$(1,887,363)
ProFund VP Financials Fund	$1,557,050	$(909,523)
ProFund VP Health Care Fund	$943,762	$(943,080)
ProFund VP Industrials Fund	$151,731	$(151,042)
ProFund VP Internet Fund	$173,174	$(180,271)
ProFund VP Japan Fund	$385,660	$(326,830)
ProFund VP Mid-Cap Growth Fund	$470,720	$(490,754)
ProFund VP Mid-Cap Value Fund	$510,516	$(529,485)
ProFund VP Money Market Fund	$25,971,842	$(25,783,805)
ProFund VP OTC Fund	$717,467	$(665,131)
ProFund VP Pharmaceuticals Fund	$331,578	$(331,729)
ProFund VP Precious Metals Fund	$969,311	$(930,680)
ProFund VP Real Estate Fund	$2,684,631	$(2,671,621)
ProFund VP Rising Rates Opportunity Fund	$493,834	$(509,268)
ProFund VP Semiconductor Fund	$36,133	$(37,179)
ProFund VP Short OTC Fund	$633,400	$(1,850,013)
ProFund VP Short Small-Cap Fund	$726,432	$(567,667)
ProFund VP Small-Cap Fund	$178,393	$(185,385)
ProFund VP Small Cap-Growth Fund	$131,282	$(147,397)
ProFund VP Small-Cap Value Fund	$136,099	$(148,991)
ProFund VP Technology Fund	$197,477	$(195,654)
ProFund VP Telecommunications Fund	$381,413	$(393,796)
ProFund VP U.S. Government Plus Fund	$698,281	$(673,074)
ProFund VP UltraMid-Cap Fund	$4,159,782	$(4,209,924)
ProFund VP UltraOTC Fund	$3,530,488	$(3,633,005)
ProFund VP UltraSmall-Cap Fund	$4,622,263	$(4,672,766)
ProFund VP Bull Fund	$1,464,708	$(1,419,994)
ProFund VP Utilities Fund	$2,714,532	$(2,725,827)
AST Cohen & Steers Real Estate Portfolio	$13,472	$(124)
AST Global Allocation Portfolio	$2,963	$(82)
AST DeAm Large-Cap Value Portfolio	$6,151	$(39)
AST DeAm Small-Cap Growth Portfolio	$5,953	$(28)
AST DeAm Small-Cap Value Portfolio	$920	$(67)
AST Federated Aggressive Growth Portfolio	$1,812	$(21)
AST Small Cap Value Portfolio	$27,499	$(64)
AST Goldman Sachs Mid-Cap Growth Portfolio	$9,227	$(168)
AST Marsico Capital Growth Portfolio	$5,403	$(34)
AST MFS Growth Portfolio	$2,686	$(116)
AST Neuberger & Berman Mid-Cap Growth Portfolio	$3,726	$(19)
AST PIMCO Limited Maturity Bond Portfolio	$931	$(17)
AST T. Rowe Price Natural Resources Portfolio	$141,715	$(223)
AST MFS Global Equity Portfolio	$1,460	$(73)
AST JP Morgan International Equity Portfolio	$41,998	$(276)
AST T. Rowe Price Global Bond Portfolio	$16,707	$(163)

A48

Note 5:	Related Party Transactions

Prudential and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and American Skandia Investment Services, Inc, indirect, wholly-owned subsidiaries of Prudential (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

A49

Note 6:	Financial Highlights

Pruco Life sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

	At year ended				For year ended

	Units (000s)	Unit Value Lowest — Highest		Net Assets (000s)	Investment Income Ratio•	Expense Ratio•• Lowest — Highest		Total Return••• Lowest — Highest

	Prudential Money Market Portfolio

December 31, 2005	112,502	$1.03506 to	$10.39889	$158,650	2.88%	0.00% to	0.90%	1.99% to	2.90%
December 31, 2004	101,072	$1.05537 to	$10.10571	$135,016	1.04%	0.10% to	0.90%	0.12% to	1.02%
December 31, 2003	91,976	$1.04751 to	$1.77000	$119,011	0.83%	0.20% to	0.90%	-0.05% to	0.65%
December 31, 2002	80,788	$1.04174 to	$1.76576	$106,053	1.51%	0.20% to	0.90%	0.63% to	1.31%
December 31, 2001	83,554	$1.02864 to	$1.74968	$122,588	3.67%	0.20% to	0.90%	3.17% to	3.48%
	Prudential Diversified Bond Portfolio

December 31, 2005	45,624	$1.10424 to	$10.94617	$91,954	5.29%	0.00% to	0.90%	2.37% to	3.28%
December 31, 2004	44,853	$1.24831 to	$10.59867	$91,525	4.45%	0.10% to	0.90%	4.66% to	5.59%
December 31, 2003	42,294	$1.18525 to	$2.68559	$85,572	3.96%	0.20% to	0.90%	6.52% to	7.26%
December 31, 2002	44,142	$1.10563 to	$2.51353	$88,618	11.45%	0.20% to	0.90%	6.11% to	6.82%
December 31, 2001	44,268	$1.03535 to	$2.36167	$86,640	6.33%	0.20% to	0.90%	6.02% to	6.34%
	Prudential Equity Portfolio

December 31, 2005	44,549	$1.13004 to	$12.67894	$74,885	1.04%	0.00% to	0.90%	10.48% to	11.47%
December 31, 2004	38,699	$1.02288 to	$11.37408	$61,150	1.30%	0.10% to	0.90%	8.95% to	9.93%
December 31, 2003	34,244	$0.93887 to	$3.55677	$53,650	1.04%	0.20% to	0.90%	30.48% to	31.39%
December 31, 2002	28,392	$0.71954 to	$2.71798	$40,044	0.90%	0.20% to	0.90%	-23.04% to	-22.50%
December 31, 2001	20,841	$0.93072 to	$3.52084	$45,664	0.85%	0.20% to	0.90%	-11.97% to	-11.71%
	Prudential Flexible Managed Portfolio

December 31, 2005	3,345	$1.11430 to	$3.27131	$4,257	1.82%	0.20% to	0.90%	3.23% to	3.95%
December 31, 2004	3,030	$1.07944 to	$3.15950	$3,775	1.36%	0.20% to	0.90%	9.75% to	10.52%
December 31, 2003	2,677	$0.98351 to	$2.87015	$3,133	2.17%	0.20% to	0.90%	22.65% to	23.50%
December 31, 2002	2,993	$0.80187 to	$2.33302	$3,300	2.43%	0.20% to	0.90%	-13.52% to	-12.91%
December 31, 2001	3,278	$0.92720 to	$2.68967	$5,917	3.47%	0.20% to	0.90%	-6.52% to	-6.24%
	Prudential Conservative Balanced Portfolio

December 31, 2005	22,181	$1.12857 to	$2.92821	$49,126	2.45%	0.20% to	0.90%	2.51% to	3.23%
December 31, 2004	25,515	$1.10095 to	$2.84799	$58,336	1.99%	0.20% to	0.90%	7.07% to	7.82%
December 31, 2003	27,883	$1.02824 to	$2.65191	$60,042	2.53%	0.20% to	0.90%	17.70% to	18.52%
December 31, 2002	20,529	$0.87358 to	$2.24617	$40,115	0.00%	0.20% to	0.90%	-9.79% to	-9.17%
December 31, 2001	19,846	$0.96841 to	$2.48254	$44,118	3.38%	0.20% to	0.90%	-2.88% to	-2.60%
	Prudential High Yield Bond Portfolio

December 31, 2005	6,877	$1.16361 to	$11.51387	$9,285	6.96%	0.00% to	0.90%	2.51% to	3.41%
December 31, 2004	6,416	$1.25182 to	$11.13367	$8,313	7.51%	0.10% to	0.90%	9.31% to	10.29%
December 31, 2003	5,186	$1.14520 to	$2.56656	$6,140	8.51%	0.20% to	0.90%	23.90% to	24.78%
December 31, 2002	4,453	$0.92426 to	$2.06489	$4,522	16.56%	0.20% to	0.90%	0.60% to	1.28%
December 31, 2001	5,237	$0.92692 to	$2.04629	$6,111	12.82%	0.20% to	0.90%	-1.30% to	-1.03%
	Prudential Stock Index Portfolio

December 31, 2005	128,179	$0.89500 to	$11.95707	$208,637	1.54%	0.00% to	0.90%	3.60% to	4.54%
December 31, 2004	126,516	$0.86390 to	$11.43827	$201,938	1.68%	0.10% to	0.90%	9.47% to	10.45%
December 31, 2003	113,050	$0.78920 to	$3.79474	$173,410	1.57%	0.20% to	0.90%	27.05% to	27.93%
December 31, 2002	83,777	$0.62117 to	$2.97814	$115,171	1.24%	0.20% to	0.90%	-22.90% to	-22.35%
December 31, 2001	71,447	$0.80562 to	$3.85057	$149,646	0.93%	0.20% to	0.90%	-12.83% to	-12.57%
	Prudential Value Portfolio

December 31, 2005	6,521	$1.51204 to	$5.13732	$14,570	1.21%	0.20% to	0.90%	15.62% to	16.43%
December 31, 2004	7,805	$1.30775 to	$4.43004	$14,287	1.44%	0.20% to	0.90%	15.28% to	16.08%
December 31, 2003	7,048	$1.13442 to	$3.83161	$11,328	1.68%	0.20% to	0.90%	26.93% to	27.80%
December 31, 2002	6,711	$0.89376 to	$3.00974	$8,282	1.41%	0.20% to	0.90%	-22.66% to	-22.12%
December 31, 2001	7,052	$1.15558 to	$3.88018	$11,207	1.60%	0.20% to	0.90%	-2.95% to	-2.65%

A50

Note 6:	Financial Highlights (continued)

	At year ended				For year ended

	Units (000s)	Unit Value Lowest — Highest		Net Assets (000s)	Investment Income Ratio•	Expense Ratio•• Lowest — Highest		Total Return••• Lowest — Highest

	Prudential Natural Resources Portfolio

December 31, 2005	378	$9.10035 to	$9.10035	$3,440	0.00%	0.60% to	0.60%	54.98% to	54.98%
December 31, 2004	387	$5.87186 to	$5.87186	$2,274	3.50%	0.60% to	0.60%	24.43% to	24.43%
December 31, 2003	445	$4.71906 to	$4.71906	$2,102	4.42%	0.60% to	0.60%	38.17% to	38.17%
December 31, 2002	507	$3.41538 to	$3.41538	$1,733	0.56%	0.60% to	0.60%	18.21% to	18.21%
December 31, 2001	501	$2.88936 to	$2.88936	$1,447	2.44%	0.60% to	0.60%	-10.62% to	-10.62%

	Prudential Global Portfolio

December 31, 2005	14,793	$0.83720 to	$13.26217	$17,160	0.57%	0.00% to	0.90%	15.03% to	16.06%
December 31, 2004	14,272	$0.72784 to	$11.42679	$14,321	0.95%	0.10% to	0.90%	8.61% to	9.59%
December 31, 2003	12,073	$0.67013 to	$1.72057	$11,188	0.34%	0.20% to	0.90%	32.87% to	33.79%
December 31, 2002	9,646	$0.50434 to	$1.29103	$7,074	0.91%	0.20% to	0.90%	-25.80% to	-25.29%
December 31, 2001	10,694	$0.67974 to	$1.73500	$12,406	0.33%	0.20% to	0.90%	-18.34% to	-18.10%

	Prudential Government Income Portfolio

December 31, 2005	25,076	$2.75997 to	$2.75997	$69,209	4.55%	0.60% to	0.60%	1.91% to	1.91%
December 31, 2004	28,243	$2.70837 to	$2.70837	$76,492	3.78%	0.60% to	0.60%	2.51% to	2.51%
December 31, 2003	28,452	$2.64198 to	$2.64198	$75,169	3.81%	0.60% to	0.60%	1.85% to	1.85%
December 31, 2002	24,712	$2.59395 to	$2.59395	$64,100	8.72%	0.60% to	0.60%	11.38% to	11.38%
December 31, 2001	2,282	$2.32900 to	$2.32900	$5,315	6.13%	0.60% to	0.60%	7.41% to	7.41%

	Prudential Jennison Portfolio

December 31, 2005	48,384	$0.70598 to	$12.97872	$46,419	0.11%	0.00% to	0.90%	13.53% to	14.55%
December 31, 2004	43,862	$0.62184 to	$11.32981	$36,566	0.51%	0.10% to	0.90%	8.67% to	9.63%
December 31, 2003	36,810	$0.57225 to	$2.13262	$27,919	0.30%	0.20% to	0.90%	29.09% to	30.02%
December 31, 2002	28,668	$0.44328 to	$1.64713	$16,808	0.30%	0.20% to	0.90%	-31.57% to	-31.07%
December 31, 2001	15,056	$0.64774 to	$2.39981	$13,244	0.17%	0.20% to	0.90%	-18.97% to	-18.74%

	Prudential Small Capitalization Stock Portfolio

December 31, 2005	7,321	$3.45969 to	$3.45969	$25,328	0.62%	0.60% to	0.60%	6.62% to	6.62%
December 31, 2004	7,256	$3.24476 to	$3.24476	$23,544	0.60%	0.60% to	0.60%	21.31% to	21.31%
December 31, 2003	7,347	$2.67470 to	$2.67470	$19,652	0.49%	0.60% to	0.60%	37.44% to	37.44%
December 31, 2002	7,273	$1.94604 to	$1.94604	$14,154	0.91%	0.60% to	0.60%	-15.43% to	-15.43%
December 31, 2001	7,184	$2.30107 to	$2.30107	$16,531	0.50%	0.60% to	0.60%	4.92% to	4.92%

	T. Rowe Price International Stock Portfolio

December 31, 2005	7,624	$0.91120 to	$1.13330	$7,877	1.68%	0.20% to	0.90%	15.00% to	15.80%
December 31, 2004	7,022	$0.79238 to	$0.98259	$6,240	1.16%	0.20% to	0.90%	12.75% to	13.54%
December 31, 2003	6,772	$0.70277 to	$0.86881	$5,306	1.35%	0.20% to	0.90%	29.35% to	30.35%
December 31, 2002	5,789	$0.54330 to	$0.66964	$3,502	1.23%	0.20% to	0.90%	-19.01% to	-18.45%
December 31, 2001	4,297	$0.67086 to	$0.82445	$3,235	3.07%	0.20% to	0.90%	-22.91% to	-22.67%

	AIM V.I. Premier Equity Fund

December 31, 2005	2,956	$0.68046 to	$0.82619	$2,149	0.86%	0.20% to	0.90%	4.71% to	5.44%
December 31, 2004	3,075	$0.64987 to	$0.78660	$2,121	0.47%	0.20% to	0.90%	4.83% to	5.56%
December 31, 2003	3,026	$0.61995 to	$0.74819	$1,975	0.33%	0.20% to	0.90%	23.97% to	24.82%
December 31, 2002	2,613	$0.50008 to	$0.60172	$1,365	0.36%	0.20% to	0.90%	-30.89% to	-30.40%
December 31, 2001	2,212	$0.72355 to	$0.86806	$1,659	0.15%	0.20% to	0.90%	-13.33% to	-13.07%

	Janus Aspen Large Cap Growth Portfolio — Institutional Shares

December 31, 2005	7,562	$0.63595 to	$0.84218	$5,588	0.34%	0.20% to	0.90%	3.37% to	4.08%
December 31, 2004	8,095	$0.61523 to	$0.81247	$5,805	0.15%	0.20% to	0.90%	3.60% to	4.30%
December 31, 2003	7,779	$0.59388 to	$0.78202	$5,383	0.10%	0.20% to	0.90%	30.56% to	31.47%
December 31, 2002	7,008	$0.45488 to	$0.59725	$3,662	0.00%	0.20% to	0.90%	-27.17% to	-26.66%
December 31, 2001	6,840	$0.62457 to	$0.81764	$4,965	0.07%	0.20% to	0.90%	-25.41% to	-25.18%

	MFS Emerging Growth Series

December 31, 2005	5,485	$0.55996 to	$0.90322	$3,844	0.00%	0.20% to	0.90%	8.21% to	9.02%
December 31, 2004	6,855	$0.51747 to	$0.83212	$4,508	0.00%	0.20% to	0.90%	11.94% to	12.73%
December 31, 2003	6,796	$0.46227 to	$0.74102	$3,919	0.00%	0.20% to	0.90%	29.04% to	29.96%
December 31, 2002	7,264	$0.35823 to	$0.57245	$3,225	0.00%	0.20% to	0.90%	-34.35% to	-33.89%
December 31, 2001	6,252	$0.54567 to	$0.86936	$4,220	0.00%	0.20% to	0.90%	-34.07% to	-33.88%

A51

Note 6:	Financial Highlights (continued)

	At year ended				For year ended

	Units (000s)	Unit Value Lowest — Highest		Net Assets (000s)	Investment Income Ratio•	Expense Ratio•• Lowest — Highest		Total Return••• Lowest — Highest

	American Century VP Value Fund

December 31, 2005	6,834	$1.53595 to	$1.75405	$11,078	0.86%	0.20% to	0.90%	4.11% to	4.83%
December 31, 2004	6,079	$1.47095 to	$1.68484	$9,458	0.96%	0.20% to	0.90%	13.31% to	14.10%
December 31, 2003	6,698	$1.29419 to	$1.48693	$9,121	0.99%	0.20% to	0.90%	27.81% to	28.71%
December 31, 2002	4,492	$1.00958 to	$1.16337	$4,863	0.78%	0.20% to	0.90%	-13.40% to	-12.80%
December 31, 2001	1,677	$1.16236 to	$1.34339	$2,224	0.65%	0.20% to	0.90%	11.83% to	12.16%

	Franklin Small-Mid Cap Growth Securities Fund

December 31, 2005	8,855	$0.78887 to	$0.79733	$7,043	0.00%	0.20% to	0.90%	3.86% to	4.58%
December 31, 2004	12,067	$0.75958 to	$0.76243	$9,194	0.00%	0.20% to	0.90%	10.47% to	11.25%
December 31, 2003	10,828	$0.68532 to	$0.68757	$7,425	0.00%	0.20% to	0.90%	36.00% to	36.97%
December 31, 2002	8,291	$0.50033 to	$0.50555	$4,159	0.24%	0.20% to	0.90%	-29.32% to	-28.82%
December 31, 2001	4,633	$0.70289 to	$0.71530	$3,276	0.43%	0.20% to	0.90%	-16.00% to	-16.00%

	American Century VP Income & Growth Fund

December 31, 2005	1,232	$1.07320 to	$1.07320	$1,322	2.40%	0.20% to	0.20%	4.41% to	4.41%
December 31, 2004	3,080	$1.02791 to	$1.02791	$3,165	1.47%	0.20% to	0.20%	12.76% to	12.76%
December 31, 2003	2,754	$0.91160 to	$0.91160	$2,511	1.24%	0.20% to	0.20%	29.09% to	29.09%
December 31, 2002	2,933	$0.70615 to	$0.70615	$2,071	0.97%	0.20% to	0.20%	-19.51% to	-19.51%
December 31, 2001	273	$0.87732 to	$0.87732	$240	0.57%	0.20% to	0.20%	-4.81% to	-4.81%

	Prudential SP T.Rowe Price Large Cap Growth Portfolio

December 31, 2005	9,206	$0.81223 to	$12.72743	$9,170	0.00%	0.00% to	0.90%	15.46% to	16.49%
December 31, 2004	10,312	$0.69854 to	$10.92574	$8,259	0.00%	0.10% to	0.90%	5.16% to	6.10%
December 31, 2003	8,918	$0.65971 to	$0.80974	$6,538	0.00%	0.20% to	0.90%	22.76% to	23.68%
December 31, 2002	6,955	$0.53338 to	$0.65960	$4,038	0.00%	0.20% to	0.90%	-31.81% to	-31.33%
December 31, 2001	4,118	$0.77671 to	$0.96725	$3,351	0.04%	0.20% to	0.90%	-8.20% to	-8.20%

	Prudential SP Davis Value Portfolio

December 31, 2005	26,836	$1.22267 to	$12.73961	$34,153	0.85%	0.00% to	0.90%	8.54% to	9.52%
December 31, 2004	23,360	$1.14376 to	$11.63249	$27,127	0.40%	0.10% to	0.90%	11.51% to	12.53%
December 31, 2003	18,726	$1.01900 to	$1.03934	$19,143	0.48%	0.20% to	0.90%	28.25% to	29.16%
December 31, 2002	12,835	$0.78949 to	$0.81040	$10,165	0.01%	0.20% to	0.90%	-16.44% to	-15.87%
December 31, 2001	4,112	$0.93883 to	$0.96984	$3,866	0.62%	0.20% to	0.90%	-6.12% to	-6.12%

	Dreyfus Variable Investment MidCap Stock Portfolio

December 31, 2005	2,547	$1.35061 to	$1.35061	$3,439	0.02%	0.20% to	0.20%	8.95% to	8.95%
December 31, 2004	1,884	$1.23963 to	$1.23963	$2,335	0.46%	0.20% to	0.20%	14.24% to	14.24%
December 31, 2003	1,295	$1.08507 to	$1.08507	$1,406	0.34%	0.20% to	0.20%	31.45% to	31.45%
December 31, 2002	766	$0.82545 to	$0.82545	$633	0.25%	0.20% to	0.20%	-12.67% to	-12.67%
December 31, 2001	700	$0.94518 to	$0.94518	$662	0.64%	0.20% to	0.20%	-1.79% to	-1.79%

	Dreyfus Variable Investment Developing Leaders Portfolio

December 31, 2005	6,876	$0.63649 to	$0.63649	$4,377	0.00%	0.20% to	0.20%	5.60% to	5.60%
December 31, 2004	6,019	$0.60273 to	$0.60273	$3,628	0.20%	0.20% to	0.20%	11.13% to	11.13%
December 31, 2003	5,247	$0.54236 to	$0.54236	$2,846	0.03%	0.20% to	0.20%	31.43% to	31.43%
December 31, 2002	3,468	$0.41265 to	$0.41265	$1,431	0.04%	0.20% to	0.20%	-19.29% to	-19.29%
December 31, 2001	2,081	$0.51129 to	$0.51129	$1,064	0.82%	0.20% to	0.20%	-1.53% to	-1.53%

	Prudential SP Small Cap Value Portfolio

December 31, 2005	19,662	$1.29067 to	$12.55835	$29,147	0.49%	0.00% to	0.90%	3.68% to	4.61%
December 31, 2004	16,698	$1.29903 to	$1.59242	$23,917	0.17%	0.10% to	0.90%	19.61% to	20.44%
December 31, 2003	12,812	$1.08604 to	$1.32220	$15,299	0.03%	0.20% to	0.90%	31.92% to	32.85%
December 31, 2002	8,622	$0.82323 to	$0.99523	$7,769	0.66%	0.20% to	0.90%	-15.14% to	-14.55%
December 31, 2001	2,201	$0.97015 to	$1.16476	$2,311	1.11%	0.20% to	0.90%	3.84% to	3.84%

	Goldman Sachs CORE Small Cap Equity Fund

December 31, 2005	1,559	$1.55056 to	$1.55056	$2,417	0.24%	0.20% to	0.20%	5.86% to	5.86%
December 31, 2004	1,418	$1.46475 to	$1.46475	$2,077	0.20%	0.20% to	0.20%	16.09% to	16.09%
December 31, 2003	1,214	$1.26173 to	$1.26173	$1,532	0.27%	0.20% to	0.20%	45.72% to	45.72%
December 31, 2002	1,097	$0.86584 to	$0.86584	$950	0.34%	0.20% to	0.20%	-15.13% to	-15.13%
December 31, 2001	801	$1.02020 to	$1.02020	$817	0.80%	0.20% to	0.20%	-0.64% to	-0.64%

A52

Note 6:	Financial Highlights (continued)

	At year ended				For year ended

	Units (000s)	Unit Value Lowest — Highest		Net Assets (000s)	Investment Income Ratio•	Expense Ratio•• Lowest — Highest		Total Return••• Lowest — Highest

	AIM V.I. Utilities Series

December 31, 2005	708	$0.87246 to	$0.87246	$618	4.38%	0.20% to	0.20%	16.61% to	16.61%
December 31, 2004	15	$0.74819 to	$0.74819	$12	1.72%	0.20% to	0.20%	23.32% to	23.32%
December 31, 2003	5	$0.60669 to	$0.60669	$3	1.26%	0.20% to	0.20%	17.23% to	17.23%
December 31, 2002	6	$0.51751 to	$0.51751	$3	0.40%	0.20% to	0.20%	-20.49% to	-20.49%
December 31, 2001	5	$0.65084 to	$0.65084	$3	0.00%	0.20% to	0.20%	-19.16% to	-19.16%

	AIM V.I. Technology Fund

December 31, 2005	1,937	$0.28171 to	$0.28171	$546	0.00%	0.20% to	0.20%	2.01% to	2.01%
December 31, 2004	2,810	$0.27617 to	$0.27617	$776	0.00%	0.20% to	0.20%	4.43% to	4.43%
December 31, 2003	1,506	$0.26445 to	$0.26445	$398	0.00%	0.20% to	0.20%	45.01% to	45.01%
December 31, 2002	1,433	$0.18237 to	$0.18237	$261	0.00%	0.20% to	0.20%	-46.93% to	-46.93%
December 31, 2001	987	$0.34362 to	$0.34362	$339	0.00%	0.20% to	0.20%	-20.24% to	-20.24%

	Prudential SP Small Cap Growth Portfolio

December 31, 2005	5,892	$0.66950 to	$10.31158	$5,518	0.00%	0.00% to	0.90%	1.56% to	2.48%
December 31, 2004	4,799	$0.65467 to	$10.06229	$4,314	0.00%	0.10% to	0.90%	-1.80% to	-0.92%
December 31, 2003	3,542	$0.66197 to	$0.91323	$3,194	0.00%	0.20% to	0.90%	33.51% to	34.44%
December 31, 2002	2,261	$0.49239 to	$0.67960	$1,513	0.00%	0.20% to	0.90%	-30.89% to	-6.11%
December 31, 2001	738	$0.70738 to	$0.97681	$703	0.00%	0.20% to	0.90%	-1.90% to	-1.90%

	Janus Aspen Mid Cap Growth Portfolio — Service Shares

December 31, 2005	2,285	$0.59703 to	$0.59703	$1,364	0.00%	0.20% to	0.20%	11.81% to	11.81%
December 31, 2004	6,518	$0.53397 to	$0.53397	$3,480	0.00%	0.20% to	0.20%	20.23% to	20.23%
December 31, 2003	4,329	$0.44411 to	$0.44411	$1,922	0.00%	0.20% to	0.20%	34.49% to	34.49%
December 31, 2002	3,847	$0.33021 to	$0.33021	$1,270	0.00%	0.20% to	0.20%	-28.25% to	-11.89%
December 31, 2001	4,274	$0.46024 to	$0.46024	$1,967	0.00%	0.20% to	0.20%	-17.80% to	-17.80%

	Janus Aspen Balanced Portfolio — Service Shares

December 31, 2005	19,794	$1.15042 to	$1.15042	$22,772	2.11%	0.20% to	0.20%	7.45% to	7.45%
December 31, 2004	19,744	$1.07066 to	$1.07066	$21,139	2.72%	0.20% to	0.20%	8.08% to	8.08%
December 31, 2003	14,816	$0.99058 to	$0.99058	$14,676	1.96%	0.20% to	0.20%	13.49% to	13.49%
December 31, 2002	9,467	$0.87282 to	$0.87282	$8,263	2.71%	0.20% to	0.20%	-17.47% to	-6.85%
December 31, 2001	1,267	$0.93705 to	$0.93705	$1,187	3.22%	0.20% to	0.20%	-1.48% to	-1.48%

	Oppenheimer Aggressive Growth Fund/VA

December 31, 2005	2,067	$0.65220 to	$0.65220	$1,348	0.00%	0.20% to	0.20%	11.76% to	11.76%
December 31, 2004	1,730	$0.58355 to	$0.58355	$1,010	0.00%	0.20% to	0.20%	19.19% to	19.19%
December 31, 2003	1,211	$0.48959 to	$0.48959	$593	0.00%	0.20% to	0.20%	25.18% to	25.18%
December 31, 2002	132	$0.39111 to	$0.39111	$52	0.54%	0.20% to	0.20%	-28.19% to	-22.36%
December 31, 2001	66	$0.54468 to	$0.54468	$36	0.92%	0.20% to	0.20%	-5.98% to	-5.98%

	Prudential SP PIMCO Total Return Portfolio

December 31, 2005	32,938	$1.08232 to	$10.79983	$43,675	4.68%	0.00% to	0.90%	1.48% to	2.39%
December 31, 2004	30,948	$1.21784 to	$10.54770	$40,504	1.95%	0.10% to	0.90%	4.33% to	5.28%
December 31, 2003	27,144	$1.16728 to	$1.29466	$34,078	2.46%	0.20% to	0.90%	4.91% to	5.65%
December 31, 2002	20,532	$1.11264 to	$1.22547	$24,524	3.13%	0.20% to	0.90%	8.40% to	9.15%
December 31, 2001	6,059	$1.02645 to	$1.12277	$6,768	4.02%	0.20% to	0.90%	5.25% to	5.25%

	Prudential SP PIMCO High Yield Portfolio

December 31, 2005	6,203	$1.16538 to	$11.47762	$8,697	6.64%	0.00% to	0.90%	3.12% to	4.03%
December 31, 2004	4,685	$1.32262 to	$11.03289	$6,390	6.61%	0.10% to	0.90%	8.36% to	9.32%
December 31, 2003	5,303	$1.22063 to	$1.29355	$6,621	6.63%	0.20% to	0.90%	21.32% to	22.16%
December 31, 2002	3,685	$1.00616 to	$1.05893	$3,768	10.92%	0.20% to	0.90%	-0.74% to	-0.09%
December 31, 2001	413	$1.01365 to	$1.05986	$420	5.34%	0.20% to	0.90%	3.35% to	3.35%

A53

Note 6:	Financial Highlights (continued)

	At year ended				For year ended

	Units (000s)	Unit Value Lowest — Highest		Net Assets (000s)	Investment Income Ratio•	Expense Ratio•• Lowest — Highest		Total Return••• Lowest — Highest

	Janus Aspen Large Cap Growth Portfolio — Service Shares (became available August 6, 2001)

December 31, 2005	2,099	$0.91896 to	$0.91896	$1,929	0.13%	0.25% to	0.25%	3.76% to	3.76%
December 31, 2004	1,781	$0.88566 to	$0.88566	$1,577	0.00%	0.25% to	0.25%	3.94% to	3.94%
December 31, 2003	1,232	$0.85205 to	$0.85205	$1,050	0.00%	0.25% to	0.25%	31.16% to	31.16%
December 31, 2002	565	$0.64963 to	$0.64963	$367	0.00%	0.25% to	0.25%	-26.90% to	-26.90%
December 31, 2001	42	$0.88873 to	$0.88873	$37	0.00%	0.25% to	0.25%	-10.24% to	-10.24%

	Prudential SP Large Cap Value Portfolio (became available August 6, 2001)

December 31, 2005	8,468	$1.21922 to	$12.42748	$10,689	0.74%	0.00% to	0.90%	5.70% to	6.64%
December 31, 2004	6,476	$1.15350 to	$1.25106	$7,637	0.73%	0.10% to	0.90%	16.70% to	17.51%
December 31, 2003	4,702	$0.98843 to	$1.06462	$4,718	0.00%	0.20% to	0.90%	25.64% to	26.51%
December 31, 2002	2,978	$0.78673 to	$0.84151	$2,363	1.71%	0.25% to	0.90%	-17.12% to	-16.58%
December 31, 2001	343	$0.94919 to	$0.95177	$327	0.53%	0.25% to	0.90%	-4.31% to	-4.05%

	Prudential SP AIM Core Equity Portfolio (became available August 6, 2001)

December 31, 2005	2,672	$1.05693 to	$1.13227	$2,910	0.89%	0.10% to	0.90%	3.71% to	4.52%
December 31, 2004	1,960	$1.01915 to	$11.24299	$2,044	0.45%	0.10% to	0.90%	7.83% to	8.79%
December 31, 2003	1,406	$0.94517 to	$0.95989	$1,350	0.30%	0.25% to	0.90%	22.59% to	23.38%
December 31, 2002	785	$0.77097 to	$0.77800	$611	0.00%	0.25% to	0.90%	-15.97% to	-15.42%
December 31, 2001	77	$0.91746 to	$0.91988	$71	0.00%	0.25% to	0.90%	-7.07% to	-6.82%

	Prudential SP Strategic Partners Focused Growth Portfolio (became available August 6, 2001)

December 31, 2005	2,656	$1.07038 to	$13.19148	$2,986	0.00%	0.00% to	0.90%	14.12% to	15.14%
December 31, 2004	1,917	$0.93791 to	$11.45666	$1,848	0.00%	0.10% to	0.90%	9.62% to	10.58%
December 31, 2003	988	$0.85560 to	$0.86896	$858	0.00%	0.25% to	0.90%	24.72% to	25.52%
December 31, 2002	436	$0.68600 to	$0.69228	$302	0.00%	0.25% to	0.90%	-25.93% to	-25.44%
December 31, 2001	38	$0.92620 to	$0.92854	$35	0.00%	0.25% to	0.90%	-6.34% to	-6.11%

	Prudential SP Mid Cap Growth Portfolio (became available March 5, 2001)

December 31, 2005	16,522	$0.82065 to	$12.99106	$14,152	0.00%	0.00% to	0.90%	4.33% to	5.26%
December 31, 2004	9,616	$0.78166 to	$12.34238	$7,709	0.00%	0.10% to	0.90%	18.48% to	19.55%
December 31, 2003	7,313	$0.65537 to	$0.96166	$4,808	0.00%	0.20% to	0.90%	38.86% to	39.86%
December 31, 2002	4,231	$0.46893 to	$0.68758	$1,986	0.00%	0.25% to	0.90%	-46.80% to	-46.46%
December 31, 2001	1,183	$0.87586 to	$0.94666	$1,036	0.00%	0.25% to	0.90%	-12.01% to	-12.01%

	SP Prudential U.S. Emerging Growth Portfolio (became available March 5, 2001)

December 31, 2005	13,420	$1.21970 to	$14.58109	$16,697	0.00%	0.00% to	0.90%	16.72% to	17.77%
December 31, 2004	8,888	$1.03828 to	$12.38071	$9,346	0.00%	0.10% to	0.90%	20.31% to	21.39%
December 31, 2003	6,238	$0.85748 to	$0.87838	$5,357	0.00%	0.25% to	0.90%	40.82% to	41.72%
December 31, 2002	3,672	$0.60504 to	$0.62375	$2,224	0.00%	0.25% to	0.90%	-32.68% to	-32.24%
December 31, 2001	1,094	$0.89289 to	$0.92649	$978	0.00%	0.25% to	0.90%	-11.06% to	-11.06%

	Prudential SP Conservative Asset Allocation Portfolio (became available August 6, 2001)

December 31, 2005	5,790	$1.16989 to	$11.67693	$7,614	1.29%	0.00% to	0.90%	4.97% to	5.91%
December 31, 2004	4,690	$1.16226 to	$11.02585	$5,713	1.29%	0.10% to	0.90%	7.92% to	8.89%
December 31, 2003	3,680	$1.07699 to	$1.10200	$4,016	1.29%	0.20% to	0.90%	15.45% to	16.25%
December 31, 2002	1,492	$0.93287 to	$0.94792	$1,401	0.17%	0.20% to	0.90%	-6.71% to	-6.11%
December 31, 2001	194	$0.99998 to	$1.00256	$195	3.26%	0.25% to	0.90%	0.41% to	0.66%

	Prudential SP Balanced Asset Allocation Portfolio (became available August 6, 2001)

December 31, 2005	24,001	$1.21353 to	$12.19356	$30,116	0.88%	0.00% to	0.90%	6.64% to	7.60%
December 31, 2004	17,279	$1.15290 to	$11.33193	$20,301	0.75%	0.10% to	0.90%	10.09% to	11.09%
December 31, 2003	10,904	$1.04724 to	$1.10143	$11,591	0.84%	0.20% to	0.90%	21.78% to	22.62%
December 31, 2002	4,292	$0.85996 to	$0.89823	$3,726	0.00%	0.20% to	0.90%	-12.46% to	-11.89%
December 31, 2001	410	$0.98238 to	$0.98498	$403	4.12%	0.25% to	0.90%	-1.23% to	-0.97%

A54

Note 6:	Financial Highlights (continued)

	At year ended				For year ended

	Units (000s)	Unit Value Lowest — Highest		Net Assets (000s)	Investment Income Ratio•	Expense Ratio•• Lowest — Highest		Total Return••• Lowest — Highest

	Prudential SP Growth Asset Allocation Portfolio (became available August 6, 2001)

December 31, 2005	34,936	$1.21764 to	$12.68422	$43,777	0.57%	0.00% to	0.90%	8.27% to	9.24%
December 31, 2004	23,746	$1.12461 to	$11.61172	$27,303	0.37%	0.10% to	0.90%	12.04% to	13.05%
December 31, 2003	12,142	$1.00377 to	$1.08904	$12,377	0.48%	0.20% to	0.90%	27.14% to	28.02%
December 31, 2002	4,939	$0.78950 to	$0.85069	$3,933	0.00%	0.20% to	0.90%	-18.00% to	-17.47%
December 31, 2001	223	$0.96279 to	$0.96529	$215	1.49%	0.25% to	0.90%	-3.04% to	-2.79%

	Prudential SP Aggressive Growth Asset Allocation Portfolio (became available August 6, 2001)

December 31, 2005	11,372	$1.18874 to	$1.34325	$14,089	0.15%	0.10% to	0.90%	9.49% to	10.37%
December 31, 2004	7,028	$1.08568 to	$11.83854	$7,826	0.05%	0.10% to	0.90%	13.73% to	14.76%
December 31, 2003	2,742	$0.95462 to	$1.06372	$2,660	0.03%	0.20% to	0.90%	31.58% to	32.51%
December 31, 2002	1,113	$0.72551 to	$0.80276	$815	0.00%	0.25% to	0.90%	-22.86% to	-22.36%
December 31, 2001	85	$0.94047 to	$0.94300	$80	0.16%	0.25% to	0.90%	-5.13% to	-4.87%

	Janus Aspen International Growth Portfolio — Service Shares

December 31, 2005	5,291	$1.06141 to	$1.06141	$5,616	1.06%	0.20% to	0.20%	31.67% to	31.67%
December 31, 2004	6,571	$0.80610 to	$0.80610	$5,297	0.92%	0.20% to	0.20%	18.45% to	18.45%
December 31, 2003	5,257	$0.68052 to	$0.68052	$3,577	1.01%	0.20% to	0.20%	34.26% to	34.26%
December 31, 2002	5,056	$0.50685 to	$0.50685	$2,563	0.77%	0.20% to	0.20%	-25.91% to	-25.91%
December 31, 2001	2,100	$0.68406 to	$0.68406	$1,437	0.79%	0.20% to	0.20%	-9.43% to	-9.43%

	Prudential SP William Blair International Growth Portfolio (became available August 6, 2001)

December 31, 2005	5,436	$1.26952 to	$14.16477	$7,257	0.55%	0.00% to	0.90%	15.34% to	16.39%
December 31, 2004	3,917	$1.10066 to	$12.17058	$4,483	0.17%	0.10% to	0.90%	15.51% to	16.54%
December 31, 2003	2,080	$0.95286 to	$0.96758	$2,010	0.00%	0.25% to	0.90%	38.33% to	39.23%
December 31, 2002	890	$0.68881 to	$0.69495	$618	0.00%	0.25% to	0.90%	-23.26% to	-22.77%
December 31, 2001	86	$0.89755 to	$0.89989	$77	0.00%	0.25% to	0.90%	-9.34% to	-9.11%

	Prudential SP LSV International Value Portfolio (became available March 5, 2001)

December 31, 2005	11,301	$1.15143 to	$1.37811	$13,284	0.40%	0.10% to	0.90%	12.75% to	13.67%
December 31, 2004	9,887	$1.01469 to	$12.10092	$10,125	0.45%	0.10% to	0.90%	14.77% to	15.80%
December 31, 2003	8,029	$0.87846 to	$1.05026	$7,099	0.76%	0.25% to	0.90%	26.23% to	27.14%
December 31, 2002	5,177	$0.69143 to	$0.82608	$3,584	0.00%	0.25% to	0.90%	-17.91% to	-17.38%
December 31, 2001	1,952	$0.83687 to	$0.91304	$1,634	0.32%	0.25% to	0.90%	-16.41% to	-16.41%

	M Financial Turner Core Growth Fund (became available December 15, 2003)

December 31, 2005	47	$13.10724 to	$13.10724	$611	0.59%	0.00% to	0.00%	13.92% to	13.92%
December 31, 2004	19	$11.50611 to	$11.50611	$219	0.51%	0.00% to	0.00%	11.19% to	11.19%

	M Financial Frontier Capital Appreciation Fund (became available December 15, 2003)

December 31, 2005	43	$13.00911 to	$13.00911	$558	0.00%	0.00% to	0.00%	15.13% to	15.13%
December 31, 2004	31	$11.29972 to	$11.29972	$348	0.00%	0.00% to	0.00%	9.33% to	9.33%

	M Financial Brandes International Equity Fund (became available December 15, 2003)

December 31, 2005	77	$14.37951 to	$14.37951	$1,101	1.75%	0.00% to	0.00%	10.55% to	10.55%
December 31, 2004	50	$13.00731 to	$13.00731	$651	2.55%	0.00% to	0.00%	24.00% to	24.00%

	M Financial Business Opportunity Value Fund (became available December 15, 2003)

December 31, 2005	20	$13.77563 to	$13.77563	$279	0.67%	0.00% to	0.00%	7.81% to	7.81%
December 31, 2004	18	$12.77809 to	$12.77809	$228	1.24%	0.00% to	0.00%	22.60% to	22.60%

	ProFund VP Asia 30 Fund (became available November 4, 2002)

December 31, 2005	0	$1.99507 to	$1.99507	$0	1.20%	0.25% to	0.25%	19.21% to	19.21%
December 31, 2004	0	$1.67351 to	$1.67351	$0	0.00%	0.25% to	0.25%	-0.79% to	-0.79%
December 31, 2003	6	$1.68678 to	$1.68678	$11	0.10%	0.25% to	0.25%	64.51% to	64.51%

	ProFund VP Banks Fund (became available May 1, 2003)

December 31, 2005	0	$1.36608 to	$1.36608	$0	0.00%	0.25% to	0.25%	-0.39% to	-0.39%
December 31, 2004	0	$1.37148 to	$1.37148	$0	0.00%	0.25% to	0.25%	11.49% to	11.49%
December 31, 2003	0	$1.23017 to	$1.23017	$0	0.00%	0.25% to	0.25%	22.79% to	22.79%

A55

Note 6:	Financial Highlights (continued)

	At year ended				For year ended

	Units (000s)	Unit Value Lowest — Highest		Net Assets (000s)	Investment Income Ratio•	Expense Ratio•• Lowest — Highest		Total Return••• Lowest — Highest

	ProFund VP Basic Materials Fund (became available November 4, 2002)

December 31, 2005	418	$1.52325 to	$1.52325	$637	0.00%	0.25% to	0.25%	2.18% to	2.18%
December 31, 2004	0	$1.49070 to	$1.49070	$1	0.06%	0.25% to	0.25%	9.94% to	9.94%
December 31, 2003	0	$1.35588 to	$1.35588	$0	0.00%	0.25% to	0.25%	31.26% to	31.26%

	ProFund VP Bear Fund (became available November 4, 2002)

December 31, 2005	13	$0.66855 to	$0.66855	$9	0.00%	0.25% to	0.25%	-1.61% to	-1.61%
December 31, 2004	0	$0.67949 to	$0.67949	$0	0.00%	0.25% to	0.25%	-10.50% to	-10.50%
December 31, 2003	0	$0.75922 to	$0.75922	$0	0.00%	0.25% to	0.25%	-24.78% to	-24.78%

	ProFund VP Biotechnology Fund (became available November 4, 2002)

December 31, 2005	10	$1.77162 to	$1.77162	$18	0.00%	0.25% to	0.25%	18.95% to	18.95%
December 31, 2004	5	$1.48943 to	$1.48943	$7	0.00%	0.25% to	0.25%	9.45% to	9.45%
December 31, 2003	0	$1.36083 to	$1.36083	$0	0.00%	0.25% to	0.25%	39.43% to	39.43%

	ProFund VP UltraBull Fund (became available November 4, 2002)

December 31, 2005	0	$1.75321 to	$1.75321	$0	0.00%	0.25% to	0.25%	2.36% to	2.36%
December 31, 2004	102	$1.71282 to	$1.71282	$176	0.00%	0.25% to	0.25%	16.89% to	16.89%
December 31, 2003	18	$1.46531 to	$1.46531	$27	0.00%	0.25% to	0.25%	52.55% to	52.55%

	ProFund VP Consumer Services Fund (became available November 4, 2002)

December 31, 2005	0	$1.21116 to	$1.21116	$0	0.00%	0.25% to	0.25%	-4.91% to	-4.91%
December 31, 2004	0	$1.27367 to	$1.27367	$0	0.00%	0.25% to	0.25%	7.34% to	7.34%
December 31, 2003	0	$1.18656 to	$1.18656	$0	0.00%	0.25% to	0.25%	26.48% to	26.48%

	ProFund VP Consumer Goods Fund (became available November 4, 2002)

December 31, 2005	0	$1.24179 to	$1.24179	$0	0.00%	0.25% to	0.25%	-0.61% to	-0.61%
December 31, 2004	0	$1.24945 to	$1.24945	$0	0.00%	0.25% to	0.25%	8.98% to	8.98%

	ProFund VP Oil & Gas Fund (became available November 4, 2002)

December 31, 2005	0	$2.07934 to	$2.07934	$0	0.00%	0.25% to	0.25%	30.98% to	30.98%
December 31, 2004	0	$1.58751 to	$1.58751	$0	0.00%	0.25% to	0.25%	29.04% to	29.04%
December 31, 2003	0	$1.23023 to	$1.23023	$0	0.00%	0.25% to	0.25%	21.96% to	21.96%

	ProFund VP Europe 30 Fund (became available November 4, 2002)

December 31, 2005	17	$1.69022 to	$1.69022	$29	0.19%	0.25% to	0.25%	7.82% to	7.82%
December 31, 2004	6	$1.56766 to	$1.56766	$10	0.11%	0.25% to	0.25%	14.04% to	14.04%
December 31, 2003	37	$1.37466 to	$1.37466	$51	0.64%	0.25% to	0.25%	38.37% to	38.37%

	ProFund VP Financials Fund (became available November 4, 2002)

December 31, 2005	470	$1.42532 to	$1.42532	$669	0.37%	0.25% to	0.25%	3.72% to	3.72%
December 31, 2004	13	$1.37415 to	$1.37415	$19	0.00%	0.25% to	0.25%	10.07% to	10.07%
December 31, 2003	0	$1.24846 to	$1.24846	$0	0.00%	0.25% to	0.25%	28.67% to	28.67%

	ProFund VP Health Care Fund (became available November 4, 2002)

December 31, 2005	20	$1.23740 to	$1.23740	$25	0.00%	0.25% to	0.25%	5.76% to	5.76%
December 31, 2004	18	$1.17005 to	$1.17005	$21	0.00%	0.25% to	0.25%	2.11% to	2.11%
December 31, 2003	18	$1.14585 to	$1.14585	$20	0.00%	0.25% to	0.25%	17.14% to	17.14%

	ProFund VP Industrials Fund (became available May 1, 2003)

December 31, 2005	0	$1.42965 to	$1.42965	$0	0.00%	0.25% to	0.25%	2.18% to	2.18%
December 31, 2004	0	$1.39919 to	$1.39919	$0	0.00%	0.25% to	0.25%	12.93% to	12.93%

	ProFund VP Internet Fund (became available May 1, 2003)

December 31, 2005	1	$1.86162 to	$1.86162	$3	0.00%	0.25% to	0.25%	7.17% to	7.17%
December 31, 2004	6	$1.73705 to	$1.73705	$10	0.00%	0.25% to	0.25%	20.96% to	20.96%
December 31, 2003	0	$1.43607 to	$1.43607	$0	0.00%	0.25% to	0.25%	42.24% to	42.24%

	ProFund VP Japan Fund (became available May 1, 2003)

December 31, 2005	31	$2.10431 to	$2.10431	$66	0.00%	0.25% to	0.25%	41.42% to	41.42%
December 31, 2004	0	$1.48794 to	$1.48794	$0	0.00%	0.25% to	0.25%	7.29% to	7.29%
December 31, 2003	0	$1.38685 to	$1.38685	$0	0.00%	0.25% to	0.25%	37.79% to	37.79%

A56

Note 6:	Financial Highlights (continued)

	At year ended				For year ended

	Units (000s)	Unit Value Lowest — Highest		Net Assets (000s)	Investment Income Ratio•	Expense Ratio•• Lowest — Highest		Total Return••• Lowest — Highest

	ProFund VP Mid-Cap Growth Fund (became available November 4, 2002)

December 31, 2005	6	$1.53111 to	$1.53111	$9	0.00%	0.25% to	0.25%	10.94% to	10.94%
December 31, 2004	22	$1.38008 to	$1.38008	$30	0.00%	0.25% to	0.25%	10.81% to	10.81%
December 31, 2003	10	$1.24547 to	$1.24547	$12	0.00%	0.25% to	0.25%	27.59% to	27.59%

	ProFund VP Mid-Cap Value Fund (became available November 4, 2002)

December 31, 2005	12	$1.70050 to	$1.70050	$20	0.00%	0.25% to	0.25%	8.58% to	8.58%
December 31, 2004	24	$1.56613 to	$1.56613	$37	0.00%	0.25% to	0.25%	15.67% to	15.67%
December 31, 2003	27	$1.35397 to	$1.35397	$36	0.00%	0.25% to	0.25%	35.39% to	35.39%

	ProFund VP Money Market Fund (became available November 4, 2002)

December 31, 2005	1,479	$1.01117 to	$1.01117	$1,496	1.80%	0.25% to	0.25%	1.53% to	1.53%
December 31, 2004	1,283	$0.99592 to	$0.99592	$1,278	0.06%	0.25% to	0.25%	-0.23% to	-0.23%
December 31, 2003	1,466	$9820 to	$0.99820	$1,464	0.05%	0.25% to	0.25%	-0.18% to	-0.18%

	ProFund VP OTC Fund (became available November 4, 2002)

December 31, 2005	47	$1.52217 to	$1.52217	$71	0.00%	0.25% to	0.25%	-0.07% to	-0.07%
December 31, 2004	11	$1.52323 to	$1.52323	$17	0.00%	0.25% to	0.25%	8.26% to	8.26%
December 31, 2003	0	$1.40705 to	$1.40705	$0	0.00%	0.25% to	0.25%	46.39% to	46.39%

	ProFund VP Pharmaceuticals Fund (became available May 1, 2003)

December 31, 2005	0	$0.89532 to	$0.89532	$0	0.00%	0.25% to	0.25%	-4.04% to	-4.04%
December 31, 2004	0	$0.93304 to	$0.93304	$0	0.00%	0.25% to	0.25%	-9.45% to	-9.45%
December 31, 2003	0	$1.03038 to	$1.03038	$0	0.00%	0.25% to	0.25%	2.61% to	2.61%

	ProFund VP Precious Metals Fund (became available November 4, 2002)

December 31, 2005	25	$1.81017 to	$1.81017	$45	0.00%	0.25% to	0.25%	25.98% to	25.98%
December 31, 2004	0	$1.43683 to	$1.43683	$0	0.00%	0.25% to	0.25%	-10.14 to	-10.14%
December 31, 2003	15	$1.59900 to	$1.59900	$25	0.00%	0.25% to	0.25%	38.88% to	38.88%

	ProFund VP Real Estate Fund (became available November 4, 2002)

December 31, 2005	18	$1.74689 to	$1.74689	$31	3.74%	0.25% to	0.25%	6.49% to	6.49%
December 31, 2004	12	$1.64049 to	$1.64049	$19	3.22%	0.25% to	0.25%	26.88% to	26.88%
December 31, 2003	98	$1.29290 to	$1.29290	$127	6.13%	0.25% to	0.25%	30.36% to	30.36%

	ProFund VP Rising Rates Opportunity Fund (became available November 4, 2002)

December 31, 2005	2	$0.72996 to	$0.72996	$2	0.00%	0.25% to	0.25%	-8.12% to	-8.12%
December 31, 2004	28	$0.79451 to	$0.79451	$22	0.00%	0.25% to	0.25%	-11.13 to	-11.13%
December 31, 2003	15	$0.89397 to	$0.89397	$13	0.00%	0.25% to	0.25%	-4.35% to	-4.35%

	ProFund VP Semiconductor Fund (became available May 1, 2003)

December 31, 2005	0	$1.33091 to	$1.33091	$0	0.00%	0.25% to	0.25%	8.38% to	8.38%
December 31, 2004	0	$1.22805 to	$1.22805	$0	0.00%	0.25% to	0.25%	-23.74 to	-23.74%
December 31, 2003	15	$1.61029 to	$1.61029	$25	0.00%	0.25% to	0.25%	60.06% to	60.06%

	ProFund VP Short OTC Fund (became available November 4, 2002)

December 31, 2005	31	$0.56456 to	$0.56456	$18	0.00%	0.25% to	0.25%	0.55% to	0.55%
December 31, 2004	2,024	$0.56145 to	$0.56145	$1,136	0.00%	0.25% to	0.25%	-11.32 to	-11.32%
December 31, 2003	2,050	$0.63313 to	$0.63313	$1,298	0.00%	0.25% to	0.25%	-37.46 to	-37.46%

	ProFund VP Short Small-Cap Fund (became available May 1, 2003)

December 31, 2005	366	$0.61060 to	$0.61060	$223	0.00%	0.25% to	0.25%	-3.16% to	-3.16%
December 31, 2004	97	$0.63054 to	$0.63054	$61	0.00%	0.25% to	0.25%	-9.25% to	-9.25%
December 31, 2003	0	$0.69480 to	$0.69480	$0	0.00%	0.25% to	0.25%	-30.52 to	-30.52%

	ProFund VP Small-Cap Fund (became available November 4, 2002)

December 31, 2005	0	$1.67934 to	$1.67934	$0	0.00%	0.25% to	0.25%	2.55% to	2.55%
December 31, 2004	3	$1.63751 to	$1.63751	$5	0.00%	0.25% to	0.25%	16.45% to	16.45%
December 31, 2003	0	$1.40625 to	$1.40625	$0	0.00%	0.25% to	0.25%	42.39% to	42.39%

A57

Note 6:	Financial Highlights (continued)

	At year ended				For year ended

	Units (000s)	Unit Value Lowest — Highest		Net Assets (000s)	Investment Income Ratio•	Expense Ratio€• Lowest — Highest		Total Return€ Lowest — Highest

	ProFund VP Small Cap-Growth Fund (became available November 4, 2002)

December 31, 2005	4	$1.68288 to	$1.68288	$6	0.00%	0.25% to	0.25%	7.27% to	7.27%
December 31, 2004	15	$1.56876 to	$1.56876	$23	0.00%	0.25% to	0.25%	19.50% to	19.50%
December 31, 2003	7	$1.31276 to	$1.31276	$9	0.00%	0.25% to	0.25%	33.98% to	33.98%

	ProFund VP Small-Cap Value Fund (became available November 4, 2002)

December 31, 2005	0	$1.66051 to	$1.66051	$0	0.00%	0.25% to	0.25%	3.73% to	3.73%
December 31, 2004	8	$1.60083 to	$1.60083	$13	0.00%	0.25% to	0.25%	19.82% to	19.82%
December 31, 2003	9	$1.33602 to	$1.33602	$13	0.00%	0.25% to	0.25%	34.34% to	34.34%

	ProFund VP Technology Fund (became available November 4, 2002)

December 31, 2005	2	$1.42092 to	$1.42092	$2	0.78%	0.25% to	0.25%	0.97% to	0.97%
December 31, 2004	0	$1.40729 to	$1.40729	$0	0.00%	0.25% to	0.25%	-0.68% to	-0.68%
December 31, 2003	9	$1.41690 to	$1.41690	$12	0.00%	0.25% to	0.25%	45.60% to	45.60%

	ProFund VP Telecommunications Fund (became available November 4, 2002)

December 31, 2005	0	$1.08125 to	$1.08125	$0	21.66%	0.25% to	0.25%	-6.88% to	-6.88%
December 31, 2004	9	$1.16118 to	$1.16118	$10	4.94%	0.25% to	0.25%	15.27% to	15.27%
December 31, 2003	0	$1.00733 to	$1.00733	$0	0.00%	0.25% to	0.25%	2.20% to	2.20%

	ProFund VP U.S. Government Plus Fund (became available November 4, 2002)

December 31, 2005	121	$1.19793 to	$1.19793	$145	2.23%	0.25% to	0.25%	8.74% to	8.74%
December 31, 2004	102	$1.10166 to	$1.10166	$113	0.92%	0.25% to	0.25%	7.90% to	7.90%
December 31, 2003	85	$1.02099 to	$1.02099	$87	3.45%	0.25% to	0.25%	-2.77% to	-2.77%

	ProFund VP UltraMid-Cap Fund (became available November 4, 2002)

December 31, 2005	1	$2.46119 to	$2.46119	$3	0.00%	0.25% to	0.25%	17.60% to	17.60%
December 31, 2004	11	$2.09283 to	$2.09283	$23	0.00%	0.25% to	0.25%	27.38% to	27.38%
December 31, 2003	7	$1.64294 to	$1.64294	$11	0.00%	0.25% to	0.25%	69.67% to	69.67%

	ProFund VP UltraOTC Fund (became available November 4, 2002)

December 31, 2005	34	$2.00741 to	$2.00741	$68	0.00%	0.25% to	0.25%	-4.00% to	-4.00%
December 31, 2004	83	$2.09098 to	$2.09098	$174	0.00%	0.25% to	0.25%	13.82% to	13.82%
December 31, 2003	32	$1.83704 to	$1.83704	$58	0.00%	0.25% to	0.25%	102.16% to	102.16%

	ProFund VP UltraSmall-Cap Fund (became available November 4, 2002)

December 31, 2005	0	$2.55498 to	$2.55498	$0	0.00%	0.25% to	0.25%	-0.46% to	-0.46%
December 31, 2004	9	$2.56686 to	$2.56686	$23	0.00%	0.25% to	0.25%	30.74% to	30.74%
December 31, 2003	60	$1.96331 to	$1.96331	$119	0.00%	0.25% to	0.25%	98.96% to	98.96%

	ProFund VP Bull Fund (became available November 4, 2002)

December 31, 2005	60	$1.35979 to	$1.35979	$82	0.05%	0.25% to	0.25%	2.47% to	2.47%
December 31, 2004	24	$1.32695 to	$1.32695	$31	0.00%	0.25% to	0.25%	8.56% to	8.56%
December 31, 2003	10	$1.22237 to	$1.22237	$12	0.00%	0.25% to	0.25%	25.27% to	25.27%

	ProFund VP Utilities Fund (became available November 4, 2002)

December 31, 2005	0	$1.71689 to	$1.71689	$0	0.26%	0.25% to	0.25%	12.78% to	12.78%
December 31, 2004	0	$1.52237 to	$1.52237	$0	2.07%	0.25% to	0.25%	20.77% to	20.77%
December 31, 2003	8	$1.26052 to	$1.26052	$10	8.04%	0.25% to	0.25%	21.07% to	21.07%

	AST Cohen & Steers Real Estate Portfolio (became available October 17, 2005)

December 31, 2005	1	$10.88564 to	$10.88564	$13	0.00%	0.10% to	0.10%	8.19% to	8.19%

	AST Global Allocation Porfolio (became available October 17, 2005)

December 31, 2005	0	$10.48192 to	$10.48192	$3	0.00%	0.10% to	0.10%	4.73% to	4.73%

	AST DeAm Large-Cap Value Porfolio (became available October 17, 2005)

December 31, 2005	1	$10.71815 to	$10.71815	$6	0.00%	0.10% to	0.10%	6.54% to	6.54%

	AST DeAm Small-Cap Growth Porfolio (became available October 17, 2005)

December 31, 2005	1	$10.74134 to	$10.74134	$6	0.00%	0.10% to	0.10%	7.00% to	7.00%

A58

Note 6:	Financial Highlights (continued)

	At year ended				For year ended

	Units (000s)	Unit Value Lowest — Highest		Net Assets (000s)	Investment Income Ratio•	Expense Ratio•• Lowest — Highest		Total Return••• Lowest — Highest

	AST DeAm Small-Cap Value Porfolio (became available October 17, 2005)

December 31, 2005	0	$10.40721 to	$10.40721	$1	0.00%	0.10% to	0.10%	4.07% to	4.07%

	AST Federated Aggressive Growth Portfolio (became available October 17, 2005)

December 31, 2005	0	$11.05474 to	$11.05474	$2	0.00%	0.10% to	0.10%	10.55% to	10.55%

	AST Small Cap Value Portfolio (became available October 17, 2005)

December 31, 2005	3	$10.61923 to	$10.61923	$27	0.00%	0.10% to	0.10%	6.27% to	6.27%

	AST Goldman Sachs Mid-Cap Growth Portfolio (became available October 17, 2005)

December 31, 2005	1	$10.59405 to	$10.59405	$9	0.00%	0.10% to	0.10%	5.46% to	5.46%

	AST Marsico Capital Growth Portfolio (became available October 17, 2005)

December 31, 2005	0	$10.74095 to	$10.74095	$5	0.00%	0.10% to	0.10%	7.17% to	7.17%

	AST MFS Growth Portfolio (became available October 17, 2005)

December 31, 2005	0	$10.58963 to	$10.58963	$3	0.00%	0.10% to	0.10%	5.51% to	5.51%

	AST Neuberger & Berman Mid-Cap Growth Portfolio (became available October 17, 2005)

December 31, 2005	0	$10.93943 to	$10.93943	$4	0.00%	0.10% to	0.10%	8.59% to	8.59%

	AST PIMCO Limited Maturity Bond Portfolio (became available October 17, 2005)

December 31, 2005	0	$10.07052 to	$10.07052	$1	0.00%	0.10% to	0.10%	0.71% to	0.71%

	AST T. Rowe Price Natural Resources Portfolio (became available October 17, 2005)

December 31, 2005	13	$11.05306 to	$11.05306	$143	0.00%	0.10% to	0.10%	9.35% to	9.35%

	AST MFS Global Equity Portfolio (became available October 17, 2005)

December 31, 2005	0	$10.50746 to	$10.50746	$1	0.00%	0.10% to	0.10%	5.50% to	5.50%

	AST JP Morgan International Equity Portfolio (became available October 17, 2005)

December 31, 2005	4	$10.60464 to	$10.60464	$42	0.00%	0.10% to	0.10%	7.06% to	7.06%

	AST T. Rowe Price Global Bond Portfolio (became available October 17, 2005)

December 31, 2005	2	$9.94454 to	$9.94454	$17	0.00%	0.10% to	0.10%	-0.29% to	-0.29%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31, 2005 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

A59

Note 6:	Financial Highlights (continued)

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of up to 0.90% for Pruselect I, Pruselect II and SVUL contracts, 0.50% for Pruselect III contracts, 0.45% for VULII contracts, 0.25% for PROSEL contracts and 0.10% for ENVUL contracts are applied daily against the net assets held in each subaccount. No mortality risk and expense risk charges are applied to the MPVUL contracts. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge. Pruco Life intends to charge only 0.20% on Pruselect III contracts, but reserves the right to make the full 0.50% charge. For VULII contracts Pruco Life intends to charge only 0.25%, but reserves the right to charge 0.45%. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Partial Withdrawal Charge

A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% will be made in connection with each partial withdrawal of the cash surrender value of Pruselect I and Pruselect II contracts and a charge equal to the lesser of $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of Pruselect III, SVUL, VULII, PROSEL, MPVUL and ENVUL contracts. The range for withdrawal charges is 0% — 2%. This charge is assessed through the redemption of units.

C. Expense Reimbursement

The Account is reimbursed by Pruco Life for expenses in excess of 0.40% of the Pruselect I and Pruselect II products’ average daily net assets incurred by the Zero Coupon Bond 2005 Portfolio of the Series Fund. This reimbursement is applied through an increase in unit values.

D. Deferred Sales Charge

A deferred sales charge is imposed upon surrenders of certain SVUL contracts, not to exceed 0.8% of the basic insurance amount, to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. The deferred sales charge is assessed through the redemption of units.

E. Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges on Pruselect I, Pruselect II, Pruselect III, SVUL, VULII, PROSEL, MPVUL and ENVUL contracts which are deducted in order to compensate Pruco Life for the cost of selling the contract. For Pruselect I and Pruselect II contracts, the sales charges are not to exceed 7% and 8%, respectively, of the premium remaining after the charge for taxes attributable to premiums and a $2 administrative charge have been deducted. The sales charges are not to exceed 15% of premiums received each year up to the Target Premium and up to 2% on any excess for Pruselect III contracts, 12% of premiums paid in the first five contract years for SVUL contracts, 6% of premiums paid for VULII contracts, 6% of premium payments for PROSEL and ENVUL contracts and 12% of premium payments for MPVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract. These charges are assessed through the redemption of units.

A60

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Variable Universal Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of Pruco Life Variable Universal Account at December 31, 2005, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2005 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 12, 2006

A61

Pruco Life Insurance Company

Consolidated Statements of Financial Position

As of December 31, 2005 and December 31, 2004 (in thousands, except share amounts)

	2005	2004
ASSETS
Fixed maturities available for sale,
at fair value (amortized cost, 2005 - $6,142,093 ; 2004 - $6,114,020)	$ 6,189,040	$ 6,339,103
Policy loans	879,156	856,755
Short-term investments	113,144	122,061
Commercial loans	269,161	2,285
Other long-term investments	34,993	25,973
Total investments	7,485,494	7,346,177
Cash and cash equivalents	158,010	743,533
Deferred policy acquisition costs	1,663,003	1,429,027
Accrued investment income	98,110	101,432
Reinsurance recoverables	932,826	765,045
Receivables from parent and affiliates	79,188	50,339
Deferred sales inducements	139,012	110,460
Other assets	24,498	14,408
Separate account assets	19,094,129	17,326,555
TOTAL ASSETS	$ 29,674,270	$ 27,886,976

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Policyholders’ account balances	$ 5,793,743	$ 6,208,110
Future policy benefits and other policyholder liabilities	1,446,717	1,240,650
Cash collateral for loaned securities	389,794	410,718
Securities sold under agreement to repurchase	36,439	45,254
Income taxes payable	432,161	433,966
Short term debt to affiliates	105,596	-
Payable to parents and affiliates	22,445	3,739
Other liabilities	287,035	327,227
Separate account liabilities	19,094,129	17,326,555
Total liabilities	$ 27,608,059	$ 25,996,219

COMMITMENT AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER’S EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,500	2,500
Additional paid-in capital	454,670	455,377
Deferred compensation	-	(1,173)
Retained earnings	1,590,441	1,359,526
Accumulated other comprehensive income	18,600	74,527
Total stockholder’s equity	2,066,211	1,890,757
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$ 29,674,270	$ 27,886,976

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income

Years Ended December 31, 2005, 2004 and 2003 (in thousands)

	2005	2004	2003

REVENUES

Premiums	$ 38,029	$ 73,059	$ 118,449
Policy charges and fee income	564,130	611,712	544,610
Net investment income	404,045	373,552	344,628
Realized investment (losses)/gains, net	(147)	5,011	(2,770)
Asset management fees	17,105	15,747	13,218
Other income	12,125	10,514	9,595

Total revenues	1,035,287	1,089,595	1,027,730

BENEFITS AND EXPENSES

Policyholders’ benefits	98,899	234,841	282,875
Interest credited to policyholders’ account balances	234,881	250,675	227,992
General, administrative and other expenses	449,291	458,590	397,881

Total benefits and expenses	783,071	944,106	908,748

Income from operations before income taxes and cumulative effect of accounting change	252,216	145,489	118,982

Income taxes:
Current	(30,108)	59,682	(69,617)
Deferred	51,409	(36,804)	103,666
Total income tax expense	21,301	22,878	34,049

Income from Operations Before Cumulative Effect of Accounting Change	230,915	122,611	84,933

Cumulative effect of accounting change, net of taxes	-	(9,150)	-

NET INCOME	230,915	113,461	84,933

Change in net unrealized investment gains, net of taxes	(55,927)	(41,944)	8,379
Cumulative effect of accounting change, net of taxes	-	4,030	-

Accumulated other comprehensive income (loss), net of taxes	(55,927)	(37,914)	8,379

COMPREHENSIVE INCOME	$174,988	$ 75,547	$ 93,312

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder’s Equity

Periods Ended December 31, 2005, 2004 and 2003 (in thousands)

	Common Stock	Additional Paid-in- Capital	Deferred Compensation	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity

Balance, January 1, 2003	$ 2,500	$ 466,748	-	$ 1,161,136	$ 91,751	$ 1,722,135

Net income	-	-	-	84,933	-	84,933

Adjustments to policy credits issued to eligible policyholders	-	-	-	(4)	-	(4)

Purchase of fixed maturities from an affiliate, net of taxes	-	(7,557)	-	-	7,557	-

Stock-based compensation programs	-	463	(850)	-	-	(387)

Change in net unrealized investment gains, net of taxes	-	-	-	-	8,379	8,379
Balance, December 31, 2003	2,500	459,654	(850)	1,246,065	107,687	1,815,056

Net income	-	-	-	113,461	-	113,461

Stock-based compensation programs	-	477	(323)	-	-	154

Purchase of fixed maturities from an affiliate, net of taxes	-	(4,754)	-	-	4,754	-

Cumulative effect of accounting change, net of taxes	-	-	-	-	4,030	4,030

Change in net unrealized investment gains, net of taxes	-	-	-	-	(41,944)	(41,944)
Balance, December 31, 2004	2,500	455,377	(1,173)	1,359,526	74,527	1,890,757

Net income	-	-	-	230,915	-	230,915

Stock-based compensation programs	-	(941)	1,173	-	-	232

Contributed Capital	-	234	-	-	-	234

Purchase of fixed maturities from an affiliate, net of taxes	-	-	-	-	-	-

Change in net unrealized investment gains, net of taxes	-	-	-	-	(55,927)	(55,927)
Balance, December 31, 2005	$ 2,500	$ 454,670	$ 0	$1,590,441	$ 18,600	$ 2,066,211

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows

Year Ended December 31, 2005, 2004 and 2003 (in thousands)

	2005	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 230,915	$ 113,461	$ 84,933
Adjustments to reconcile net income to net cash from (used in) operating activities:
Policy charges and fee income	(125,077)	(109,931)	(83,183)
Interest credited to policyholders’ account balances	234,881	250,675	227,992
Realized investment losses (gains), net	147	(5,011)	2,770
Amortization and other non-cash items	33,063	(52,253)	34,436
Cumulative effect of accounting change, net of taxes	-	9,150	-
Change in:
Future policy benefits and other insurance liabilities	206,067	219,305	137,212
Reinsurance recoverable	(167,781)	(247,635)	(116,739)
Accrued investment income	3,322	1,638	(10,665)
Receivables from Parent and affiliates	(28,849)	2,799	461
Payable to Parent and affiliates	18,706	3,034	273
Deferred policy acquisition costs	(130,540)	(34,829)	(241,712)
Income taxes payable	27,720	123,407	81,529
Deferred sales inducements	(28,552)	(36,136)	(47,100)
Other, net	36,805	21,575	(29,262)
Cash Flows From Operating Activities	310,827	259,249	40,945

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	4,625,000	2,295,883	2,503,029
Policy loans	98,656	107,906	134,360
Commercial loans	1,805	249	8,398
Payments for the purchase of:
Fixed maturities available for sale	(4,842,469)	(2,128,650)	(3,338,048)
Policy loans	(83,116)	(78,515)	(65,773)
Commercial loans	(270,950)	(2,286)	-
Other long-term investments, net	(5,116)	38,800	(11,271)
Short-term investments, net	(12,953)	63,476	61,196
Cash Flows (Used In) From Investing Activities	(489,143)	296,863	(708,109)

CASH FLOWS FROM FINANCING ACTIVITIES:

Policyholders’ account deposits	2,233,293	2,107,194	2,223,777
Policyholders’ account withdrawals	(2,768,247)	(2,095,228)	(1,637,409)
Proceeds from short-term debt issued	783,341	-	-
Repayments of short-term debt	(677,745)	-	-
Cash collateral for loaned securities, net	(20,924)	(20,853)	206,053
Securities sold under agreement to repurchase, net	(8,815)	(51,848)	(303,405)
Paid in capital transaction associated with the purchase of fixed maturities from an affiliate	-	(4,754)	(7,557)
Contributed capital	234	-	-
Net change in financing arrangements (maturities 90 days or less)	51,656	(654)	3,087
Cash Flows (Used In) From Financing Activities	(407,207)	(66,143)	484,546

Net (decrease) increase in cash and cash equivalents	(585,523)	489,969	(182,618)
Cash and cash equivalents, beginning of year	743,533	253,564	436,182
CASH AND CASH EQUIVALENTS, END OF PERIOD	$158,010	$743,533	$253,564

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes received	$(6,418)	$(103,090)	$(51,515)

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

1. BUSINESS

Pruco Life Insurance Company or “the Company,” is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. Pruco Life Insurance Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract or, “GIC,” called Prudential Credit Enhanced GIC or, “PACE,” in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Note 13.

Pruco Life Insurance Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, “PLNJ,” and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company (see Note 13 to the Consolidated Financial Statements). Pruco Life Insurance Company and its subsidiaries are referred to as “the Company” and all financial information is shown on a consolidated basis throughout this document.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 or, “the date of demutualization,” Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or “Prudential Financial.”

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company’s policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, “GAAP.” The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, reserves of contingent liabilities and reserves for losses in connection with unresolved legal matters.

Share-Based Compensation

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment,” that replaces FASB Statement No. 123, “Accounting for Stock-Based Compensation.” SFAS No. 123(R) requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees, except for equity instruments held by employee share ownership plans. Under this method, compensation costs of awards to employees, such as stock options, are measured at fair value and expensed over the period during which an employee is required to provide service in exchange for the award (the vesting period). The Company had previously adopted the fair value recognition provision of the original SFAS No. 123, prospectively for all new stock options issued to employees on or after January 1, 2003. The Company will adopt SFAS No. 123(R) on January 1, 2006. By that date, there will be no unvested stock options issued prior to January 1, 2003.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments

Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities “available for sale”, including the effect on deferred policy acquisition costs and policyholders’ account balances that would result from the realization of unrealized gains and losses are included in “Accumulated other comprehensive income (loss).”

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships other than operating joint ventures in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized investment gains (losses), net are computed using the specific identification method. Adjustments to the cost of fixed maturities and equity securities for temporary impairments are included in “Realized investment losses, net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company’s ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Realized investment gains (losses) are generated from numerous sources, including the sale of fixed maturity securities, equity securities, real estate investments, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost of investments for other than temporary impairments. “Realized investment gains (losses), net~~.~~” also include prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer’s ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased.

Deferred policy acquisition costs

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These acquisition costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance’s general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred policy acquisition costs (“DAC”).

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire transfer pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by the Prudential agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred.

DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General administrative and other expenses” in the period such estimated gross profits are revised.

DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Reinsurance recoverables and payables

Reinsurance recoverables and payables include receivables and corresponding payables associated with reinsurance arrangements with affiliates. See Note 13 to the Consolidated Financial Statements for additional information about these arrangements.

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 12 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. They are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders’ account balances. As of December 31, 2005 and 2004, deferred sales inducement costs included in other assets were $139 million and $110 million, respectively.

Other assets, and other liabilities

Other assets consist primarily of deferred sales inducements costs, premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company’s historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

Unpaid Claims

Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported (“IBNR”) as of the balance sheet date and is an estimate of the amount of loss will ultimately incur on reported claims. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates,

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

and estimates of the amounts of loss we will ultimately incur on reported claims, which are based in part on our historical experience, are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference will be included in our reported results for the period of the change in estimate in the “Policyholders’ benefits” caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from life insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Amounts received as payment for deferred annuities and guaranteed investment contracts are reported as deposits to “Policyholders’ account balances”. Revenues from these contracts reflected as “Policy charges and fee income” consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset management fees

Beginning on February 1, 2002, the Company received asset management fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in pricing models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Consolidated Balance Sheets, except for embedded derivatives, which are recorded in the consolidated balance sheet with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in investing activities section in the Consolidated Statements of Cash Flows.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2005, derivatives qualifying for hedge accounting were not material.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company is currently assessing the impact of SOP 05-1 on the Company’s consolidated financial position and results of operations.

In November 2005, the FASB issued FASB Staff Position (“FSP”) FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company’s current policy is generally to record income only as cash is received following an impairment of a debt security. The Company will adopt this guidance on January 1, 2006, for other than temporary impairments recorded subsequent to December 31, 2005.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In December 2003, the FASB issued FIN No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities (“SPEs”) and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-

duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The effect of adopting SOP 03-1 was a charge of $9 million, net of $5 million of taxes, which was reported as a “Cumulative effect of accounting change, net of taxes” in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company’s variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within “Accumulated other comprehensive income, net of taxes” of $4 million, net of $3 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, approximately $400 million in “Separate account assets” were reclassified resulting in an increase in “Fixed maturities, available for sale”, as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $400 million in “separate account liabilities” were reclassified resulting in increases in “Policyholders’ account balances” as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, “Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability.” FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company’s adoption of FSP 97-1 on July 1, 2004 did not change its accounting for unearned revenue liabilities and, therefore, had no impact on the Company’s consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid (“TPA”) to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company’s consolidated financial position or results of operations.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.” Implementation Issue No. B36 indicates that a modified coinsurance arrangement (“modco”), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company’s return on certain of its investments, generally contains an embedded derivative

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company’s adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company’s consolidated financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3. INVESTMENTS

Fixed Maturities:

The following tables provide additional information relating to fixed maturities as of December 31:

                                                                              2005
                                                 ----------------------------------------------------------------
                                                 -------------   --------------   --------------   --------------
                                                                    Gross            Gross
                                                 Amortized       Unrealized       Unrealized
                                                    Cost            Gains           Losses         Fair Value
                                                 -------------   --------------   --------------   --------------
                                                                       (in thousands)
Fixed maturities available for sale
Bonds and Preferred Stock:
    U.S. Treasury securities and obligations
    of U.S. government corporations and
    agencies                                       $ 95,239           $  295           $  133         $ 95,401

    States, municipalities and political            108,908            5,233              139          114,002
    subdivisions

    Foreign government bonds                         65,034            5,556               12           70,578

    Mortgage-backed securities                      550,823              283            9,258          541,848

    Asset-Backed Securities                         777,236            4,139            6,403          774,972

    Public utilities                                709,479           17,906            5,744          721,641

    All other corporate bonds                     3,835,374           74,574           39,350        3,870,598

                                                 ------------   --------------   --------------   --------------
Total fixed maturities, available for sale       $6,142,093        $ 107,986         $ 61,039      $ 6,189,040
                                                 =============   ==============   ==============   ==============

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

                                                                              2004
                                                 ----------------------------------------------------------------
                                                 -------------   --------------   --------------   --------------
                                                                    Gross            Gross
                                                 Amortized       Unrealized       Unrealized
                                                    Cost            Gains           Losses         Fair Value
                                                 -------------   --------------   --------------   --------------
                                                                       (in thousands)
Fixed maturities available for sale
Bonds and Preferred Stock:
    U.S. Treasury securities and obligations of
    U.S. government corporations and agencies    $ 87,013            $   778          $   109        $  87,682

    States, municipalities and political          173,129              8,627              191          181,565
    subdivisions

    Foreign government bonds                       30,005              3,982                9           33,978

    Mortgage-backed securities                    333,720              1,685              440          334,965

    Asset-Backed Securities                       500,231             11,592            1,345          510,478

    Public utilities                              848,762             40,036            1,710          887,088

    All other corporate bonds                   4,141,160            169,902            7,715        4,303,347

                                               ------------    --------------   --------------   --------------
Total fixed maturities, available for sale     $6,114,020           $236,602       $   11,519      $ 6,339,103
                                               =============   ==============   ==============   ==============

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2005 is shown below:

	Available for sale
	Amortized Cost	Fair Value
	(in thousands)

Due in one year or less	$ 764,757	$ 767,081

Due after one year through five years	1,792,149	1,812,840

Due after five years through ten years	2,090,265	2,102,630

Due after ten years	944,099	964,641

Mortgage-backed securities	550,823	541,848

Total	$ 6,142,093	$ 6,189,040

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2005, 2004, and 2003, were $4,634 million, $1,500 million, and $1,957 million, respectively. Proceeds from the maturity of fixed maturities available for sale during 2005, 2004, and 2003, were $0 million, $794 million, and $550 million, respectively. Gross gains of $26 million, $27 million, and $21 million and gross losses of $26 million, $17 million, and $7 million were realized on those sales during 2005, 2004, and 2003, respectively.

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities were $1 million, $1 million, and $12 million for the years, ended December 31, 2005, 2004 and 2003, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Other Long-Term Investments

The following table provides information relating to other long-term investments as of December 31:

	2005	2004
	(in thousands)
Joint ventures and limited partnerships	$ 4,390	$ 185
Company’s investment in Separate accounts	33,710	29,993
Derivatives	(3,876)	(4,683)
Equity securities	769	478
Total other long- term investments	$ 34,993	$ 25,973

The Company’s share of net income from the joint ventures was $(0.7) million, $1 million, and $2 million for the years ended December 31, 2005, 2004, and 2003, respectively, and is reported in “Net investment income.”

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                              2005                2004              2003
                                                          ----------------   -----------------  ----------------
                                                                            (in thousands)

  Fixed maturities, available for sale                    $     354,943      $     327,899      $     295,357
  Policy loans                                                   47,368             46,935             46,750
  Commercial Loans                                                6,391                 19                878
  Short-term investments and cash equivalents                    15,898              7,685              7,357
  Other                                                           6,367              3,962              6,943
                                                          ----------------   -----------------  ----------------
  Gross investment income                                       430,967            386,500            357,285
       Less:  investment expenses                               (26,922)           (12,948)           (12,657)
                                                          ----------------   -----------------  ----------------
  Net investment income                                   $     404,045      $     373,552      $     344,628
                                                          ================   =================  ================

Realized investment (losses)/ gains, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                              2005                2004               2003
                                                          ----------------   -----------------  -----------------
                                                                             (in thousands)
  Fixed maturities, available for sale                    $       (1,722)    $        9,034     $        1,567
  Derivatives                                                      3,694             (5,801)            (6,629)
  Other                                                           (2,119)             1,778              2,292
                                                          ----------------   -----------------  -----------------

  Realized investment gains (losses), net                 $         (147)    $        5,011     $       (2,770)
                                                          ================   =================  =================

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss), net of tax.” Changes in these amounts include reclassification adjustments to exclude from “Accumulated other comprehensive income (loss),net of tax” those items that are included as part of “Net income” for a period that also had been part of “Accumulated other comprehensive income (loss), net of tax” in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
			(in thousands)
Balance, December 31, 2002	236,513	(107,366)	14,215	(51,611)	91,751
Net investment gains (losses) on investments arising during the period	25,794	-	-	(9,330)	16,464
Purchase of fixed maturities from an affiliate (see Note 13)	11,659	-	-	(4,102)	7,557
Reclassification adjustment for gains (losses) included in net income	(2,177)	-	-	784	(1,393)
Impact of net unrealized investment gains (losses) on deferred policy acquisition costs	-	(13,999)	-	5,040	(8,959)
Impact of net unrealized investment gains (losses) on policyholders’ account balances	-	-	3,543	(1,276)	2,267
Balance, December 31, 2003	271,789	(121,365)	17,758	(60,495)	107,687
Net investment gains (losses) on investments arising during the period	(72,565)	-	-	26,651	(45,914)
Purchase of fixed maturities from an affiliate (see Note 13)	7,314	-	-	(2,560)	4,754
Cumulative effect of change in accounting principle	27,505	(21,208)	-	(2,267)	4,030
Reclassification adjustment for gains (losses) included in net income	(8,888)	-	-	3,111	(5,777)
Impact of net unrealized investment gains (losses) on deferred policy acquisition costs	-	11,592	-	(4,057)	7,535
Impact of net unrealized investment gains (losses) on policyholders’ account balances	-	-	3,130	(918)	2,212
Balance, December 31, 2004	$ 225,155	$ (130,981)	$ 20,888	$ (40,535)	$ 74,527
Net investment gains (losses) on investments arising during the period	(179,640)	-	-	62,491	(117,149)
Reclassification adjustment for gains (losses) included in net income	1,534	-	-	(537)	997
Impact of net unrealized investment gains (losses) on deferred policy acquisition costs	-	103,437	-	(36,203)	67,234
Impact of net unrealized investment gains (losses) on policyholders’ account balances	-	-	(10,783)	3,774	(7,009)

Balance, December 31, 2005	$ 47,049	$ (27,544)	$ 10,105	$ (11,010)	$ 18,600

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The table b

elow presents net unrealized gains on investments by asset class at December 31,

	2005	2004	2003
		(in thousands)
Fixed maturities	$ 46,948	$ 225,083	$ 271,772
Other long-term investments	101	72	17
Unrealized gains on investments	$ 47,049	$ 225,155	$ 271,789

Included in other long-term investments are equity securities.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2005 and 2004 respectively:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities: 2005
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 69,355	$ 148	$ 3,882	$ 124	$ 73,237	$ 272
Foreign government bonds	786	7	174	5	960	12
Corporate securities	2,272,623	41,195	331,991	10,302	2,604,614	51,497
Mortgage-backed securities	494,304	8,650	22,912	608	517,216	9,258
Total	$2,837,068	$ 50,000	$358,959	$ 11,039	$3,196,027	$ 61,039

Fixed maturities: 2004
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$104,487	$ 300	$ -	$ -	$ 104,487	$ 300
Foreign government bonds	2,656	9	-	-	2,656	9
Corporate securities	1,113,346	8,943	50,766	1,827	1,164,112	10,770
Mortgage-backed securities	80,097	438	41	2	80,138	440
Total	$1,300,586	$ 9,690	$50,807	$ 1,829	$1,351,393	$ 11,519

As of December 31, 2005, gross unrealized losses on fixed maturities totaled $61 million comprising 557 issuers. Of this amount, there was $50 million in the less than twelve months category comprising 444 issuers and $11 million in the greater than twelve months category comprising 113 issuers. There were 5 individual issuers with gross unrealized losses greater than $1.1 million. $48 million of gross unrealized losses of less than twelve months is comprised of investment grade securities. Approximately half of gross unrealized losses of twelve months or more were concentrated in the finance and manufacturing sectors. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2005.

Included in other long-term investments are equity securities, which have been in a loss position for less than 12 months with a fair value of $39 thousand and a gross unrealized loss of $93 thousand.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2005 and 2004, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $393 million and $437 million, respectively.

Fixed maturities of $4 million at December 31, 2005 and 2004 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                               2005             2004              2003
                                                        -----------------------------------------------------
                                                                           (in thousands)
Balance, beginning of year                                 $   1,429,027    $   1,380,710   $  1,152,997
Capitalization of commissions, sales and issue expenses          340,260          221,237        371,650
Amortization                                                   (209,721)        (186,408)       (129,938)
Change in unrealized investment gains                            103,437           11,592        (13,999)
Impact of adoption of SOP 03-1                                         -            1,896              -
                                                        -----------------------------------------------------
Balance, end of year                                    $      1,663,003    $   1,429,027   $  1,380,710
                                                        =====================================================

Deferred acquisition costs in 2004 and 2005 include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Reinsurance Captive Company or “PARCC,” discussed in Note 13 below. Ceded capitalization and amortization relating to this treaty included in the above table amounted to $69 million and $17 million, respectively, in 2004 and 2005.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

5. POLICYHOLDERS’ LIABILITIES

Future policy benefits at December 31, are as follows:

	2005	2004
	(in thousands)
Life insurance – domestic	$ 825,341	$ 673,532
Life insurance – Taiwan	519,189	467,332
Individual and group annuities	47,103	46,190
Other contract liabilities	55,084	53,596
Total future policy benefits	$ 1,446,717	$ 1,240,650

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for domestic insurance and 6.18% to 7.43% for Taiwan reserves.

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience when the basis of the reserve is established. The interest rates used in the determination of the individual and group annuities reserves range from 5.25% to 14.75%, with approximately 29% of the reserves based on an interest rate in excess of 8%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the present values range from 5.85% to 6.30%.

Policyholders’ account balances at December 31, are as follows:

	2005	2004
	(in thousands)

Interest-sensitive life contracts	$ 2,720,876	$ 2,508,606
Individual annuities	2,080,547	2,265,097
Guaranteed investment contracts and guaranteed interest accounts	740,003	1,263,082
Dividend accumulations and other	252,317	171,325
Total policyholders’ account balances	$5,793,743	$ 6,208,110

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 3% to 5.25% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.50% to 13.00%, with less than 1% of policyholders’ account balances with interest crediting rates in excess of 8%. Interest crediting rates for guaranteed investment contracts and guaranteed interest accounts range from 3% to 8.03%, with less than 1% of policyholders’ account balances with interest crediting rates in excess of 8%. Interest crediting rates range from 1% to 5% for dividend accumulations and other.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, PARCC and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote. Effective July 1, 2005, the Company entered into a new coinsurance agreement with

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

6.	REINSURANCE (continued)

Pruco Re, Ltd. providing for the 100% reinsurance of its Lifetime Five benefit feature sold on new business after May 5, 2005 as well as for riders issued from March 15, 2005 forward on business in-force before March 15, 2005.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company’s reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

	2005	2004	2003
	(in thousands)
Direct premiums and policy charges and fee income	$ 1,158,865	$ 992,637	$ 829,430
Reinsurance ceded	(556,706)	(307,866)	(166,371)
Premiums and policy charges and fee income	602,159	$ 684,771	$ 663,059

Policyholders’ benefits ceded	$ 294,674	$ 129,125	$ 99,229

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

2005	2004
(in thousands)

Domestic life insurance – affiliated	$ 405,357	$ 272,999
Domestic life insurance - unaffiliated	(2,436)	13,166
Other reinsurance – affiliated	10,716	11,548
Taiwan life insurance-affiliated	519,189	467,332
	$ 932,826	$ 765,045

During 2004, the Company entered into reinsurance contracts with affiliates covering the entire domestic life in force. As a result, all related reinsurance contracts are with affiliates as of December 31, 2004. These contracts are described further in Note 13, below.

The gross and net amounts of life insurance in force at December 31, were as follows:

	2005	2004	2003
		(in thousands)

Life insurance face amount in force	$ 253,768,618	$ 204,016,616	$ 158,488,681
Ceded	(221,900,847)	(179,108,664)	(81,095,301)
Net amount of life insurance in force	$ 31,867,771	$ 24,907,952	$ 77,393,380

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

	2005	2004	2003
(in thousands)
Current tax (benefit) expense:
U.S.	$ (30,108)	$ 61,801	$ (69,836)
State and local	-	(2,119)	219
Foreign	-	-	-
Total	(30,108)	59,682	(69,617)

Deferred tax expense (benefit):
U.S.	51,409	(31,944)	102,685
State and local	-	(4,860)	981
Total	51,409	(36,804)	103,666

Total income tax expense	$ 21,301	$ 22,878	$ 34,049

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

	2005	2004	2003
(in thousands)

Expected federal income tax expense	$ 88,276	$ 50,921	$ 41,644
IRS settlement for examination period 1997 to 2001	(32,656)	-	-
State and local income taxes	-	(4,537)	781
Non taxable investment income	(29,691)	(21,736)	(11,722)
Other	(4,628)	(1,770)	3,346
Total income tax expense	$ 21,301	$ 22,878	$ 34,049

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2005	2004
(in thousands)
Deferred tax assets
Insurance reserves	$ 28,029	$ 48,116
Investments	9,709	5,652
Other	4,291	4,743
Deferred tax assets	42,029	58,511

Deferred tax liabilities
Deferred acquisition costs	428,692	366,155
Net unrealized gains on securities	13,076	74,984
Other	29,163	24,390
Deferred tax liabilities	470,931	465,529

Net deferred tax liability	$ 428,902	$ 407,018

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

On January 26, 2006, the Internal Revenue Service (“IRS”) officially closed the audit of the consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s statement of operations for the year ended December 31, 2005 includes an income tax benefit of $33 million, reflecting a reduction in the Company’s liability for income taxes. The consolidated federal income tax returns for the 2002 and 2003 periods are currently under examination.

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary (“anniversary contract value”). These guarantees include benefits that are payable in the event of death or annuitization.

The Company also issues annuity contracts with contractually guaranteed death benefits and market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2005 and 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31,2005 the Company had the following guarantees associated with these contracts, by product and guarantee type:

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

	December 31, 2005		December 31, 2004
		At Annuitization / Accumulation		At Annuitization / Accumulation
	In the Event of Death		In the Event of Death
Variable Annuity Contracts	(dollars in thousands)		(dollars in thousands)

Return of net deposits
Account value	$2,707,932	N/A	$2,185,831	N/A
Net amount at risk	$3,758	N/A	$7,373	N/A
Average attained age of contractholders	62 years	N/A	62 years	N/A

Minimum return or anniversary contract value
Account value	$10,232,599	$3,247,771	$9,704,195	$2,034,671
Net amount at risk	$1,189,296	$1,013	$1,456,702	$1,122
Average attained age of contractholders	64 years	59 years	65 years	59 years
Average period remaining until earliest expected annuitization		5.94 years		6.3 years

Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Account value	$294,401	$299,387	$328,951	$345,342

	December 31, 2005	December 31, 2004
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(dollars in thousands)

No Lapse Guarantees
Separate account value	$1,869,123	$1,625,520
General account value	$593,514	$393,712
Net amount at risk	$39,173,240	$32,294,429
Average attained age of contractholders	45 years	45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:
	December 31, 2005	December 31, 2004
	(dollars in thousands)

Equity funds	$ 9,464,782	$ 8,135,376
Bond funds	$671,143	$760,834
Balanced funds	$334,223	$305,574
Money market funds	$228,471	$266,639
Specialty funds	$44,265	$11,783
Total	$ 10,742,884	$ 9,480,206

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The total amount of funds invested in separate account investment options for variable life, variable universal life and universal life contracts with guarantees was $1.869 billion at December 31, 2005.

In addition to the above mentioned amounts invested in separate account investment options, $2.197 billion of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts prior to reinsurance. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) and guaranteed minimum income withdrawal benefit (“GMIWB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.”

	GMDB	GMIB	GMIWB	Total
	(in thousands)
Balance as of January 1, 2004	$42,194	$2,211	-	$44,405
Incurred guarantee benefits	24,700	5,214	-	29,914
Paid guarantee benefits	(23,057)	-	-	(23,057)
Balance as of December 31, 2004	$43,837	$7,425	-	$51,262
Incurred guarantee benefits	25,021	4,941	(1,370)	28,592
Paid guarantee benefits	(16,663)	-	-	(16,663)
Balance as of December 31, 2005	$52,195	$12,366	(1,370)	$63,191

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at December 31, 2005 by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB’s were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMIWB feature provides a contractholder with two methods to receive guaranteed minimum payments over time - a "withdrawal" option and an "income" option. Each of these amounts is based on a "protected withdrawal value" (the "GMIWB

Protected Withdrawal Value"). The initial GMIWB Protected Withdrawal Value is determined as of the date that the contractholder makes his/her first withdrawal under the annuity following the election of the GMIWB. The initial GMIWB Protected Withdrawal Value is equal to the greatest of three amounts, which, stated generally, are (a) account value, plus additional purchase payments and any credits, rolled up at a specified percentage for a period of time (b) account value as of the date of the first withdrawal and (c) a specified highest anniversary value. Under the withdrawal option, the Company guarantees that a specified percentage of the GMIWB Protected Withdrawal Value can be withdrawn each year until the GMIWB Protected Withdrawal Value has been exhausted. Under the income option, the Company guarantees that a lesser percentage of the GMIWB Protected Withdrawal Value can be withdrawn for life. As under the GMWB feature, the contractholder may elect to step-up the GMIWB Protected Withdrawal Value if, due to positive market performance, the account value is greater than the current GMIWB Protected Withdrawal Value.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

Sales Inducements
(in thousands)
Balance as of January 1, 2004	$79,143
Capitalization	43,286
Amortization	(11,969)
Balance as of December 31, 2004	110,460
Capitalization	43,349
Amortization	(14,797)
Balance as of December 31, 2005	$139,012

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net loss for the Company amounted to $2 million, $4 million, and $141 million for the years ended December 31, 2005, 2004, and 2003, respectively. Statutory surplus of the Company amounted to $540 million and $572 million at December 31, 2005 and 2004, respectively. The Company had statutory losses in 2003 primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses that are not deferred under statutory accounting, and from increases to reserves. During late 2003 and in 2004, the Company obtained reinsurance on the term life business from a captive affiliate, mitigating the surplus strain on that business. The agreement is discussed further in Note 13, below.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution without prior approval in 2005. There have been no dividend payments to the parent in 2005, 2004 or 2003.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Consolidated Financial Statements for a discussion of derivative instruments.

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

Commercial Loans

The fair value of commercial loans, other than those held by the Company’s commercial mortgage operations, is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, and adjusted for the current market spread for similar quality loans.

The fair value of commercial loans held by the Company’s commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

Investment contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value. Investment contracts are reflected within “Policyholders’ account balances.”

The following table discloses the carrying amounts and fair values of the Company’s financial instruments at December 31:

	2005		2004
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in thousands)
Financial assets:
Fixed maturities, available for sale	$ 6,189,040	$ 6,189,040	$ 6,339,103	$ 6,339,103
Policy loans	879,156	938,419	856,755	960,391
Commercial Loans	269,161	269,161	2,285	2,285
Short-term investments	113,144	113,144	122,061	122,061
Cash and cash equivalents	158,010	158,010	743,533	743,533
Separate account assets	19,094,129	19,094,129	17,326,555	17,326,555

Financial liabilities:
Investment contracts	3,073,540	3,073,409	3,749,639	3,772,610
Cash collateral for loaned securities	389,794	389,794	410,718	410,718
Securities sold under repurchase agreements	36,439	36,439	45,254	45,254
Short Term Debt to affiliates	105,596	105,596	-	-
Separate account liabilities	$ 19,094,129	$ 19,094,129	$ 17,326,555	$ 17,326,555

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company’s exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11.	DERIVATIVE INSTRUMENTS (continued)

Currency derivatives, including currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in our investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees which are determined using pricing models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are settled on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures through regulated exchanges and these positions are marked to market on a daily basis.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $ 121 million of commercial loans in 2006. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $73 million in 2006.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product and administration, servicing or other errors, including errors relating to the timing or amount of payments due to customers. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS (continued)

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Proceedings

The Company’s litigation and regulatory matters are subject to legal and regulatory actions in the ordinary course of their businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Stewart v. Prudential, et al. is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against the Company and The Prudential Insurance Company of America. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. In February 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. The Company plans to appeal the verdict.

The Company’s litigation and regulatory matters is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company’s financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses also includes allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plan for the Company’s employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $1.5 million and $1.5 million in 2005 and 2004, respectively.

The Company’s share of net expense for the pension plans was $3.1 million and $3.6 million for the twelve months ended December 31, 2005 and twelve months ended December 31, 2004, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13.	RELATED PARTY TRANSACTIONS (continued)

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income

In accordance with a revenue sharing agreement with Prudential Investments LLC, the Company receives fee income from policyholders’ account balances invested in the Prudential Series Funds (“PSF”). These revenues are recorded as “Asset management fees” in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, “COLI,” policies to Prudential Insurance. The cash surrender value included in separate accounts for the COLI policies was $1.223 billion and $1.101 billion at December 31, 2005 and December 31, 2004, respectively. Fees related to the COLI policies were $16 million, $13 million and $12 million for the years ending December 31, 2005, 2004 and 2003.

Reinsurance with affiliates

Pruco Reinsurance Ltd.

During September 2003, the Company implemented an agreement to reinsure its term life insurance policies with an affiliated company, Pruco Reinsurance Ltd. or, “Pruco Re.” The Company reinsured with Pruco Re a significant portion of the risks under such policies through an automatic and facultative coinsurance agreement. This Agreement covered all significant risks under the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. This coinsurance agreement replaced the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. The initial cost of this transaction of $8 million was deferred and amortized over the life of the underlying insurance policies; $1 million was amortized in 2003, less than $1 million in 2004, these amounts were recorded in other income. Reinsurance recoverables related to this transaction were $29 million at December 31, 2003, including the unamortized portion of the initial cost of $7 million. Premiums ceded in 2004 and 2003 were $58 million and $31 million, respectively. Benefits ceded in 2004 and 2003 were ($5) million and $6 million, respectively.

During September 2004, this transaction was recaptured by the Company and replaced with a new coinsurance with PARCC, described in more detail below.

PARCC

In September 2004, the Company entered into an agreement to reinsure its term life insurance policies with an affiliated company, PARCC. The Company reinsures with PARCC 90 percent of the risks under such policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. There was no net cost associated with the initial transactions. Reinsurance recoverables related to this transaction were $356 million and $226 million as of December 31, 2005 and December 31, 2004, respectively. Premiums ceded to PARCC in 2005 and 2004 were $297 million and $102 million, respectively. Benefits ceded in 2005 and 2004 were $111 million and $52 million, respectively.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a coinsurance treaty with an affiliated offshore captive company, Pruco Re Ltd. The agreement had covered all term policies written on or after October 1, 2002.

Prudential Insurance

In December 2004, the Company recaptured the excess of loss reinsurance agreement with Prudential Insurance and replaced it with a revised agreement to reinsure all risks, not otherwise reinsured. Reinsurance recoverables were $60 million and $47 million as of December 31, 2005 and December 31, 2004, respectively. Premiums and fees ceded to Prudential Insurance in 2005, 2004 and 2003 were $178 million, $13 million and $12 million, respectively. Benefits ceded in 2005, 2004 and 2003 were $174 million, $28 million and $38 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

During 2005, the Company entered into new reinsurance agreements with affiliates as part of its risk management and capital management strategies for annuities. The Company entered into a coinsurance agreement with The Prudential Insurance Company of America providing for the 100% reinsurance of its Lifetime Five benefit feature sold on its annuities prior to May 6, 2005. Effective July 1, 2005, the Company entered into another coinsurance agreement with Pruco Reinsurance, Ltd. providing for the 100% reinsurance of its Lifetime Five benefit feature sold on its annuities after May 5, 2005. Effective July 1, 2005, the Company entered into a new coinsurance agreement with Pruco Re, Ltd. providing for the 100% reinsurance of its

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13.	RELATED PARTY TRANSACTIONS (continued)

Lifetime Five benefit feature sold on new business after May 5, 2005 as well as for riders issued from March 15, 2005 forward on business in-force before March 15, 2005.

Other affiliated reinsurance agreements

In addition, the Company currently has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company’s maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.Group annuities affiliated benefits ceded were $2 million in 2005, $2 million in 2004, and $3 million in 2003.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company’s Taiwan branch including Taiwan’s insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company’s Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential Financial.

Affiliated premiums ceded for the periods ended December 31, 2005, 2004 and 2003 from the Taiwan coinsurance agreement were $81 million, $85 million and $84 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2005, 2004 and 2003 from the Taiwan coinsurance agreement were $13 million, $12 million and $13 million, respectively.

Included in the total affiliated reinsurance recoverable balances of $935 million and $752 million at December 31, 2005 and December 31, 2004, respectively, were reinsurance recoverables related to the Taiwan coinsurance agreement of $519 million and $467 million at December 31, 2005 and December 31, 2004, respectively.

Purchase of fixed maturities from an affiliate

During 2003, the Company invested $112 million in the preferred stock of two Delaware corporations (the “DE Subs”), which were created to acquire municipal fixed maturity investments from an affiliate of the Company. The DE Subs are included in the Company’s consolidated financial statements. Prudential Financial, Inc., the Company’s ultimate parent company, owns a nominal common stock investment in each of the DE Subs.

The DE Subs purchased municipal fixed maturity investments for $112 million, the acquisition-date fair value, but reflected the investments at historic amortized cost of the affiliate. The difference between the historic amortized cost and the fair value, net of taxes was reflected as a reduction to paid-in-capital. The fixed maturity investments are categorized in the Company’s consolidated balance sheet as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In addition, the Company also purchased corporate fixed maturities with a fair value of $52 million from the same affiliate. These investments were reflected in the same manner as is described above, with the difference between the historic amortized cost and the fair value, net of taxes reflected as a reduction of paid-in-capital with an offsetting increase to accumulated other comprehensive income. The difference between the historic amortized cost and the fair value, net of taxes for both the municipal securities and the corporate securities was $8 million.

During 2004, the Company invested an additional $110 million in fixed maturities owned by Prudential Insurance, but reflected these investments at amortized cost of $99 million. The Company also sold $31 million of fixed maturities securities, recorded at an amortized cost of $29 million, to PARCC. The net difference between the historic amortized cost and the fair value, net of taxes for both of these transactions was $5 million and was recorded as a decrease to paid in capital as described above.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Debt Agreements

The Company had a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. This credit facility was revised in July 2005 to increase the total credit line to $1.2 billion, of which, the amount of non asset-based borrowings cannot exceed $600 million. As of December 31, 2005 and December 31, 2004, there was $426 million and $456 million, respectively, of asset-based financing. There was $106 million of debt outstanding to Prudential Funding, LLC as of December 31, 2005 as compared to none at December 31, 2004. Interest expense related to this agreement was $4 million in 2005, with related interest charged at a variable rate ranging from 3.06% to 4.40%.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2005 and 2004 are summarized in the table below:

	Three months ended (in thousands)
	March 31	June 30	September 30	December 31
2005		(restated)
Total revenues	$ 256,747	$ 245,683	$ 268,888	$ 263,969
Total benefits and expenses	208,299	189,876	179,095	205,801
Income from operations before income taxes before Cumulative effect of accounting change	48,448	55,807	89,793	58,168
Net income	49,159	42,223	95,920	43,613

2004
Total revenues	$ 280,713	$ 271,729	$ 266,329	$ 270,824
Total benefits and expenses	240,797	250,795	236,081	216,433
Income from operations before income taxes before Cumulative effect of accounting change	39,916	20,934	30,248	54,391
Net income	22,389	18,672	28,989	43,411

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Pruco Life Insurance Company

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2005 and December 31, 2004 and the results of their operations and their cash flows for the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” as of January 1, 2004.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 24, 2006

PART C:

OTHER INFORMATION

Item 27. EXHIBITS
Exhibit number	Description of Exhibit
(a)	Board of Directors Resolution:
(i) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 4)
(ii) Amendment of Separate Account Resolution. (Note 6)
(b)	Not Applicable.
(c)	Underwriting Contracts:
(i) Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 4)
(ii) Proposed form of Agreement between Pruco Securities, LLC and independent brokers with respect to the Sale of the Contracts. (Note 4)
(d)	Contracts:
(i) Variable Universal Life Insurance Contract. (Note 7)
(ii) Rider for Flexible Term Insurance Benefit on Life of Insured. PLI 455 2004 (Note 15)
(iii) Endorsement for new PS III Contract issued as a result of exchange of insureds. (Note 8)
(iv) Endorsement for new PS III Contract as a result of exchange of PS I or PS II Contracts. (Note 8)
(v) Endorsement defining Active Investment Option at issue. (Note 10)
(vi) Endorsement defining Active Investment Option post issue. (Note 10)
(vii) Rider for Payment of an Additional Amount upon Surrender of the Contract. (Note 11)
(viii) Rider to Add a Fixed Rate Investment Option. (Note 14)
(ix) Endorsement for Allocation of Initial Premium PLI 501 2004. (Note 15)
(e)	Application:
(i) Application Form for Variable Universal Life Insurance Contract. (Note 7)
(ii) Supplement to the Application for Variable Universal Life Insurance Contract. (Note 7)
(f)	Depositor's Certificate of Incorporation and By-Laws:
(i) Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 3)
(ii) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 5)
(g)	Reinsurance Contracts:
(i) Agreement between Pruco Life and Munich American Reassurance Company. (Note 19)
(ii) Amendment to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 19)
(iii) Agreement between Pruco Life and Scottish Re. (Note 1)
(iv) Amendment to the Agreement between Pruco Life and Scottish Re. (Note 1)
(v) Agreement between Pruco Life and Prudential. (Note 1)
(h)	Participation Agreements and Amendments:
(i)(a) AIM Variable Insurance Funds, Inc. (Note 2)
(b) Amendment to the AIM Variable Insurance Funds, Inc. Participation Agreement. (Note 12)
(ii)(a) American Century Variable Portfolios, Inc. (Note 6)
(b) Amendment to the American Century Variable Portfolios, Inc. Participation Agreement. (Note 10)
(iii)(a) Dreyfus Variable Investment Fund. (Note 10)
(b) Amendment to the Dreyfus Variable Investment Fund Participation Agreement. (Note 10)
(iv)(a) Franklin Templeton Variable Insurance Products Trust. (Note 9)
(b) Amendment to the Franklin Templeton Variable Insurance Products Trust Participation Agreement. (Note 18)
(v)(a) Goldman Sachs Variable Insurance Trust. (Note 10)
(vi)(a) INVESCO Variable Investment Funds, Inc. (Note 10)
(vii)(a) Janus Aspen Series:
Institutional Shares (Note 2)
Service Shares (Note 10)
(b) Amendment to the Janus Aspen Series Participation Agreement. (Note 12)
(viii)(a) MFS Variable Insurance Trust. (Note 2)
(b) Amendment to the MFS Variable Insurance Trust Participation Agreement. (Note 12)
(ix)(a) Oppenheimer Variable Account Funds. (Note 10)
(x)(a) T. Rowe Price International Series, Inc. (Note 2)
(b) Amendment to the T. Rowe Price International Series, Inc. Participation Agreement. (Note 12)
(i)	Administrative Contracts:
(i) Service Agreement between Prudential and First Tennessee Bank National Association. (Note 13)
(j)	Powers of Attorney:
Helen M. Galt (Note 11)
James J. Avery, Jr. (Note 2)
Ronald P. Joelson, David R. Odenath, Jr. (Note 17)
John Chieffo, C. Edward Chaplin (Note 18)
(k)	Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)
(l)	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures. (Note 1)
(m)	Calculation. (Note 1)
(n)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 1)
(o)	None.
(p)	Not applicable.
(q)	Redeemability Exemption:
(i) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

(Note    1)     Filed herewith.
(Note    2)     Incorporated by reference to  Post-Effective  Amendment No. 2 to Form S-6,  Registration  No.  333-07451,  filed
                June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.
(Note    3)     Incorporated by reference to Form S-6,  Registration  No.  333-07451,  filed July 2, 1996 on behalf of the Pruco
                Life Variable Appreciable Account.
(Note    4)     Incorporated by reference to  Post-Effective  Amendment No. 10 to Form S-6,  Registration  No.  33-29181,  filed
                April 28, 1997 on behalf of the Pruco Life Variable Universal Account.
(Note    5)     Incorporated  by  reference  to Form 10-Q,  Registration  No.  33-37587,  filed August 15, 1997 on behalf of the
                Pruco Life Insurance Company.
(Note    6)     Incorporated by reference to  Post-Effective  Amendment No. 13 to Form S-6,  Registration  No.  33-29181,  filed
                June 4, 1999 on behalf of the Pruco Life Variable Universal Account.
(Note    7)     Incorporated by reference to Registrant's Form S-6, filed August 13, 1999.
(Note    8)     Incorporated by reference to  Post-Effective  Amendment No. 1 to this  Registration  Statement,  filed April 26,
                2000 on behalf of the Pruco Life Variable Universal Account.
(Note    9)     Incorporated  by reference  to Form S-6,  Registration  No.  333-94117,  filed  January 5, 2000 on behalf of the
                Pruco Life Variable Universal Account.
(Note   10)     Incorporated by reference to Post-Effective  Amendment No. 2 to this Registration  Statement,  filed October 13,
                2000 on behalf of the Pruco Life Variable Universal Account.
(Note   11)     Incorporated  by reference to  Post-Effective  Amendment No. 5 to this  Registration  Statement,  filed June 28,
                2001 on behalf of the Pruco Life Variable Universal Account.
(Note   12)     Incorporated  by reference to  Pre-Effective  Amendment No. 1 to Form S-6,  Registration  No.  333-94117,  filed
                April 14, 2000 on behalf of the Pruco Life Variable Universal Account.
(Note   13)     Incorporated by reference to  Post-Effective  Amendment No. 5 to Form N-6,  Registration  No.  333-49332,  filed
                April 22, 2003 on behalf of the Pruco Life Variable Universal Account.
(Note   14)     Incorporated by reference to  Post-Effective  Amendment No. 8 to this  Registration  Statement,  filed September
                16, 2002 onm behalf of the Pruco Life Variable Universal Account.
(Note   15)     Incorporated by reference to  Post-Effective  Amendment No. 11 to this Registration  Statement,  filed February 12,
                2004 on behalf of the Pruco Life Variable Universal Account.
(Note   16)     Incorporated by reference to Form N-4, Registration No. 333-52754, filed December 26, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.
(Note   17)     Incorporated by reference to Post-Effective Amendment No. 48 to Form N-4, Registration No. 333-37728, filed
                November 15, 2004 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.
(Note   18)     Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6, Registration No. 333-94117. filed
                April 22, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note   19)     Incorporated by reference to Post-Effective Amendment No. 13 to this Registration Statement, filed
                April 25, 2005 on behalf of the Pruco Life Variable Universal Account.

Item 28. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Vice Chairman and Director – President, Prudential Individual Life Insurance.

C. EDWARD CHAPLIN, Treasurer and Director – Senior Vice President and Treasurer, Prudential.

HELEN M. GALT, Director – Senior Vice President and Company Actuary, Prudential.

BERNARD J. JACOB, President and Director – Vice President, Prudential Individual Life and Annuities.

RONALD P. JOELSON, Director – Senior Vice President, Prudential Asset, Liability and Risk Management.

DAVID R. ODENATH, JR., Director – President, Prudential Annuities.

OFFICERS WHO ARE NOT DIRECTORS

JOHN CHIEFFO, Vice President and Chief Accounting Officer – Vice President and Individual Life Controller.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary – Chief Counsel, Variable Products, Prudential Law Department.

MELODY C. MCDAID, Senior Vice President – Vice President and Site Executive, Prudential Financial Services Customer Service Office.

JAMES M. O'CONNOR, Senior Vice President and Actuary – Vice President, Guaranteed Products.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary – Vice President and Actuary, Prudential.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 28, 2006.

Item 30. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

Pruco Securities LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC ("Prusec")
Name and Principal Business Address	Position and Office With Depositor
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, manager, Chief Operating Officer
Clifford E. Kirsch (Note 1)	Vice President, Chief Legal Officer, Secretary
Bernard Russo (Note 1)	Vice President, Controller, Chief Financial Officer
James G. Carroll (Note 1)	Vice President, Chief Compliance Officer
Maryanne Ryan (Note2)	Vice President, Anti-Money Laundering Officer
Thomas H. Harris (Note 1)	Vice President
Mark A. Hug (Note 1)	Vice President
Patrick L. Hynes (Note 4)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
C. Edward Chaplin (Note 2)	Vice President, Treasurer
Ralph Aquilera (Note 1)	Assistant Controller
James J. Avery, Jr. (Note 1)	Manager
Kieran J. Quinn (Note 1)	Vice President
David R. Odenath (Note 3)	Manager
Judy A. Rice (Note 3)	Manager
Martin Chotiner (Note 1)	Assistant Controller
Raymond H. Goslin (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Valerie Simpson (Note 1)	Assistant Controller
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Robert Montellione (Note 1)	Assistant Treasurer
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Thomas Castano (Note 1)	Assistant Secretary
Kathleen Gibson (Note 2)	Vice President, Assistant Secretary
Sue J. Nam (Note 2)	Assistant Secretary
Helene Gurian (Note 2)	Vice President, Anti-Money Laundering Officer

(1)	213 Washington Street, Newark, NJ 07102
(2)	751 Broad Street, Newark, NJ 07102
(3)	100 Mulberry Street, Newark, NJ 07102
(4)	One New York Plaza, 11th Floor, New York, NY 10004

Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. Prusec received gross distribution revenue for its individual variable life products of $95,241,637 in 2005, $114,496,331 in 2004, and $116,853,430 in 2003. Prusec passes through the gross distribution revenue it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $15,018,502 in 2005, $10,572,253 in 2004, and $12,087,173 in 2003. Prusec offers the Contract on a continuous basis.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 32. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services

Not Applicable.

Item 34. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no matewrial event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 10th day of April, 2006.

(Seal)

Pruco Life Variable Universal Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

Attest:	/s/ Thomas C. Castano	By:	/s/ Bernard J. Jacob
	Thomas C. Castano		Bernard J. Jacob
	Assistant Secretary		President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 10th day of April, 2006.

Signature and Title

/s/*_________________________
John Chieffo
Vice President and Chief Financial Officer

/s/*_________________________	*By: /s/ Thomas C. Castano
James J. Avery, Jr.	Thomas C. Castano
Director	(Attorney-in-Fact)

/s/*_________________________
C. Edward Chaplin
Director

/s/*_________________________
Helen M. Galt
Director

/s/*_________________________
Ronald P. Joelson
Director

/s/*_________________________
David R. Odenath, Jr.
Director

EXHIBIT INDEX

Item 27.
(g) Reinsurance Contracts:	(iii) Agreement between Pruco Life and Scottish Re.

(iv) Amendment to the Agreement between Pruco Life and Scottish Re.

(v) Agreement between Pruco Life and Prudential.

(k) Legal Opinion:	Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered.

(l) Actuarial Opinion:	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures.

(m) Calculation:	Calculation of sample illustrations.

(n) Auditor Consent:	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

(q) Redeemability Exemption:	(i) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).